UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Brian Harding

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

ANNUAL REPORT

September 30, 2018

Diversified Funds

ICON Equity Income Fund (IOEZX, IOECX, IEQAX)

ICON Flexible Bond Fund (IOBZX, IOBCX, IOBAX)

ICON Fund (ICNZX, ICNCX, ICNAX)

ICON Long/Short Fund (IOLZX, IOLCX, ISTAX)

ICON Opportunities Fund (ICONX)

ICON Risk-Managed Balanced Fund (IOCZX, IOCCX, IOCAX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442 • www.iconfunds.com

ICON Diversified Funds	About this Report

September 30, 2018 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2018, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Equity Income Fund and ICON Flexible Bond Fund may invest up to 25% and 35% of its assets in high-yield bonds that are below investment grade, respectively. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Equity Income Fund	Management Overview
September 30, 2018 (Unaudited)

Q. How did the Fund perform relative to its benchmarks?

A. The ICON Equity Income Fund (the Fund) Class S shares returned 5.19% for the fiscal year ending September 30, 2018, lagging its benchmark, the S&P Composite 1500 Index, which returned 17.69% during the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors were behind the Fund’s relative performance?

A. As the fiscal year began, our valuation methodology calculated an overall average value-to-price (V/P) ratio for the equity market of 1.00, meaning we believed the equity market as a whole was trading at fair value. While we anticipated flat performance, the market exceeded our expectations with the S&P 1500 returning in excess of 17%. However, stocks with higher dividend yields (that is, yields greater than 3%), did not do particularly well over this 12-month period. During fiscal year 2018, S&P 1500 stocks with dividend yields between 0% and 3% returned approximately 20%, while stocks with a dividend yield greater than 3% returned roughly 6%. This performance difference reflects, in part, the improvement in treasury yield over the course of the year. For example, the yield on the 10-year U.S. Treasury Note increased throughout the year -- from 2.33% on September 30, 2017 to 3.06% on September 30, 2018. As fixed income yields improved, the demand for high dividend yielding stocks as an alternative to fixed income investments in a low interest rate environment decreased. With the Fund’s tilt toward stocks with higher dividend yields, the Fund lagged its broad benchmark. The Fund’s fixed income positions during the fiscal year likewise adversely affected relative performance. As interest rates increased, the value of these fixed income positions decreased, creating an additional headwind compared to its equity only index.

Q. How did the Fund’s composition affect performance?

A. The Fund’s stock selection within the Consumer Discretionary sector was the largest detractor to Fund performance. The Fund’s Consumer Discretionary holdings returned approximately -14.7% while the Consumer Discretionary Sector benchmark enjoyed a 30.55% return during fiscal year 2018. In total this sector accounted for more than one third of the Fund’s underperformance. The Fund’s performance was adversely impacted by its lack of exposure to the internet & direct marketing retail industry and, specifically, the Fund’s lack of a position in Amazon. Amazon shares more than doubled in price over the course of the fiscal year, and its absence in the Fund accounts for nearly 10% of the Fund’s underperformance. An additional headwind came from the Fund’s overweight position in the Financials sector. The S&P 1500 Financials Index returned 8.56% over the year, well below the 17.68% return for the broader market. Because we calculated a V/P of 1.13 for the Financials sector as fiscal year 2018 began (well above our estimated V/P of 1.00 for the overall market), we believed the Fund’s Financials holdings would perform better than they did.

Similarly, the Fund’s fixed income allocation dragged on performance. We watched as the overall market V/P at times fell below 1.00 during the fiscal year. Because this suggested to us the market was overvalued, we increased our fixed income holdings and defensive index put options. As interest rates increased, however, the value of our fixed income positions decreased. Furthermore, as the market moved higher during the year, the defensive put options lost value and negatively impacted the Fund.

Q. What is the outlook for the ICON Equity Income Fund?

A. As of September 30, 2018, we believe the market has an overall average V/P of 1.02, meaning stocks are generally priced only slightly below their fair value under our system. Accordingly, we do not anticipate the same strong returns in the equity market in fiscal year 2019 as we saw in the last two fiscal years. Fifteen percent of the Fund is allocated to fixed income holdings, with the remaining 85% comprised of equities. We nonetheless still see sector opportunities based on our valuation readings. The Financials sector has a V/P of 1.19, for example and, as fiscal year 2018 ends, the Fund is invested in an effort to take advantage of potential sector gains. We will continue to monitor the equity market to find the best combination of value and dividend for our investors.

Annual Report | September 30, 2018	3

ICON Equity Income Fund	Management Overview
September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	5.19%	9.08%	8.33%	7.24%	1.26%	1.10%
ICON Equity Income Fund - Class C	11/8/02	4.21%	8.00%	7.26%	7.25%	2.31%	2.10%
ICON Equity Income Fund - Class A	5/31/06	4.98%	8.80%	8.06%	6.19%	1.56%	1.35%
ICON Equity Income Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-1.05%	7.52%	7.42%	5.68%	1.56%	1.35%
S&P Composite 1500 Index		17.69%	13.77%	12.04%	9.54%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Corporate Bonds (7.03%)
Communication Services (0.33%)
Lee Enterprises, Inc.
9.50%, 03/15/22(a)(b)	$250,000	$260,313

Consumer Discretionary (1.98%)
Foot Locker, Inc.
8.50%, 01/15/22	300,000	338,250
M/I Homes, Inc.
6.75%, 01/15/21	200,000	203,990
Reliance Intermediate Holdings LP
6.50%, 04/01/23(a)	650,000	675,187
William Lyon Homes, Inc.
7.00%, 08/15/22	350,000	356,563
		1,573,990
Consumer Staples (1.10%)
Central Garden & Pet Co.
6.13%, 11/15/23	600,000	618,750
Kraft Heinz Foods Co.
4.88%, 02/15/25(a)	250,000	254,032
		872,782
Energy (0.64%)
MPLX LP
5.50%, 02/15/23	500,000	510,066

Financial (0.33%)
Enova International, Inc.
9.75%, 06/01/21	250,000	262,187

Health Care (0.26%)
Molina Healthcare, Inc.
5.38%, 11/15/22	200,000	203,250

Industrials (0.80%)
RR Donnelley & Sons Co.
7.88%, 03/15/21	500,000	530,625
USG Corp.
5.50%, 03/01/25(a)	100,000	102,000
		632,625
Information Technology (0.32%)
NXP BV / NXP Funding LLC
4.63%, 06/01/23(a)	250,000	253,800

Materials (0.73%)
Freeport-McMoRan, Inc.
6.88%, 02/15/23	244,000	259,860
Teck Resources, Ltd.
8.50%, 06/01/24(a)	292,000	319,229
		579,089
Real Estate (0.12%)
Iron Mountain, Inc.
5.75%, 08/15/24(b)	100,000	98,950
	Shares or Principal Amount	Value
Telecommunication Services (0.26%)
Level 3 Parent LLC
5.75%, 12/01/22	$200,000	$202,290

Utilities (0.16%)
DPL, Inc.
6.75%, 10/01/19	124,000	127,100

Total Corporate Bonds
(Cost $5,641,572)		5,576,442

Common Stocks (82.57%)
Aerospace & Defense (1.92%)
Boeing Co.	4,100	1,524,790

Auto Parts & Equipment (3.04%)
Autoliv, Inc.(b)	13,400	1,161,512
Magna International, Inc.	23,800	1,250,214
		2,411,726
Automobile Manufacturers (1.79%)
Nissan Motor Co., Ltd., Sponsored ADR(b)	76,000	1,421,580

Biotechnology (1.08%)
AbbVie, Inc.	9,100	860,678

Building Products (1.87%)
Johnson Controls International PLC	42,400	1,484,000

Construction Machinery & Heavy Trucks (1.79%)
Cummins, Inc.	9,700	1,416,879

Diversified Banks (5.95%)
Bank of America Corp.	65,500	1,929,630
JPMorgan Chase & Co.	18,000	2,031,120
US Bancorp	14,400	760,464
		4,721,214
Diversified Chemicals (3.12%)
Eastman Chemical Co.	14,100	1,349,652
Huntsman Corp.	41,400	1,127,322
		2,476,974
Electric Utilities (3.21%)
Avangrid, Inc.	26,900	1,289,317
PPL Corp.	42,800	1,252,328
		2,541,645
Homebuilding (3.23%)
MDC Holdings, Inc.	48,100	1,422,798
PulteGroup, Inc.	46,100	1,141,897
		2,564,695
Hotels, Resorts & Cruise Lines (1.33%)
Royal Caribbean Cruises, Ltd.	8,100	1,052,514

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	5

ICON Equity Income Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Integrated Oil & Gas (2.35%)
TOTAL SA, Sponsored ADR	28,900	$1,860,871

Integrated Telecommunication Services (4.35%)
AT&T, Inc.	61,500	2,065,170
Verizon Communications, Inc.	26,000	1,388,140
		3,453,310
Investment Banking & Brokerage (3.51%)
BGC Partners, Inc., Class A	92,000	1,087,440
Morgan Stanley	36,400	1,695,148
		2,782,588
IT Consulting & Other Services (3.29%)
Booz Allen Hamilton Holding Corp.	29,800	1,478,974
International Business Machines Corp.	7,500	1,134,075
		2,613,049
Life & Health Insurance (5.38%)
CNO Financial Group, Inc.	65,100	1,381,422
Principal Financial Group, Inc.	25,600	1,499,904
Prudential Financial, Inc.	13,700	1,388,084
		4,269,410
Multi-Utilities (3.79%)
CenterPoint Energy, Inc.	58,200	1,609,230
DTE Energy Co.	12,800	1,396,864
		3,006,094
Oil & Gas Exploration & Production (3.00%)
Cimarex Energy Co.	8,900	827,166
Diamondback Energy, Inc.(b)	11,500	1,554,685
		2,381,851
Oil & Gas Refining & Marketing (3.48%)
Marathon Petroleum Corp.	19,800	1,583,406
Phillips 66	10,400	1,172,288
		2,755,694
Oil & Gas Storage & Transportation (1.69%)
TransCanada Corp.	33,200	1,343,272

Paper Packaging (2.63%)
International Paper Co.	18,400	904,360
Packaging Corp. of America	10,800	1,184,652
		2,089,012
Pharmaceuticals (1.06%)
Bristol-Myers Squibb Co.	13,500	838,080

Regional Banks (5.06%)
Fifth Third Bancorp	58,400	1,630,528
KeyCorp	38,300	761,787
Valley National Bancorp	67,600	760,500
Webster Financial Corp.	14,600	860,816
		4,013,631
Restaurants (1.37%)
Dine Brands Global, Inc.(b)	13,400	1,089,554
	Shares or Principal Amount	Value
Semiconductors (3.64%)
Broadcom, Inc.	5,851	$1,443,617
Intel Corp.	30,600	1,447,074
		2,890,691
Soft Drinks (2.09%)
Coca-Cola Co.	35,900	1,658,221

Technology Hardware, Storage & Peripherals (3.59%)
Apple, Inc.	12,600	2,844,324

Tobacco (3.96%)
Altria Group, Inc.	29,700	1,791,207
Philip Morris International, Inc.	16,500	1,345,410
		3,136,617
Total Common Stocks
(Cost $60,954,995)		65,502,964

Preferred Stocks (3.73%)
Financial Services (0.34%)
Cabco Series 2004-101 Trust Goldman Sachs Capital I, Series GS 3M US L + 0.85%, 02/15/34(c)	12,107	267,928

Industrial REITs (1.92%)
Gramercy Property Trust, Series A 7.13%(d)(e)
	60,923	1,521,857

Property & Casualty Insurance (1.47%)
Argo Group US, Inc.
6.50%, 09/15/42	46,594	1,171,839

Total Preferred Stocks
(Cost $3,028,566)		2,961,624

Convertible Preferred Stocks (1.92%)
Diversified Banks (0.81%)
Wells Fargo & Co., Series L 7.50%(b)(d)
	500	645,440

Office REITs (1.11%)
Equity Commonwealth, Series D 6.50%(d)
	33,473	876,993

Total Convertible Preferred Stocks
(Cost $1,458,671)		1,522,433

Closed-End Mutual Funds (3.10%)
BlackRock Income Trust, Inc.	82,681	472,935

The accompanying notes are an integral part of the financial statements.
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ICON Equity Income Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Closed-End Mutual Funds (continued)
Deutsche Multi-Market Income Trust	122,811	$1,102,843
Deutsche Strategic Income Trust	9,700	122,220
Duff & Phelps Utility and Corporate Bond Trust, Inc.	13,791	115,706
Eaton Vance High Income 2021 Target Term Trust	7,791	75,573
Nuveen Build America Bond Fund	26,879	537,580
Nuveen Build America Bond Opportunity Fund	1,301	28,323

Total Closed-End Mutual Funds
(Cost $2,412,056)		2,455,180

Underlying Security/Expiration
Date/Exercise Price/ Notional Amount	Contracts	Value
Purchased Put Options (0.02%)
S&P 500 Index
10/19/18, 2,660, $23,311,840	80	19,200

Total Purchased Put Options
(Cost $162,115)		19,200

	Shares or Principal Amount	Value
Collateral for Securities on Loan (1.73%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	1,373,225	1,373,225

Total Collateral for Securities on Loan
(Cost $1,373,225)		1,373,225

Total Investments (100.10%)
(Cost $75,031,200)		$79,411,068

Liabilities Less Other Assets (-0.10%)		(80,903)

Net Assets (100.00%)		$79,330,165

Investment Abbreviations:

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

LIBOR Rates:

3M US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $1,864,561.

(b)	All or a portion of the security was on loan as of September 30, 2018.

(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2018 was $1,521,857, which represent 1.92% of the Fund’s net assets.

Sector Composition (September 30, 2018)

Financials	22.85%
Consumer Discretionary	12.74%
Energy	11.16%
Information Technology	10.84%
Utilities	7.16%
Consumer Staples	7.15%
Materials	6.48%
Industrials	6.38%
Communication Services	4.68%
Real Estate	3.15%
Health Care	2.40%
Telecommunication Services	0.26%
95.25%

Percentages are based upon corporate bonds, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	7

ICON Equity Income Fund	Schedule of Investments
September 30, 2018

Industry Composition (September 30, 2018)

Diversified Banks	6.76%
Life & Health Insurance	5.38%
Regional Banks	5.06%
Integrated Telecommunication Services	4.35%
Tobacco	3.96%
Semiconductors	3.96%
Multi-Utilities	3.79%
Technology Hardware, Storage & Peripherals	3.59%
Investment Banking & Brokerage	3.51%
Homebuilding	3.49%
Oil & Gas Refining & Marketing	3.48%
IT Consulting & Other Services	3.29%
Electric Utilities	3.21%
Diversified Chemicals	3.12%
Auto Parts & Equipment	3.04%
Oil & Gas Exploration & Production	3.00%
Paper Packaging	2.63%
Integrated Oil & Gas	2.35%
Oil & Gas Storage & Transportation	2.33%
Soft Drinks	2.09%
Building Products	2.00%
Aerospace & Defense	1.92%
Industrial REITs	1.92%
Construction Machinery & Heavy Trucks	1.79%
Automobile Manufacturers	1.79%
Property & Casualty Insurance	1.47%
Restaurants	1.37%
Hotels, Resorts & Cruise Lines	1.33%
Office REITs	1.11%
Biotechnology	1.08%
Pharmaceuticals	1.06%
Other Industries (each less than 1%)	6.02%
95.25%

Percentages are based upon corporate bonds, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
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ICON Flexible Bond Fund	Management Overview
September 30, 2018 (Unaudited)

Q. How did the Fund perform relative to its benchmark?

A. For the fiscal year ended September 30, 2018, the ICON Flexible Bond Fund (the Fund) Class S shares outperformed its benchmark, the Barclays Capital U.S. Universal Index (ex-MBS). The Fund returned 1.89% while the Barclays Capital U.S. Universal Index (ex-MBS) returned -1.03%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors were behind the Fund’s relative performance?

A. Rising interest rates made fiscal year 2018 difficult for fixed income investors. As interest rates rose over the course of the year, bond prices generally declined, resulting in negative total returns for many bond funds.

Still, the ICON Flexible Bond Fund fared relatively well during this decline in bond values. The Fund’s shorter overall duration, corporate credit orientation and special situation/event-driven focus capitalized on opportunities that others may have missed, and partially offset some of the declining bond values that might have otherwise been the consequence of an interest rate increase.

Q. How did the Fund’s composition affect performance?

A. As stated above, the Fund outperformed its benchmark during the fiscal year. The outperformance largely stemmed from the Fund’s positions in corporate credit and the preferred share segment of the market, both of which produced strong relative returns during the 12-month period. Closed-end fund (CEF) positions also produced strong returns relative to the benchmark, contributing positively to the Fund’s performance.

The Fund looks to purchase CEFs at discounts to their net asset value (NAV). In particular, we look for CEFs that we believe may be converted to an open-end fund or which may liquidate and capitalize upon the discount. Our efforts to find these opportunities led to purchases in which one of the Fund’s CEF holdings liquidated at NAV and another open-ended. As a result, we were able to capture the original discount to net asset value at which each CEF had been acquired.

The Fund benefitted also from our high coupon yield to call purchases, which helped offset some of the Fund’s interest rate sensitivity due to the holdings’ short duration and attractive yields.

Finally, we increased our allocation to preferred stocks after interest rates had risen. We believed preferred stocks experienced more severe price declines than were warranted and several of the Fund’s preferred holdings resulted in attractive yields.

Q. What is your investment outlook for the bond market?

A. At the end of fiscal year 2018, investment-grade and high yield corporate bond spreads continue to trade at levels we regard as excessively tight and overvalued. With spreads at these levels, we have been focused on positions in defensively structured fixed income and are utilizing our bottom up approach to find this type of issue-specific opportunity. While we do not anticipate a substantial upward movement in interest rates over the course of the next 12 months, the Fund is positioned in the lower portion of its duration range as we move into fiscal year 2019. We continue to evaluate CEF opportunities. While future bond market volatility remains a possibility, we believe our bottom up investment methodology will help the Fund navigate the changing market.

Annual Report | September 30, 2018	9

ICON Flexible Bond Fund	Management Overview
September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	1.89%	3.56%	5.03%	4.33%	1.08%	0.92%
ICON Bond Fund - Class C	10/21/02	0.92%	2.67%	4.14%	3.79%	2.30%	1.77%
ICON Bond Fund - Class A	9/30/10	1.55%	3.28%	N/A	3.08%	1.58%	1.17%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	-3.29%	2.29%	N/A	2.45%	1.58%	1.17%
Barclays Capital U.S. Universal Index		-1.00%	2.53%	4.22%	4.27%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		-1.03%	2.69%	4.55%	4.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	www.iconfunds.com

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Corporate Bonds (59.50%)
Communication Services (1.65%)
Lee Enterprises, Inc.
9.50%, 03/15/22(a)(b)	$1,650,000	$1,718,062

Consumer Discretionary (13.24%)
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(a)	100,000	100,375
Foot Locker, Inc.
8.50%, 01/15/22	2,950,000	3,326,125
Lear Corp.
5.38%, 03/15/24	1,500,000	1,541,965
M/I Homes, Inc.
6.75%, 01/15/21	1,316,000	1,342,254
Nexteer Automotive Group, Ltd.
5.88%, 11/15/21(a)	200,000	204,583
Reliance Intermediate Holdings LP
6.50%, 04/01/23(a)	4,150,000	4,310,812
Silversea Cruise Finance, Ltd.
7.25%, 02/01/25(a)	350,000	380,748
William Lyon Homes, Inc.
7.00%, 08/15/22	2,550,000	2,597,813
		13,804,675
Consumer Staples (6.77%)
Central Garden & Pet Co.
6.13%, 11/15/23	2,550,000	2,629,687
Darling Ingredients, Inc.
5.38%, 01/15/22	1,369,000	1,382,690
Kraft Heinz Foods Co.
4.88%, 02/15/25(a)	3,000,000	3,048,383
		7,060,760
Energy (10.74%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/22	2,522,000	2,591,355
6.38%, 05/01/24	1,645,000	1,743,700
Continental Resources, Inc.
5.00%, 09/15/22	4,300,000	4,362,350
MPLX LP
5.50%, 02/15/23	2,450,000	2,499,325
		11,196,730
Financial (7.29%)
Catlin Insurance Co., Ltd.
3M US L + 2.975%(a)(c)(d)	850,000	841,500
Delphi Financial Group, Inc.
7.88%, 01/31/20	800,000	844,731
Enova International, Inc.
9.75%, 06/01/21	500,000	524,375
International Lease Finance Corp.
8.25%, 12/15/20	1,113,000	1,216,203
Jefferies Finance LLC / JFIN Co.- Issuer Corp.
7.38%, 04/01/20(a)	350,000	355,687
	Shares or Principal Amount	Value
Financial (continued)
Nationwide Mutual Insurance Co.
7.88%, 04/01/33(a)	$1,000,000	$1,321,670
NewBridge Bancorp, Series AI
7.25%, 03/14/24(a)(e)	500,000	504,095
Prudential Financial, Inc.
3M US L + 4.175%, 09/15/42(c)	1,100,000	1,163,250
Willis North America, Inc.
7.00%, 09/29/19	800,000	827,376
		7,598,887
Health Care (3.59%)
Catholic Health Initiatives
2.95%, 11/01/22	1,000,000	964,330
Hill-Rom Holdings, Inc.
5.75%, 09/01/23(a)	1,200,000	1,230,000
Horizon Pharma, Inc. / Horizon Pharma USA, Inc.
8.75%, 11/01/24(a)	500,000	533,750
Molina Healthcare, Inc.
5.38%, 11/15/22	1,000,000	1,016,250
		3,744,330
Industrials (4.99%)
Air Canada
7.75%, 04/15/21(a)	100,000	108,500
Covanta Holding Corp.
6.38%, 10/01/22	1,747,000	1,784,124
EnPro Industries, Inc.
5.88%, 09/15/22	722,000	735,537
RR Donnelley & Sons Co.
7.88%, 03/15/21	1,000,000	1,061,250
USG Corp.
5.50%, 03/01/25(a)	800,000	816,000
XPO Logistics, Inc.
6.50%, 06/15/22(a)	675,000	696,938
		5,202,349
Information Technology (5.58%)
Amkor Technology, Inc.
6.38%, 10/01/22	1,280,000	1,304,154
Dell International LLC / EMC Corp.
7.13%, 06/15/24(a)	852,000	915,133
Nielsen Co. Luxembourg SARL
5.50%, 10/01/21(a)	500,000	502,875
NXP BV / NXP Funding LLC
4.63%, 06/01/23(a)	3,050,000	3,096,360
		5,818,522
Materials (2.69%)
Hecla Mining Co.
6.88%, 05/01/21	500,000	501,250
Teck Resources, Ltd.
8.50%, 06/01/24(a)	2,105,000	2,301,291
		2,802,541
Utilities (2.96%)
DPL, Inc.
6.75%, 10/01/19	619,000	634,475

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	11

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Utilities (continued)
Vistra Energy Corp.
7.38%, 11/01/22	$750,000	$780,135
7.63%, 11/01/24	1,560,000	1,678,950
		3,093,560

Total Corporate Bonds (Cost $62,987,018)		62,040,416

Asset-Backed Securities (3.22%)
SMB Private Education Loan Trust 2014-A
Series 2014-A, Class C
4.50%, 11/15/25(a)(e)	3,500,000	3,357,602

Total Asset-Backed Securities (Cost $3,378,658)		3,357,602

U.S. Treasury Obligations (8.03%)
U.S. Treasury Bond
2.88%, 08/15/28	8,500,000	8,371,172

Total U.S. Treasury Obligations (Cost $8,424,759)		8,371,172

Common Stocks (3.14%)
Industrial REITs (3.14%)
Gramercy Property Trust(b)	119,294	3,273,427

Total Common Stocks (Cost $3,266,371)		3,273,427

Preferred Stocks (12.23%)
Diversified Banks (0.25%)
Wells Fargo & Co., Series L 7.50%(b)(d)	200	258,176

Financial Services (2.01%)
Cabco Series 2004-101 Trust Goldman Sachs Capital I, Series GS
3M US L + 0.85%, 02/15/34(c)	94,496	2,091,196

Industrial REITs (4.16%)
Gramercy Property Trust, Series A 7.13%(d)(e)	173,861	4,343,048

Life & Health Insurance (0.74%)
Prudential Financial, Inc.(b)
5.75%, 12/15/52	30,696	768,014
	Shares or Principal Amount	Value
Property & Casualty Insurance (5.07%)
Argo Group US, Inc.(b)
6.50%, 09/15/42	210,258	$5,287,989

Total Preferred Stocks (Cost $12,917,497)		12,748,423

Convertible Preferred Stocks (2.72%)
Office REITs (2.72%)
Equity Commonwealth, Series D 6.50%(d)	108,118	2,832,692

Total Convertible Preferred Stocks (Cost $2,722,510)		2,832,692

Closed-End Mutual Funds (9.87%)
BlackRock Income Trust, Inc.(b)	134,663	770,272
Deutsche Multi-Market Income Trust	299,859	2,692,734
Deutsche Strategic Income Trust	43,770	551,502
Duff & Phelps Utility and Corporate Bond Trust, Inc.(b)	48,797	409,407
High Income Securities Fund	110,616	1,048,640
Nuveen Build America Bond Fund	147,666	2,953,320
Nuveen Build America Bond Opportunity Fund	85,558	1,862,597

Total Closed-End Mutual Funds (Cost $10,323,218)		10,288,472

Collateral for Securities on Loan (2.40%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	2,503,136	2,503,136

Total Collateral for Securities on Loan (Cost $2,503,136)		2,503,136

Total Investments (101.11%) (Cost $106,523,167)		$105,415,340

Liabilities Less Other Assets (-1.11%)		(1,154,990)

Net Assets (100.00%)		$104,260,350

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

12	www.iconfunds.com

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2018

LIBOR Rates:

3M  US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $26,344,364.

(b)	All or a portion of the security was on loan as of September 30, 2018.

(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2018 was $8,204,745, which represent 7.87% of the Fund’s net assets.

Credit Diversification (September 30, 2018)

Ba2	12.38%
B1	9.07%
Ba1	8.52%
Baa3	8.25%
Aaa	8.03%
Ba3	4.97%
B2	4.51%
Baa2	4.04%
NR*	3.69%
B3	3.48%
A3	1.27%
Baa1	0.92%
BBB	0.81%
BBB+	0.81%
Total:	70.75%

Percentages are based upon corporate bond, asset-backed securities and U.S. Treasury obligations investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc where available, otherwise on Standard & Poor’s Financial Services LLC.

*	NR - Not Rated

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	13

ICON Fund	Management Overview

September 30, 2018 (Unaudited)

Q. How did the Fund perform relative to its benchmark?

A. The ICON Fund (the Fund) Class S returned 6.53% for the fiscal year ended September 30, 2018, while its benchmark, the S&P Composite 1500 Index, returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors were behind the Fund’s relative performance?

A. Much of the Fund’s underperformance relative to the S&P Composite 1500 Index occurred between late June and September 30, 2018. The market experienced a sector theme change during the fourth fiscal quarter. The Fund’s large weightings in the Financials, Consumer Discretionary and Information Technology sectors were a drag on performance in the last months of the fiscal year, while lesser weighted sectors like Communication Services, Utilities and Consumer Staples were among the leaders.

Q. How did the Fund’s composition affect performance?

A. The five biggest contributors to Fund performance were Adobe Inc., SVB Financial Group, Bank of America Corp., Home Depot Inc. and Total Systems Services Inc. Bank of America and SVB Financial Group are in the Financials sector and repeated as top five contributors from the previous fiscal year. Adobe and Total Systems are in the Information Technology sector while Home Depot is categorized as a home improvement retail industry which is included in the Consumer Discretionary sector. All five remained in the portfolio as of September 30, 2018.

The five stocks that detracted the most from Fund performance were Celgene Corp., Whirlpool Corp., Applied Materials Inc., Skyworks Solutions Inc. and Martin Marietta Materials Inc. Whirlpool and Applied Materials were sold during fiscal year 2018. The other three remain in the Fund.

Q. What is your investment outlook for the overall market?

A. As of September 30, 2018, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.02 for the overall market. In other words, we believe stock prices, on average, are slightly below our estimate of fair value. We are not seeing overpricing and other indications or behaviors typical of market peaks. In terms of upside potential we do not expect the excess returns available when the broad market is priced at a discount to fair value.

14	www.iconfunds.com

ICON Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

					Since	Gross Expense	Net Expense
	Inception Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Fund - Class S	5/6/04	6.53%	7.29%	6.10%	5.11%	1.10%	1.10%
ICON Fund - Class C	11/28/00	5.32%	6.07%	5.21%	4.14%	2.31%	2.25%
ICON Fund - Class A	5/31/06	6.08%	6.87%	5.65%	2.82%	1.66%	1.50%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	0.00%	5.61%	5.02%	2.33%	1.66%	1.50%
S&P Composite 1500 Index		17.69%	13.77%	12.04%	9.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	15

ICON Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.95%)
Application Software (7.10%)
Adobe Systems, Inc.(a)	13,000	$3,509,350

Auto Parts & Equipment (2.36%)
Magna International, Inc.	22,200	1,166,166

Biotechnology (6.70%)
Celgene Corp.(a)	18,500	1,655,565
Vertex Pharmaceuticals, Inc.(a)	8,600	1,657,564
		3,313,129

Building Products (2.89%)
Masco Corp.	39,000	1,427,400

Construction Materials (4.61%)
Eagle Materials, Inc.	7,700	656,348
Martin Marietta Materials, Inc.	8,900	1,619,355
		2,275,703

Data Processing & Outsourced Services (4.05%)
Total System Services, Inc.	20,300	2,004,422

Diversified Banks (13.62%)
Bank of America Corp.	182,000	5,361,720
JPMorgan Chase & Co.	12,200	1,376,648
		6,738,368

General Merchandise Stores (2.86%)
Dollar General Corp.	4,800	524,640
Dollar Tree, Inc.(a)	10,900	888,895
		1,413,535

Health Care Equipment (1.51%)
Teleflex, Inc.	2,800	745,052

Health Care Services (1.51%)
DaVita, Inc.(a)	10,400	744,952

Home Improvement Retail (3.73%)
Home Depot, Inc.	8,900	1,843,635

Homebuilding (3.71%)
PulteGroup, Inc.	74,100	1,835,457

Hotels, Resorts & Cruise Lines (3.02%)
Royal Caribbean Cruises, Ltd.	11,500	1,494,310

Interactive Media & Services (2.03%)
Facebook, Inc., Class A(a)	6,100	1,003,206

Leisure Products (1.78%)
Polaris Industries, Inc.(b)	8,700	878,265

Oil & Gas Exploration & Production (6.88%)
Cabot Oil & Gas Corp.	37,000	833,240
Diamondback Energy, Inc.(b)	8,600	1,162,634
	Shares or Principal Amount	Value
Oil & Gas Exploration & Production (continued)
Parsley Energy, Inc., Class A(a)	48,100	$1,406,925
		3,402,799
Oil & Gas Refining & Marketing (2.81%)
Marathon Petroleum Corp.	17,400	1,391,478

Pharmaceuticals (3.43%)
Jazz Pharmaceuticals PLC(a)	10,100	1,698,113

Regional Banks (14.14%)
KeyCorp	58,000	1,153,620
PNC Financial Services Group, Inc.	8,300	1,130,377
Signature Bank	16,600	1,906,344
SVB Financial Group(a)	9,000	2,797,470
		6,987,811

Semiconductor Equipment (1.74%)
Applied Materials, Inc.	22,300	861,895

Semiconductors (9.47%)
Broadcom, Inc.	1,800	444,114
Qorvo, Inc.(a)	20,300	1,560,867
Skyworks Solutions, Inc.	29,500	2,675,945
		4,680,926

Total Common Stocks
(Cost $36,233,307)		49,415,972

Total Investments (99.95%)
(Cost $36,233,307)		$49,415,972

Other Assets Less Liabilities (0.05%)		22,484

Net Assets (100.00%)		$49,438,456

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON Fund	Schedule of Investments

September 30, 2018

Sector Composition (September 30, 2018)

Financials	27.76%
Information Technology	22.36%
Consumer Discretionary	17.46%
Health Care	13.15%
Energy	9.69%
Materials	4.61%
Industrials	2.89%
Communication Services	2.03%
99.95%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Regional Banks	14.14%
Diversified Banks	13.62%
Semiconductors	9.47%
Application Software	7.10%
Oil & Gas Exploration & Production	6.88%
Biotechnology	6.70%
Construction Materials	4.61%
Data Processing & Outsourced Services	4.05%
Home Improvement Retail	3.73%
Homebuilding	3.71%
Pharmaceuticals	3.43%
Hotels, Resorts & Cruise Lines	3.02%
Building Products	2.89%
General Merchandise Stores	2.86%
Oil & Gas Refining & Marketing	2.81%
Auto Parts & Equipment	2.36%
Interactive Media & Services	2.03%
Leisure Products	1.78%
Semiconductor Equipment	1.74%
Health Care Services	1.51%
Health Care Equipment	1.51%
99.95%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	17

ICON Long/Short Fund	Management Overview

  September 30, 2018 (Unaudited)

Q. How did the Fund perform relative to its benchmark?

A.	The ICON Long-Short Fund (the Fund) Class S returned 7.88% for the fiscal year ended September 30, 2018, while its benchmark, the S&P Composite 1500 Index, returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors were behind the Fund’s relative performance?

A.	The Fund’s underperformance relative to the S&P 1500 Index occurred between late June and September 30, 2018. The market experienced a sector theme change during the fourth fiscal quarter. The Fund’s large weightings in the Financials, Consumer Discretionary and Information Technology sectors were a drag on performance in the last months of the fiscal year, while lesser weighted sectors like Communication Services, Utilities and Consumer Staples were among the market leaders.

Q. How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were MasterCard Inc., SVB Financial Group, Adobe Inc., Bank of America Corp. and CSX Corp. Bank of America and SVB Financial Group are in the Financials sector and repeated as two of the top five contributors from the previous fiscal year. Master Card and Adobe are in the Information Technology sector while CSX, a railroad, is in the Industrials sector. All five remained in the portfolio as of September 30, 2018.

The five stocks that detracted the most from Fund performance were Celgene Corp., Installed Building Products Inc., SINA Corp., Applied Materials Inc., and Whirlpool Corp. The Fund sold its positions in Whirlpool, SINA and Applied Materials during the fiscal year. The other two companies remain in the Fund.

Q. What is your investment outlook for the overall market?

A.	As of September 30, 2018, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.02 for the overall market. In other words, we believe stock prices, on average, are slightly below our estimate of fair value. We are not seeing overpricing and other indications or behaviors typical of market peaks. In terms of upside potential we do not expect the excess returns available when the broad market is priced at a discount to fair value.

18	www.iconfunds.com

ICON Long/Short Fund	Management Overview

 September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	7.88%	9.16%	7.47%	5.78%	1.50%	1.25%
ICON Long/Short Fund - Class C	10/17/02	6.78%	8.02%	6.34%	6.08%	2.74%	2.30%
ICON Long/Short Fund - Class A	5/31/06	7.52%	8.83%	7.14%	4.25%	1.93%	1.55%
ICON Long/Short Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	1.39%	7.55%	6.51%	3.75%	1.93%	1.55%
S&P Composite 1500 Index		17.69%	13.77%	12.04%	9.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	19

ICON Long/Short Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.39%)
Air Freight & Logistics (3.41%)
FedEx Corp.	4,100	$987,239

Application Software (2.24%)
Adobe Systems, Inc.(a)	2,400	647,880

Auto Parts & Equipment (1.36%)
Magna International, Inc.	7,500	393,975

Biotechnology (9.18%)
Alexion Pharmaceuticals, Inc.(a)	7,200	1,000,872
Celgene Corp.(a)	9,500	850,155
Vertex Pharmaceuticals, Inc.(a)	4,200	809,508
		2,660,535
Building Products (2.67%)
Masco Corp.	21,100	772,260

Construction Materials (3.48%)
Eagle Materials, Inc.	6,700	571,108
Martin Marietta Materials, Inc.	2,400	436,680
		1,007,788
Data Processing & Outsourced Services (6.15%)
Mastercard, Inc., Class A	8,000	1,780,880

Diversified Banks (9.06%)
Bank of America Corp.	70,700	2,082,822
JPMorgan Chase & Co.	4,800	541,632
		2,624,454
General Merchandise Stores (4.53%)
Dollar General Corp.	5,500	601,150
Dollar Tree, Inc.(a)	8,700	709,485
		1,310,635
Health Care Equipment (1.56%)
Teleflex, Inc.	1,700	452,353

Health Care Facilities (1.54%)
Universal Health Services, Inc., Class B	3,500	447,440

Health Care Services (1.61%)
DaVita, Inc.(a)	6,500	465,595

Home Improvement Retail (2.29%)
Home Depot, Inc.	3,200	662,880

Homebuilding (4.68%)
Installed Building Products, Inc.(a)	10,300	401,700
PulteGroup, Inc.	38,500	953,645
		1,355,345
Hotels, Resorts & Cruise Lines (3.18%)
Royal Caribbean Cruises, Ltd.	7,100	922,574
	Shares or Principal Amount	Value
Insurance Brokers (3.01%)
Arthur J Gallagher & Co.	11,700	$870,948

Leisure Products (2.33%)
Polaris Industries, Inc.	6,700	676,365

Oil & Gas Exploration & Production (4.95%)
Cabot Oil & Gas Corp.	17,500	394,100
Diamondback Energy, Inc.(b)	2,400	324,456
Parsley Energy, Inc., Class A(a)	24,500	716,625
		1,435,181
Oil & Gas Refining & Marketing (2.93%)
Marathon Petroleum Corp.	10,600	847,682

Pharmaceuticals (2.84%)
Jazz Pharmaceuticals PLC(a)	4,900	823,837

Railroads (5.52%)
CSX Corp.	12,700	940,435
Kansas City Southern	5,800	657,024
		1,597,459
Regional Banks (11.67%)
KeyCorp	28,500	566,865
PNC Financial Services Group, Inc.	4,000	544,760
Signature Bank	9,200	1,056,528
SVB Financial Group(a)	3,900	1,212,237
		3,380,390
Semiconductor Equipment (1.61%)
Applied Materials, Inc.	12,100	467,665

Semiconductors (7.59%)
Cypress Semiconductor Corp.(b)	48,800	707,112
Qorvo, Inc.(a)	6,300	484,407
Skyworks Solutions, Inc.	11,100	1,006,881
		2,198,400

Total Common Stocks
(Cost $23,154,065)		28,789,760

Total Investments (99.39%)
(Cost $23,154,065)		$28,789,760

Other Assets Less Liabilities (0.61%)		177,413

Net Assets (100.00%)		$28,967,173

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2018.

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON Long/Short Fund	Schedule of Investments
September 30, 2018

Sector Composition (September 30, 2018)

Financials	23.74%
Consumer Discretionary	18.37%
Information Technology	17.59%
Health Care	16.73%
Industrials	11.60%
Energy	7.88%
Materials	3.48%
99.39%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Regional Banks	11.67%
Biotechnology	9.18%
Diversified Banks	9.06%
Semiconductors	7.59%
Data Processing & Outsourced Services	6.15%
Railroads	5.52%
Oil & Gas Exploration & Production	4.95%
Homebuilding	4.68%
General Merchandise Stores	4.53%
Construction Materials	3.48%
Air Freight & Logistics	3.41%
Hotels, Resorts & Cruise Lines	3.18%
Insurance Brokers	3.01%
Oil & Gas Refining & Marketing	2.93%
Pharmaceuticals	2.84%
Building Products	2.67%
Leisure Products	2.33%
Home Improvement Retail	2.29%
Application Software	2.24%
Health Care Services	1.61%
Semiconductor Equipment	1.61%
Health Care Equipment	1.56%
Health Care Facilities	1.54%
Auto Parts & Equipment	1.36%
99.39%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	21

ICON Opportunities Fund	Management Overview

 September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Opportunities Fund (the Fund) returned 4.88% for the fiscal year ended September 30, 2018, while its benchmark, the S&P Small-Cap 600 Total Return Index, returned 19.08%. Total returns for other periods as of September 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	An attribution analysis suggests stock selection in the Consumer Discretionary and Information Technology sectors is responsible for most of the Fund’s underperformance. Rather than reflecting value, it appears prices were event-driven, with stocks responding to trade tariffs and Federal Reserve behavior, among other things. Although stocks in both sectors posted impressive gains, the event-driven market proved a challenge to the ICON system. As a result, many stocks we believed were underpriced failed to meet our estimation of value, while other stocks we thought were overpriced continued moving higher.

Q.	How did the Fund’s composition affect performance?

A.	The five stocks contributing the most to returns were Ligand Pharmaceuticals Inc., PGT Innovations Inc., Five Below Inc., Nanometrics Inc. and NuVasive Inc. Ligand and NuVasive are in the Healthcare sector. PGT Innovations, Five Below and Nanometrics are in the Industrials, Consumer Discretionary and Information Technology sectors respectively.

The following stocks with negative returns detracted the most from Fund performance: Extreme Networks Inc., Nutrisystem Inc., MACOM Technology Solutions Inc., LGI Homes Inc. and Coherent Inc. Extreme Networks, MACOM Technology Solutions and Coherent are in the Information Technology sector while Nutrisystem and LGI Homes are in Consumer Discretionary. The Fund liquidated its positions in Nutrisystem and MACOM during the fiscal year. We continue to hold Extreme Networks, LGI Homes and Coherent in the portfolio.

Q.	What is your investment outlook for the overall market?

A.	As of September 30, 2018, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.02 for the overall market. In other words, we believe stock prices, on average, are about 2% below our estimate of fair value. We are not seeing overpricing and other indications or behaviors typical of market peaks. In terms of upside potential, however, we do not expect the excess returns available when the broad market is priced at a discount to fair value.

22	www.iconfunds.com

ICON Opportunities Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)
	Inception Date	1 Year	5 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	9/28/12	4.88%	9.83%	12.98%	1.47%	1.30%
S&P Small Cap Total Return Index		19.08%	13.32%	16.15%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 9/28/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	23

ICON Opportunities Fund	Schedule of Investments

 September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.86%)
Air Freight & Logistics (2.41%)
Forward Air Corp.	7,100	$509,070

Biotechnology (0.98%)
Ligand Pharmaceuticals, Inc.(a)	751	206,142

Building Products (11.38%)
Armstrong World Industries, Inc.(a)	9,600	668,160
Continental Building Products, Inc.(a)	18,400	690,920
Patrick Industries, Inc.(a)	9,200	544,640
PGT Innovations, Inc.(a)	22,900	494,640
		2,398,360
Communications Equipment (1.23%)
Extreme Networks, Inc.(a)	47,300	259,204

Construction Machinery & Heavy Trucks (2.95%)
Terex Corp.	15,600	622,596

Electronic Equipment & Instruments (3.72%)
Coherent, Inc.(a)(b)	4,562	785,531

Electronic Manufacturing Services (3.33%)
Methode Electronics, Inc.	19,400	702,280

Health Care Equipment (2.52%)
NuVasive, Inc.(a)	7,500	532,350

Health Care Services (2.69%)
LHC Group, Inc.(a)	5,500	566,445

Homebuilding (7.54%)
KB Home	21,100	504,501
LGI Homes, Inc.(a)(b)	14,300	678,392
M/I Homes, Inc.(a)	17,000	406,810
		1,589,703
Homefurnishing Retail (2.38%)
Aaron’s, Inc.	9,200	501,032

Leisure Products (4.10%)
Brunswick Corp.	12,900	864,558

Oil & Gas Exploration & Production (5.51%)
Matador Resources Co.(a)	10,800	356,940
Ring Energy, Inc.(a)	24,400	241,804
SM Energy Co.	8,200	258,546
SRC Energy, Inc.(a)	34,189	303,940
		1,161,230
Oil & Gas Refining & Marketing (1.81%)
CVR Energy, Inc.	9,500	382,090

Pharmaceuticals (9.12%)
Amneal Pharmaceuticals, Inc.(a)	32,500	721,175
	Shares or Principal Amount	Value
Pharmaceuticals (continued)
Corcept Therapeutics, Inc.(a)(b)	39,700	$556,594
Supernus Pharmaceuticals, Inc.(a)	12,800	644,480
		1,922,249
Property & Casualty Insurance (2.81%)
United Insurance Holdings Corp.	26,500	593,070

Regional Banks (9.49%)
Bank OZK	19,200	728,832
First Commonwealth Financial Corp.	13,100	211,434
First Midwest Bancorp, Inc.	24,327	646,855
Webster Financial Corp.	7,000	412,720
		1,999,841
Semiconductor Equipment (4.97%)
Nanometrics, Inc.(a)	5,323	199,719
Teradyne, Inc.	22,909	847,175
		1,046,894
Semiconductors (8.55%)
Cypress Semiconductor Corp.(b)	33,600	486,864
Diodes, Inc.(a)	18,813	626,284
Mellanox Technologies, Ltd.(a)	9,400	690,430
		1,803,578
Specialty Stores (4.32%)
Five Below, Inc.(a)	7,000	910,420

Thrifts & Mortgage Finance (8.05%)
Axos Financial, Inc.(a)	22,600	777,214
Essent Group, Ltd.(a)	20,800	920,400
		1,697,614
Total Common Stocks
(Cost $18,306,287)		21,054,257

Collateral for Securities on Loan (2.86%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	603,900	603,900

Total Collateral for Securities on Loan
(Cost $603,900)		603,900

Total Investments (102.72%)
(Cost $18,910,187)		$21,658,157

Liabilities Less Other Assets (-2.72%)		(573,748)

Net Assets (100.00%)		$21,084,409

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

The accompanying notes are an integral part of the financial statements.

24	www.iconfunds.com

ICON Opportunities Fund	Schedule of Investments

September 30, 2018

Sector Composition (September 30, 2018)

Information Technology	21.80%
Financials	20.35%
Consumer Discretionary	18.34%
Industrials	16.74%
Health Care	15.31%
Energy	7.32%
99.86%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Building Products	11.38%
Regional Banks	9.49%
Pharmaceuticals	9.12%
Semiconductors	8.55%
Thrifts & Mortgage Finance	8.05%
Homebuilding	7.54%
Oil & Gas Exploration & Production	5.51%
Semiconductor Equipment	4.97%
Specialty Stores	4.32%
Leisure Products	4.10%
Electronic Equipment & Instruments	3.72%
Electronic Manufacturing Services	3.33%
Construction Machinery & Heavy Trucks	2.95%
Property & Casualty Insurance	2.81%
Health Care Services	2.69%
Health Care Equipment	2.52%
Air Freight & Logistics	2.41%
Homefurnishing Retail	2.38%
Oil & Gas Refining & Marketing	1.81%
Communications Equipment	1.23%
Biotechnology	0.98%
99.86%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	25

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2018 (Unaudited)

Q. How did the Fund perform relative to its benchmarks?

A. The Risk-Managed Balanced Fund (the Fund) Class S shares returned 4.64% for the fiscal year ended September 30, 2018. The S&P Composite 1500 Index returned 17.69% and the Balanced Blended Benchmark returned 9.95%. The Balanced Blended Benchmark is based on a weighting of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index, rebalanced monthly. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors influenced the Fund’s relative performance during the period?

A. The equities held by the Fund returned approximately 9.29%, underperforming both the S&P 1500 and the Balanced Blended Benchmark, and accounting for much of the difference between the Fund’s overall performance and its benchmarks. In addition, some of the Fund’s underperformance can be explained by its underweight position in equities during the last quarter of 2017. Although the Balanced Benchmark is based on a weighting of 60% equities, the Fund averaged only 49.49% during this 3-month period. We increased the percentage of equities in the Fund over the course of the fiscal year, but we nonetheless continued to underperform. The Fund faced additional headwinds when the market experienced a dramatic sector theme change during the fourth fiscal quarter. The Fund’s large weightings in the Financials, Consumer Discretionary and Information Technology sectors were a drag on performance in the last months of the fiscal year, while lesser weighted sectors like Communication Services, Utilities and Consumer Staples were among the leaders.

The Fund’s fixed income holdings performed well relative to the benchmark as interest rates rose. We continued our focus on credit spread risk with a particular focus on shorter duration. Our fixed income volatility remains relatively low and this contributed favorably to the Fund’s risk adjusted returns. Our use of closed-end fund (CEF) arbitrage continued to be rewarded, as a number of these positions converted to open-end funds or liquidated. As a result, we were able to capture the original discount to net asset value at which the CEF had been acquired. This tactic has been a consistent contributor to alpha generation. Given our positioning, we generally expect underperformance when rates fall aggressively and relative outperformance when rates rise.

Q. How did the Fund’s composition affect performance?

A. At the end of the first month of fiscal year 2018, the Fund was composed of approximately only 47.3% equities, with positions in all 11 S&P Composite 1500 sectors, 57 of the 157 S&P industries and 93 individual stocks. In late 2017 and early 2018 we increased the equity allocation and the Fund became more concentrated. In fact, we increased the Fund’s allocation and concentration over the course of the fiscal year, from 54.9% equities, 9 sectors, 43 industries and 62 stocks at the end of the first quarter, to 59.1% equities, 7 sectors, 37 industries and 55 stocks at the end of the second quarter, to 65.3% equities, 7 sectors, 34 industries and 54 stocks at the end of the third quarter. The increase in equity exposure and sector concentration generally helped the Fund, although certain individual stock selections dragged on overall performance.

The stocks contributing most to Fund performance included Mastercard Inc., Adobe Inc., SVB Financial Group, Visa Inc., and Ligand Pharmaceuticals Inc. The stocks which detracted most from performance included Thor Industries Inc., Celgene Corp., PulteGroup Inc., Eagle Materials Inc., and Polaris Industries Inc.

Focusing on the fixed income portion of the Fund, we maintained a lower overall duration relative to the Fund’s fixed income benchmark, the Barclays Capital U.S. Universal Index. This duration helped performance over the course of the fiscal year as yields rose. Additionally, the Fund’s strong bottom-up bond selections and allocations towards both the preferred and closed-end fund segments of the market helped relative performance.

The hedge structure of the Fund, owning put options to reduce volatility, helped buffer the Fund from the sharp stock market drop the last week in January and the first week in February. Still, these puts may have ultimately detracted from the Fund’s relative performance as the stock market moved higher over the course of the fiscal year.

Q. What is your investment outlook?

A. At fiscal year-end, ICON’s value-to-price (V/P) ratio for the overall market was 1.02. Under our methodology, this 1.02 V/P suggests stocks are priced, on average, slightly below our estimate of fair value. This is not the kind of overpricing we often see at market peaks. Entering fiscal year 2019, common stock accounts for approximately 67% of the Fund. This composition reflects our expectation that the stock market can move modestly higher over the next year.

26	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Balanced Fund - Class S	5/6/04	4.64%	5.34%	4.93%	4.44%	1.50%	1.34%
ICON Risk-Managed Balanced Fund - Class C	11/21/02	3.61%	4.31%	3.88%	4.38%	2.44%	2.34%
ICON Risk-Managed Balanced Fund - Class A	5/31/06	4.40%	5.11%	4.68%	3.91%	1.78%	1.59%
ICON Risk-Managed Balanced Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-1.62%	3.87%	4.06%	3.41%	1.78%	1.59%
S&P Composite 1500 Index		17.69%	13.77%	12.04%	9.34%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	27

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Corporate Bonds (17.61%)
Communication Services (0.65%)
Lee Enterprises, Inc.
9.50%, 03/15/22(a)(b)	$200,000	$208,250

Consumer Discretionary (2.81%)
Foot Locker, Inc.
8.50%, 01/15/22	200,000	225,500
Reliance Intermediate Holdings LP
6.50%, 04/01/23(a)	400,000	415,500
William Lyon Homes, Inc.
7.00%, 08/15/22	250,000	254,687
		895,687
Consumer Staples (1.79%)
Central Garden & Pet Co.
6.13%, 11/15/23	260,000	268,125
Darling Ingredients, Inc.
5.38%, 01/15/22	100,000	101,000
Kraft Heinz Foods Co.
4.88%, 02/15/25(a)	200,000	203,226
		572,351
Energy (2.22%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/22	314,000	322,635
Continental Resources, Inc.
5.00%, 09/15/22	180,000	182,610
MPLX LP
5.50%, 02/15/23	200,000	204,027
		709,272
Financial (5.03%)
Catlin Insurance Co., Ltd.
3M US L + 2.975%(a)(c)(d)	150,000	148,500
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
7.38%, 04/01/20(a)	150,000	152,438
Nationwide Mutual Insurance Co.
7.88%, 04/01/33(a)	253,000	334,382
RBC USA Holdco Corp.
5.25%, 09/15/20	378,000	391,123
SAFG Retirement Services, Inc.
8.13%, 04/28/23	326,000	373,002
Willis North America, Inc.
7.00%, 09/29/19	200,000	206,844
		1,606,289
Health Care (0.64%)
Hill-Rom Holdings, Inc.
5.75%, 09/01/23(a)	100,000	102,500
Molina Healthcare, Inc.
5.38%, 11/15/22	100,000	101,625
		204,125
Industrials (1.16%)
Covanta Holding Corp.
6.38%, 10/01/22	189,000	193,016
	Shares or Principal Amount	Value
Industrials (continued)
USG Corp.
5.50%, 03/01/25(a)	$175,000	$178,500
		371,516
Information Technology (1.27%)
Amkor Technology, Inc.
6.38%, 10/01/22	100,000	101,887
NXP BV / NXP Funding LLC
4.63%, 06/01/23(a)	300,000	304,560
		406,447
Materials (0.86%)
Teck Resources, Ltd.
8.50%, 06/01/24(a)	250,000	273,313

Real Estate (0.45%)
Select Income REIT
4.50%, 02/01/25	150,000	143,783

Utilities (0.73%)
DPL, Inc.
6.75%, 10/01/19	124,000	127,100
Vistra Energy Corp.
7.63%, 11/01/24	98,000	105,472
		232,572

Total Corporate Bonds (Cost $5,741,993)		5,623,605

Asset-Backed Securities (0.75%)
SMB Private Education Loan Trust 2014-A
Series 2014-A, Class C
4.50%, 11/15/25(a)(e)	250,000	239,829

Total Asset-Backed Securities (Cost $241,333)		239,829

U.S. Treasury Obligations (3.08%)
U.S. Treasury Bond
2.88%, 08/15/28	1,000,000	984,844

Total U.S. Treasury Obligations (Cost $984,967)		984,844

Common Stocks (67.57%)
Application Software (4.91%)
Adobe Systems, Inc.(f)	2,840	766,658
CDK Global, Inc.	7,569	473,517
LogMeIn, Inc.	3,690	328,779
		1,568,954
Automotive Retail (1.00%)
AutoZone, Inc.(f)	412	319,588

Biotechnology (4.23%)
AbbVie, Inc.	4,561	431,379

The accompanying notes are an integral part of the financial statements.

28	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Biotechnology (continued)
Celgene Corp.(f)	5,018	$449,061
Ligand Pharmaceuticals, Inc.(f)	1,713	470,201
		1,350,641
Building Products (1.47%)
Masco Corp.	12,846	470,164

Construction Materials (1.15%)
Eagle Materials, Inc.	4,318	368,066

Data Processing & Outsourced Services (4.75%)
Mastercard, Inc., Class A	3,729	830,113
Visa, Inc., Class A	4,567	685,461
		1,515,574
Diversified Banks (4.39%)
Bank of America Corp.	23,362	688,244
JPMorgan Chase & Co.	6,353	716,873
		1,405,117
Health Care Equipment (1.16%)
Teleflex, Inc.	1,388	369,333

Health Care Facilities (1.09%)
HCA Healthcare, Inc.	2,500	347,800

Home Improvement Retail (2.07%)
Lowe’s Cos., Inc.	5,754	660,674

Homebuilding (2.68%)
DR Horton, Inc.	10,994	463,727
PulteGroup, Inc.	15,803	391,440
		855,167
Hotels, Resorts & Cruise Lines (1.81%)
Royal Caribbean Cruises, Ltd.	4,438	576,674

Interactive Home Entertainment (0.79%)
Electronic Arts, Inc.(f)	2,098	252,788

Interactive Media & Services (2.15%)
Alphabet, Inc., Class C(f)	254	303,141
Facebook, Inc., Class A(f)	2,323	382,041
		685,182
IT Consulting & Other Services (1.45%)
Cognizant Technology Solutions Corp., Class A	5,983	461,588

Leisure Products (3.17%)
Brunswick Corp.	7,657	513,172
Polaris Industries, Inc.(b)	4,946	499,299
		1,012,471
Life & Health Insurance (0.85%)
Lincoln National Corp.	4,000	270,640

Life Sciences Tools & Services (5.16%)
PerkinElmer, Inc.	5,812	565,333
	Shares or Principal Amount	Value
Life Sciences Tools & Services (continued)
PRA Health Sciences, Inc.(f)	4,600	$506,874
Thermo Fisher Scientific, Inc.	2,354	574,564
		1,646,771
Managed Health Care (1.47%)
Cigna Corp.	2,253	469,187

Oil & Gas Exploration & Production (4.42%)
Cimarex Energy Co.	3,100	288,114
Diamondback Energy, Inc.(b)	3,023	408,679
Parsley Energy, Inc., Class A(f)	11,739	343,366
SRC Energy, Inc.(f)	42,030	373,647
		1,413,806

Oil & Gas Refining & Marketing (1.29%)
Marathon Petroleum Corp.	5,146	411,526

Paper Packaging (1.13%)
Graphic Packaging Holding Co.	25,667	359,595

Pharmaceuticals (1.48%)
Jazz Pharmaceuticals PLC(f)	2,810	472,445

Railroads (2.93%)
Canadian Pacific Railway, Ltd.	2,000	423,880
Union Pacific Corp.	3,129	509,495
		933,375
Regional Banks (5.21%)
KeyCorp	21,031	418,307
Signature Bank	4,102	471,074
SVB Financial Group(f)	2,500	777,075
		1,666,456
Semiconductors (2.91%)
Monolithic Power Systems, Inc.	3,419	429,187
Skyworks Solutions, Inc.	5,515	500,266
		929,453
Technology Hardware, Storage & Peripherals (1.09%)
Logitech International SA	7,800	348,816

Trading Companies & Distributors (1.36%)
Air Lease Corp.	9,485	435,172

Total Common Stocks (Cost $18,673,022)		21,577,023

Preferred Stocks (2.26%)
Financial Services (0.46%)
Cabco Series 2004-101 Trust Goldman Sachs Capital I, Series GS
3M US L + 0.85%, 02/15/34(c)	6,581	145,638

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	29

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Industrial REITs (0.87%)
Gramercy Property Trust, Series A 7.13%(d)(e)
	11,175	$279,151
Property & Casualty Insurance (0.93%)
Argo Group US, Inc.
6.50%, 09/15/42	11,816	297,172

Total Preferred Stocks (Cost $737,263)		721,961

Convertible Preferred Stocks (0.43%)
Office REITs (0.43%)
Equity Commonwealth, Series D 6.50%(d)	5,277	138,257

Total Convertible Preferred Stocks (Cost $133,003)		138,257

Closed-End Mutual Funds (6.44%)
Asia Pacific Fund, Inc.	2,922	39,447
BlackRock Enhanced Government Fund, Inc.	19,554	255,766
BlackRock Income Trust, Inc.	44,792	256,210
Deutsche Multi-Market Income Trust	57,955	520,436
Deutsche Strategic Income Trust	6,387	80,476
Duff & Phelps Utility and Corporate Bond Trust, Inc.	5,858	49,149
Eaton Vance High Income 2021 Target Term Trust	4,967	48,180
High Income Securities Fund	33,863	321,021
Nuveen Build America Bond Fund	12,575	251,500
Nuveen Build America Bond Opportunity Fund	10,711	233,179

Total Closed-End Mutual Funds (Cost $2,024,016)		2,055,364

Underlying Security/Expiration Date/Exercise Price/ Notional Amount	Contracts	Value
Purchased Put Options (0.01%)
S&P 500 Index
11/16/18, 2,670, $1,165,592	4	3,312

Total Purchased Put Options (Cost $11,971)		3,312
	Shares or Principal Amount	Value
Collateral for Securities on Loan (0.66%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	212,000	$212,000

Total Collateral for Securities on Loan (Cost $212,000)		212,000

Total Investments (98.81%) (Cost $28,759,568)		$31,556,195

Other Assets Less Liabilities (1.19%)		377,725

Net Assets (100.00%)		$31,933,920

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

LIBOR Rates:

3M  US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $2,560,997.
(b)	All or a portion of the security was on loan as of September 30, 2018.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2018 was $518,980, which represent 1.63% of the Fund’s net assets.
(f)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

30	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2018

Sector Composition (September 30, 2018)

Financials	16.87%
Information Technology	16.38%
Health Care	15.23%
Consumer Discretionary	13.54%
Energy	7.93%
Industrials	6.92%
Communication Services	3.59%
Materials	3.14%
Government	3.08%
Consumer Staples	1.79%
Real Estate	1.75%
Utilities	0.73%
90.95%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Regional Banks	6.43%
Life Sciences Tools & Services	5.16%
Oil & Gas Exploration & Production	4.99%
Application Software	4.91%
Data Processing & Outsourced Services	4.75%
Diversified Banks	4.39%
Biotechnology	4.23%
Semiconductors	3.86%
Leisure Products	3.17%
Property & Casualty Insurance	3.09%
Sovereigns	3.08%
Railroads	2.93%
Homebuilding	2.68%
Interactive Media & Services	2.15%
Home Improvement Retail	2.07%
Building Products	2.03%
Hotels, Resorts & Cruise Lines	1.81%
Managed Health Care	1.79%
Financial Services	1.63%
Pharmaceuticals	1.48%
Health Care Equipment	1.48%
IT Consulting & Other Services	1.45%
Trading Companies & Distributors	1.36%
Retail - Consumer Discretionary	1.30%
Oil & Gas Refining & Marketing	1.29%
Construction Materials	1.15%
Paper Packaging	1.13%
Technology Hardware, Storage & Peripherals	1.09%
Health Care Facilities	1.09%
Pipeline	1.01%
Automotive Retail	1.00%
Other Industries (each less than 1%)	10.97%
90.95%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	31

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2018

Credit Diversification (September 30, 2018)

Aaa	3.08%
Ba1	2.92%
Baa3	2.60%
Ba2	2.58%
A3	2.27%
B1	2.24%
B2	1.45%
Baa1	1.17%
Ba3	0.97%
NR*	0.75%
Baa2	0.63%
BBB+	0.47%
B3	0.31%
Total:	21.44%

Percentages are based upon corporate bond, U.S. Treasury obligations and asset-backed securities investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc. where available, otherwise on Standard & Poor’s Financial Services LLC.

*	NR - Not Rated

The accompanying notes are an integral part of the financial statements.

32	www.iconfunds.com

ICON Diversified Funds	Statements of Assets and Liabilities

September 30, 2018

	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Fund
Assets
Investments, at cost	$75,031,200	$106,523,167	$36,233,307
Investments, at value(a)	79,411,068	105,415,340	49,415,972
Cash and cash equivalents	1,074,034	202,256	—
Foreign currency, at value (Cost $10,597, $– and $–, respectively)	10,597	—	—
Receivables:
Investments sold	1,110,128	87,471	1,615,657
Fund shares sold	56,912	122,173	3,723
Expense reimbursements due from Adviser	45,668	64,281	2,601
Interest	87,295	1,080,476	15
Dividends	318,663	123,692	17,664
Foreign tax reclaims	10,764	—	—
Other assets	29,793	31,664	22,979
Total assets	82,154,922	107,127,353	51,078,611

Liabilities
Payables:
Payable for collateral received on securities loaned	1,373,225	2,503,136	—
Payable due to custodian	—	—	28,363
Loan payable, at value (Cost $–, $– and $34,594)	—	—	34,594
Investments purchased	1,230,714	84,854	1,491,834
Fund shares redeemed	53,894	136,840	889
Distributions due to shareholders	34,664	24,848	—
Advisory fees	49,715	51,031	31,060
Transfer agent fees	23,255	16,339	11,698
Fund accounting fees	4,876	6,547	2,562
Accrued distribution fees	17,047	3,042	10,740
Trustee fees and expenses	2,110	2,617	1,344
Administration fees	3,315	4,252	2,072
Accrued expenses	31,942	33,497	24,999
Total liabilities	2,824,757	2,867,003	1,640,155
Net Assets - all share classes	$79,330,165	$104,260,350	$49,438,456
Net Assets - Class S	$51,184,821	$97,302,950	$32,582,872
Net Assets - Class C	$17,459,944	$3,272,231	$11,451,628
Net Assets - Class A	$10,685,400	$3,685,169	$5,403,956

Net Assets Consists of
Paid-in capital	$74,719,944	$108,259,871	$36,421,127
Total distributable earnings	4,610,221	(3,999,521)	13,017,329
Net Assets	$79,330,165	$104,260,350	$49,438,456

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,849,190	10,507,629	1,637,726
Class C	963,136	352,176	665,406
Class A	596,196	399,913	289,438
Net asset value (offering and redemption price per share)
Class S	$17.96	$9.26	$19.90
Class C	$18.13	$9.29	$17.21
Class A	$17.92	$9.21	$18.67
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.02	$9.67	$19.81

(a) Includes securities on loan of	$5,254,419	$2,454,147	$1,825,573

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	33

ICON Diversified Funds	Statements of Assets and Liabilities

September 30, 2018

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Assets
Investments, at cost	$23,154,065	$18,910,187	$28,759,568
Investments, at value(a)	28,789,760	21,658,157	31,556,195
Cash and cash equivalents	122,727	45,118	592,512
Receivables:
Investments sold	921,266	737,859	27,759
Fund shares sold	79,122	1,047	21,485
Expense reimbursements due from Adviser	20,154	11,238	6,738
Interest	1,079	45	105,871
Dividends	17,871	5,790	16,177
Foreign tax reclaims	—	—	1,062
Other assets	24,925	10,881	25,226
Total assets	29,976,904	22,470,135	32,353,025

Liabilities
Payables:
Payable for collateral received on securities loaned	—	603,900	212,000
Investments purchased	919,080	734,777	100,443
Fund shares redeemed	27,308	430	28,698
Distributions due to shareholders	—	—	1,285
Advisory fees	20,444	13,462	19,722
Transfer agent fees	9,702	7,500	8,929
Fund accounting fees	1,941	1,964	4,442
Accrued distribution fees	5,571	—	14,630
Trustee fees and expenses	736	581	818
Administration fees	1,203	897	1,315
Accrued expenses	23,746	22,215	26,823
Total liabilities	1,009,731	1,385,726	419,105
Net Assets - all share classes	$28,967,173	$21,084,409	$31,933,920
Net Assets - Class S	$18,579,865	$—	$10,676,383
Net Assets - Class C	$5,036,113	$—	$16,408,561
Net Assets - Class A	$5,351,195	$—	$4,848,976

Net Assets Consists of
Paid-in capital	$23,485,451	$14,978,528	$29,120,638
Total distributable earnings	5,481,722	6,105,881	2,813,282
Net Assets	$28,967,173	$21,084,409	$31,933,920

Shares outstanding (unlimited shares authorized, no par value)		1,080,891
Class S	685,468	—	654,035
Class C	213,144	—	1,099,735
Class A	204,518	—	304,451
Net asset value (offering and redemption price per share)		$19.51
Class S	$27.11	$—	$16.32
Class C	$23.63	$—	$14.92
Class A	$26.16	$—	$15.93
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$27.76	$—	$16.90

(a) Includes securities on loan of	$1,031,568	$2,195,718	$1,116,164

The accompanying notes are an integral part of the financial statements.

34	www.iconfunds.com

ICON Diversified Funds	Statements of Operations

Year Ended September 30, 2018

	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Fund
Investment Income
Interest	$226,612	$3,167,113	$117
Dividends	3,091,856	1,066,700	522,944
Foreign taxes withheld	(89,887)	—	(4,516)
Income from securities lending, net	35,740	17,256	180
Other income	1,684	6,914	—
Total investment income	3,266,005	4,257,983	518,725

Expenses
Advisory fees	622,381	558,166	391,034
Administration fees	41,496	46,501	26,062
Transfer agent fees	119,740	81,123	65,271
Distribution fees:
Class C	166,583	28,939	126,309
Class A	34,329	8,997	13,516
Registration fees	43,264	40,420	39,650
Audit and tax service expense	18,000	18,000	16,000
Fund accounting fees	38,335	43,652	22,792
Trustee fees and expenses	19,349	21,719	12,176
Insurance expense	8,570	8,669	4,964
Custody fees	7,546	12,651	3,680
Printing fees	16,723	15,787	9,577
Interest expense	2,128	—	1,127
Recoupment of previously reimbursed expenses	—	—	2,052
Other expenses	32,831	35,812	21,127
Total expenses before expense reimbursement	1,171,275	920,436	755,337
Expense reimbursement by Adviser due to expense limitation agreement	(146,948)	(184,480)	(9,658)
Net Expenses	1,024,327	735,956	745,679
Net Investment Income/(Loss)	2,241,678	3,522,027	(226,954)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	3,050,654	(877,234)	3,356,674
	3,050,654	(877,234)	3,356,674
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(979,199)	(931,423)	32,995
	(979,199)	(931,423)	32,995
Net realized and unrealized gain/(loss)	2,071,455	(1,808,657)	3,389,669
Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,313,133	$1,713,370	$3,162,715

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	35

ICON Diversified Funds	Statements of Operations

Year Ended September 30, 2018

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Investment Income
Interest	$1,366	$639	$378,852
Dividends	281,863	115,093	366,466
Foreign taxes withheld	(1,936)	—	(2,540)
Income from securities lending, net	61	6,902	3,501
Other income	—	—	1,443
Total investment income	281,354	122,634	747,722

Expenses
Advisory fees	229,620	166,464	255,354
Administration fees	13,501	11,097	17,030
Transfer agent fees	55,289	41,480	57,981
Distribution fees:
Class C	50,833	—	163,545
Class A	17,977	—	16,110
Registration fees	38,033	17,845	39,284
Audit and tax service expense	17,500	16,000	19,500
Fund accounting fees	13,040	11,924	21,357
Trustee fees and expenses	6,278	5,199	7,900
Insurance expense	2,306	1,778	3,720
Custody fees	3,162	3,405	6,117
Printing fees	7,244	5,918	8,206
Interest expense	543	761	47
Recoupment of previously reimbursed expenses	—	8,899	563
Other expenses	12,419	9,844	16,510
Total expenses before expense reimbursement	467,745	300,614	633,224
Expense reimbursement by Adviser due to expense limitation agreement	(54,396)	(11,238)	(45,213)
Net Expenses	413,349	289,376	588,011
Net Investment Income/(Loss)	(131,995)	(166,742)	159,711

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	1,840,083	3,637,781	783,256
	1,840,083	3,637,781	783,256
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	61,132	(2,599,824)	440,875
	61,132	(2,599,824)	440,875
Net realized and unrealized gain/(loss)	1,901,215	1,037,957	1,224,131
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,769,220	$871,215	$1,383,842

The accompanying notes are an integral part of the financial statements.

36	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Equity Income Fund		ICON Flexible Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018 (a)	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$2,241,678	$2,681,634	$3,522,028	$3,209,047
Net realized gain/(loss)	3,050,654	4,311,704	(877,235)	(397,218)
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	—	880,899	—	701,891
Change in net unrealized appreciation/(depreciation)	(979,199)	3,717,072	(931,423)	(1,372,818)
Net increase/(decrease) in net assets resulting from operations	4,313,133	11,591,309	1,713,370	2,140,902

Total Dividends and Distributions to Shareholders(b)
Class S	(1,607,191)	(1,775,156)	(3,164,850)	(2,969,591)
Class C	(342,652)	(329,600)	(100,341)	(127,097)
Class A	(365,825)	(437,435)	(125,245)	(194,557)
Net decrease from dividends and distributions	(2,315,668)	(2,542,191)	(3,390,436)	(3,291,245)

Fund Share Transactions
Shares sold
Class S	14,018,260	29,442,641	36,821,738	30,021,531
Class C	3,350,835	6,193,719	585,449	852,689
Class A	2,012,996	3,883,597	993,823	1,653,201
Reinvested dividends and distributions
Class S	1,536,440	1,707,580	2,912,727	2,665,363
Class C	310,512	284,548	85,079	106,129
Class A	310,987	372,453	115,309	125,313
Shares repurchased
Class S	(22,765,862)	(17,771,448)	(21,361,079)	(27,853,530)
Class C	(2,388,940)	(2,642,506)	(1,067,548)	(1,757,578)
Class A	(6,198,082)	(8,549,319)	(1,212,911)	(3,943,785)
Net increase/(decrease) from fund share transactions	(9,812,854)	12,921,265	17,872,587	1,869,333

Total net increase/(decrease) in net assets	(7,815,389)	21,970,383	16,195,521	718,990

Net Assets
Beginning of year	87,145,554	65,175,171	88,064,829	87,345,839
End of year	$79,330,165	$87,145,554	$104,260,350	$88,064,829

Transactions in Fund Shares
Shares sold
Class S	771,961	1,767,858	3,961,759	3,177,562
Class C	183,047	366,818	62,589	90,115
Class A	111,347	232,232	107,547	176,894
Issued to shareholders in reinvestment of distributions
Class S	85,666	100,137	313,069	282,927
Class C	17,162	16,505	9,103	11,215
Class A	17,383	21,926	12,448	13,352
Shares repurchased
Class S	(1,249,425)	(1,052,089)	(2,296,036)	(2,956,814)
Class C	(130,988)	(157,844)	(114,075)	(185,691)
Class A	(341,407)	(522,274)	(130,931)	(420,853)
Net increase/(decrease)	(535,254)	773,269	1,925,473	188,707
Shares outstanding, beginning of year	4,943,776	4,170,507	9,334,245	9,145,538
Shares outstanding, end of year	4,408,522	4,943,776	11,259,718	9,334,245

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Equity Income Fund consisted of Net Investment Income of $2,542,191, and Net Realized Gains of $–. The prior year ended September 30, 2017 dividends and distributions for the ICON Flexible Bond Fund consisted of Net Investment Income of $3,291,245, and Net Realized Gains of $–.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	37

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Fund		ICON Long/Short Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$(226,954)	$(181,146)	$(131,995)	$(102,810)
Net realized gain/(loss)	3,356,674	1,912,935	1,840,083	558,053
Change in net unrealized appreciation/(depreciation)	32,995	11,527,848	61,132	5,059,321
Net increase/(decrease) in net assets resulting from operations	3,162,715	13,259,637	1,769,220	5,514,564

Fund Share Transactions
Shares sold
Class S	3,873,962	8,371,228	10,816,178	4,418,722
Class C	547,780	737,337	761,410	231,078
Class A	1,140,529	726,755	2,733,365	2,993,488
Shares repurchased
Class S	(6,326,048)	(12,871,498)	(4,397,179)	(2,770,776)
Class C	(2,476,705)	(2,880,211)	(711,148)	(1,023,107)
Class A	(1,186,452)	(2,547,491)	(4,937,947)	(3,071,503)
Net increase/(decrease) from fund share transactions	(4,426,934)	(8,463,880)	4,264,679	777,902

Total net increase/(decrease) in net assets	(1,264,219)	4,795,757	6,033,899	6,292,466

Net Assets
Beginning of year	50,702,675	45,906,918	22,933,274	16,640,808
End of year	$49,438,456	$50,702,675	$28,967,173	$22,933,274

Transactions in Fund Shares
Shares sold
Class S	192,622	507,732	399,467	192,376
Class C	31,789	48,906	32,406	11,293
Class A	59,973	45,694	103,610	138,114
Shares repurchased
Class S	(315,297)	(800,369)	(162,050)	(124,649)
Class C	(141,244)	(198,758)	(30,287)	(53,192)
Class A	(63,542)	(165,063)	(186,954)	(142,928)
Net increase/(decrease)	(235,699)	(561,858)	156,192	21,014
Shares outstanding, beginning of year	2,828,269	3,390,127	946,938	925,924
Shares outstanding, end of year	2,592,570	2,828,269	1,103,130	946,938

The accompanying notes are an integral part of the financial statements.

38	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$(166,742)	$(133,644)	$159,711	$376,709
Net realized gain/(loss)	3,637,781	255,312	783,256	1,047,257
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	—	—	—	192,193
Change in net unrealized appreciation/(depreciation)	(2,599,824)	4,385,735	440,875	1,967,456
Net increase/(decrease) in net assets resulting from operations	871,215	4,507,403	1,383,842	3,583,615

Total Dividends and Distributions to Shareholders(a)
Dividends and distributions	(307,810)	(221,532)
Class S	—	—	(101,832)	(228,027)
Class C	—	—	(23,510)	(107,326)
Class A	—	—	(41,068)	(98,195)
Net decrease from dividends and distributions	(307,810)	(221,532)	(166,410)	(433,548)

Fund Share Transactions
Shares sold	8,215,056	2,342,771
Class S	—	—	3,005,177	5,789,710
Class C	—	—	3,137,593	4,874,335
Class A	—	—	1,309,983	742,396
Reinvested dividends and distributions	305,435	221,332
Class S	—	—	94,076	209,620
Class C	—	—	21,452	94,575
Class A	—	—	38,578	90,299
Shares repurchased	(7,368,889)	(3,539,469)
Class S	—	—	(8,100,020)	(12,045,261)
Class C	—	—	(3,902,945)	(4,806,459)
Class A	—	—	(3,826,965)	(3,493,476)
Net increase/(decrease) from fund share transactions	1,151,602	(975,366)	(8,223,071)	(8,544,261)

Total net increase/(decrease) in net assets	1,715,007	3,310,505	(7,005,639)	(5,394,194)

Net Assets
Beginning of year	19,369,402	16,058,897	38,939,559	44,333,753
End of year	$21,084,409	$19,369,402	$31,933,920	$38,939,559

Transactions in Fund Shares
Shares sold	417,657	139,548
Class S	—	—	185,151	386,228
Class C	—	—	214,005	350,409
Class A	—	—	83,430	50,434
Issued to shareholders in reinvestment of distributions	15,481	13,488
Class S	—	—	5,890	13,840
Class C	—	—	1,468	6,868
Class A	—	—	2,482	6,124
Shares repurchased	(377,941)	(216,490)
Class S	—	—	(507,106)	(819,237)
Class C	—	—	(265,702)	(349,264)
Class A	—	—	(242,735)	(239,935)
Net increase/(decrease)	55,197	(63,454)	(523,117)	(594,533)
Shares outstanding, beginning of year	1,025,694	1,089,148	2,581,338	3,175,871
Shares outstanding, end of year	1,080,891	1,025,694	2,058,221	2,581,338

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Opportunities Fund consisted of Net Investment Income of $–, and Net Realized Gains of $221,532. The prior year ended September 30, 2017 dividends and distributions for the ICON Risk-Managed Balanced Fund consisted of Net Investment Income of $433,548, and Net Realized Gains of $–.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	39

ICON Equity Income Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of period	$17.61	$15.62		$14.36	$14.87		$13.80
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.53	0.61		0.60	0.56		0.52
Net realized and unrealized gains/(losses) on investments	0.38	1.95		1.27	(0.56)		1.04
Total from investment operations	0.91	2.56		1.87	(0.00	)(b)	1.56

Less dividends and distributions:
Dividends from net investment income	(0.56)	(0.57)		(0.61)	(0.51)		(0.49)
Total dividends and distributions	(0.56)	(0.57)		(0.61)	(0.51)		(0.49)

Net asset value, end of period	$17.96	$17.61		$15.62	$14.36		$14.87

Total Return	5.19%	16.53%		13.30%	(0.17)%		11.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$51,185	$57,062		$37,868	$22,779		$8,022

Ratio of expenses to average net assets
Before expense limitation	1.16%	1.15%		1.24%	1.25%		1.38%
After expense limitation(c)	0.99%	1.05	%(d)	1.20%	1.20%		1.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.76%	3.50%		3.91%	3.52%		3.36%
After expense limitation(c)	2.93%	3.60%		3.95%	3.57%		3.54%
Portfolio turnover rate	171%	206%		145%	174%		148%

(a)	Calculated using the average shares method.

(b)	Amount less than $(0.005).

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective January 26, 2017, the annual expense limitation rate changed from 1.20% to 0.99%.

The accompanying notes are an integral part of the financial statements.

40	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$17.76	$15.76		$14.45	$14.96	$13.88
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.36	0.45		0.45	0.40	0.36
Net realized and unrealized gains/(losses) on investments	0.38	1.95		1.28	(0.56)	1.06
Total from investment operations	0.74	2.40		1.73	(0.16)	1.42

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.40)		(0.42)	(0.35)	(0.34)
Total dividends and distributions	(0.37)	(0.40)		(0.42)	(0.35)	(0.34)

Net asset value, end of period	$18.13	$17.76		$15.76	$14.45	$14.96

Total Return(b)	4.21%	15.34%		12.15%	(1.16)%	10.26%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$17,460	$15,878		$10,532	$6,825	$5,481

Ratio of expenses to average net assets
Before expense limitation	2.17%	2.20%		2.34%	2.34%	2.45%
After expense limitation(c)	1.99%	2.05	%(d)	2.20%	2.20%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.81%	2.49%		2.80%	2.40%	2.21%
After expense limitation(c)	1.99%	2.64%		2.94%	2.54%	2.46%
Portfolio turnover rate	171%	206%		145%	174%	148%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective January 26, 2017, the annual expense limitation rate changed from 2.20% to 1.99%.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	41

ICON Equity Income Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$17.56	$15.58		$14.29	$14.79	$13.73
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.49	0.54		0.56	0.50	0.47
Net realized and unrealized gains/(losses) on investments	0.38	1.96		1.26	(0.53)	1.04
Total from investment operations	0.87	2.50		1.82	(0.03)	1.51

Less dividends and distributions:
Dividends from net investment income	(0.51)	(0.52)		(0.53)	(0.47)	(0.45)
Total dividends and distributions	(0.51)	(0.52)		(0.53)	(0.47)	(0.45)

Net asset value, end of period	$17.92	$17.56		$15.58	$14.29	$14.79

Total Return(b)	4.98%	16.20%		12.97%	(0.38)%	11.07%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,685	$14,206		$16,775	$13,039	$13,847

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.45%		1.54%	1.52%	1.59%
After expense limitation(c)	1.24%	1.31	%(d)	1.45%	1.45%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.48%	3.06%		3.64%	3.14%	3.08%
After expense limitation(c)	2.69%	3.20%		3.73%	3.21%	3.22%
Portfolio turnover rate	171%	206%		145%	174%	148%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective January 26, 2017, the annual expense limitation rate changed from 1.45% to 1.24%.

The accompanying notes are an integral part of the financial statements.

42	www.iconfunds.com

ICON Flexible Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.43	$9.55	$9.20	$9.90	$9.89
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.36	0.37	0.34	0.41	0.43	(c)
Net realized and unrealized gains/(losses) on investments	(0.19)	(0.11)	0.34	(0.44)	0.15
Total from investment operations	0.17	0.26	0.68	(0.03)	0.58

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.33)	(0.51)	(0.44)
Distributions from net realized gains	—	—	—	(0.13)	(0.13)
Return of capital	—	—	—	(0.03)	—
Total dividends and distributions	(0.34)	(0.38)	(0.33)	(0.67)	(0.57)

Net asset value, end of period	$9.26	$9.43	$9.55	$9.20	$9.90

Total Return	1.89%	2.82%	7.54%	(0.28)%	6.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$97,303	$80,467	$76,656	$73,152	$87,675

Ratio of expenses to average net assets
Before expense limitation	0.92%	0.91%	0.93%	0.91%	0.86%
After expense limitation(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.65%	3.80%	3.43%	4.10%	4.22%
After expense limitation(d)	3.82%	3.96%	3.61%	4.26%	4.33	%(c)
Portfolio turnover rate	153%	169%	141%	153%	176%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	Calculated using the average shares method.

(c)	Investment income per share of Class S reflects a large, non-recurring dividend which amounted to $0.07 per share. Excluding this non-recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.59% for Class S.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	43

ICON Flexible Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.48	$9.58	$9.24	$9.94	$9.93
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.28	0.29	0.26	0.32	0.34	(c)
Net realized and unrealized gains/(losses) on investments	(0.19)	(0.10)	0.34	(0.43)	0.15
Total from investment operations	0.09	0.19	0.60	(0.11)	0.49

Less dividends and distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.26)	(0.43)	(0.35)
Distributions from net realized gains	—	—	—	(0.13)	(0.13)
Return of capital	—	—	—	(0.03)	—
Total dividends and distributions	(0.28)	(0.29)	(0.26)	(0.59)	(0.48)

Net asset value, end of period	$9.29	$9.48	$9.58	$9.24	$9.94

Total Return(d)	0.92%	2.05%	6.59%	(1.10)%	5.10%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,272	$3,739	$4,590	$4,142	$2,879

Ratio of expenses to average net assets
Before expense limitation	2.20%	2.13%	2.10%	2.19%	2.27%
After expense limitation(e)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.36%	2.58%	2.28%	2.76%	2.75%
After expense limitation(e)	2.96%	3.11%	2.78%	3.35%	3.42	%(c)
Portfolio turnover rate	153%	169%	141%	153%	176%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	Calculated using the average shares method.

(c)	Investment income per share of Class C reflects a large, non-recurring dividend which amounted to $0.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.84% for Class C.

(d)	The total return calculation excludes any sales charges.

(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

44	www.iconfunds.com

ICON Flexible Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.39	$9.51	$9.17	$9.86	$9.89
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.33	0.33	0.31	0.36	0.43	(c)
Net realized and unrealized gains/(losses) on investments	(0.19)	(0.10)	0.34	(0.41)	0.12
Total from investment operations	0.14	0.23	0.65	(0.05)	0.55

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.31)	(0.48)	(0.45)
Distributions from net realized gains	—	—	—	(0.13)	(0.13)
Return of capital	—	—	—	(0.03)	—
Total dividends and distributions	(0.32)	(0.35)	(0.31)	(0.64)	(0.58)

Net asset value, end of period	$9.21	$9.39	$9.51	$9.17	$9.86

Total Return(d)	1.55%	2.48%	7.25%	(0.44)%	5.77%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,685	$3,859	$6,100	$7,838	$4,278

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.41%	1.38%	1.36%	1.44%
After expense limitation(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.13%	3.13%	2.98%	3.50%	3.84%
After expense limitation(e)	3.58%	3.54%	3.36%	3.86%	4.28	%(c)
Portfolio turnover rate	153%	169%	141%	153%	176%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	Calculated using the average shares method.

(c)	Investment income per share of Class A reflects a large, non-recurring dividend which amounted to $0.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.55% for Class A.

(d)	The total return calculation excludes any sales charges.

(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	45

ICON Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$18.68	$14.08	$13.83	$14.52	$14.00
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.02)	(0.01)	0.05	(0.02)	0.00 (b)
Net realized and unrealized gains/(losses) on investments	1.24	4.61	0.20	(0.67)	0.52
Total from investment operations	1.22	4.60	0.25	(0.69)	0.52

Net asset value, end of period	$19.90	$18.68	$14.08	$13.83	$14.52

Total Return	6.53%	32.67%	1.81%	(4.75)%	3.71%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$32,583	$32,883	$28,897	$33,695	$41,577

Ratio of expenses to average net assets
Before expense limitation	1.11%	1.10%	1.12%	1.09%	1.10%
After expense limitation(c)	1.11%	1.10%	1.12%	1.09%	1.10%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.12)%	(0.04)%	0.39%	(0.11)%	0.02%
After expense limitation(c)	(0.12)%	(0.04)%	0.39%	(0.11)%	0.02%
Portfolio turnover rate	25%	15%	31%	54%	65%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

46	www.iconfunds.com

ICON Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$16.34	$12.46	$12.38	$13.15	$12.82
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.22)	(0.17)	(0.09)	(0.18)	(0.14)
Net realized and unrealized gains/(losses) on investments	1.09	4.05	0.17	(0.59)	0.47
Total from investment operations	0.87	3.88	0.08	(0.77)	0.33

Net asset value, end of period	$17.21	$16.34	$12.46	$12.38	$13.15

Total Return(b)	5.32%	31.14%	0.65%	(5.86)%	2.57%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,452	$12,663	$11,520	$13,745	$17,050

Ratio of expenses to average net assets
Before expense limitation	2.27%	2.31%	2.41%	2.27%	2.26%
After expense limitation(c)	2.25%	2.25%	2.26%	2.25%	2.25%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.28)%	(1.25)%	(0.90)%	(1.29)%	(1.09)%
After expense limitation(c)	(1.26)%	(1.19)%	(0.75)%	(1.27)%	(1.08)%
Portfolio turnover rate	25%	15%	31%	54%	65%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	47

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$17.60	$13.31	$13.13		$13.84	$13.39
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.10)	(0.07)	0.00	(b)	(0.08)	(0.05)
Net realized and unrealized gains/(losses) on investments	1.17	4.36	0.18		(0.63)	0.50
Total from investment operations	1.07	4.29	0.18		(0.71)	0.45

Net asset value, end of period	$18.67	$17.60	$13.31		$13.13	$13.84

Total Return(c)	6.08%	32.23%	1.37%		(5.13)%	3.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,404	$5,156	$5,490		$6,994	$8,076

Ratio of expenses to average net assets
Before expense limitation	1.63%	1.66%	1.67%		1.55%	1.56%
After expense limitation(d)	1.50%	1.50%	1.51%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.64)%	(0.60)%	(0.16)%		(0.57)%	(0.38)%
After expense limitation(d)	(0.51)%	(0.44)%	0.00	%(e)	(0.52)%	(0.32)%
Portfolio turnover rate	25%	15%	31%		54%	65%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

48	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$25.13	$18.70	$18.39	$18.41	$17.48
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.06)	(0.04)	0.04	(0.09)	(0.06)
Net realized and unrealized gains/(losses) on investments	2.04	6.47	0.27	0.07	0.99
Total from investment operations	1.98	6.43	0.31	(0.02)	0.93

Net asset value, end of period	$27.11	$25.13	$18.70	$18.39	$18.41

Total Return	7.88%	34.39%	1.69%	(0.11)%	5.32%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$18,580	$11,259	$7,114	$17,196	$16,465

Ratio of expenses to average net assets
Before expense limitation	1.38%	1.50%	1.63%	1.37%	1.45%
After expense limitation(b)	1.25%	1.25%	1.28%	1.28%	1.32%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.33)%	(0.43)%	(0.11)%	(0.52)%	(0.47)%
After expense limitation(b)	(0.20)%	(0.18)%	0.24%	(0.43)%	(0.34)%
Portfolio turnover rate	36%	24%	20%	74%	65%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	49

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$22.13	$16.65	$16.54	$16.74	$16.05
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.30)	(0.25)	(0.13)	(0.27)	(0.24)
Net realized and unrealized gains/(losses) on investments	1.80	5.73	0.24	0.07	0.93
Total from investment operations	1.50	5.48	0.11	(0.20)	0.69

Net asset value, end of period	$23.63	$22.13	$16.65	$16.54	$16.74

Total Return(b)	6.78%	32.91%	0.67%	(1.19)%	4.30%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,036	$4,671	$4,211	$6,300	$6,932

Ratio of expenses to average net assets
Before expense limitation	2.60%	2.75%	2.76%	2.53%	2.57%
After expense limitation(c)	2.30%	2.30%	2.33%	2.33%	2.38%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.57)%	(1.69)%	(1.21)%	(1.68)%	(1.58)%
After expense limitation(c)	(1.27)%	(1.24)%	(0.78)%	(1.48)%	(1.39)%
Portfolio turnover rate	36%	24%	20%	74%	65%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.

50	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$24.33	$18.16	$17.91	$17.99	$17.13
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.14)	(0.11)	(0.01)	(0.15)	(0.12)
Net realized and unrealized gains/(losses) on investments	1.97	6.28	0.26	0.07	0.98
Total from investment operations	1.83	6.17	0.25	(0.08)	0.86

Net asset value, end of period	$26.16	$24.33	$18.16	$17.91	$17.99

Total Return(b)	7.52%	33.98%	1.40%	(0.44)%	5.02%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,351	$7,003	$5,316	$9,186	$11,160

Ratio of expenses to average net assets
Before expense limitation	1.83%	1.93%	1.95%	1.73%	1.81%
After expense limitation(c)	1.55%	1.55%	1.58%	1.58%	1.63%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.80)%	(0.87)%	(0.40)%	(0.89)%	(0.82)%
After expense limitation(c)	(0.52)%	(0.49)%	(0.03)%	(0.74)%	(0.64)%
Portfolio turnover rate	36%	24%	20%	74%	65%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	51

ICON Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$18.88	$14.74		$13.32	$13.04	$13.02
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.15)	(0.13)		(0.03)	(0.09)	(0.12)
Net realized and unrealized gains/(losses) on investments	1.07	4.48		1.46	0.58	0.41
Total from investment operations	0.92	4.35		1.43	0.49	0.29

Less dividends and distributions:
Distributions from net realized gains	(0.29)	(0.21)		(0.01)	(0.21)	(0.27)
Total dividends and distributions	(0.29)	(0.21)		(0.01)	(0.21)	(0.27)

Net asset value, end of period	$19.51	$18.88		$14.74	$13.32	$13.04

Total Return	4.88%	29.75%		10.76%	3.75%	2.19%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$21,084	$19,369		$16,059	$11,047	$12,133

Ratio of expenses to average net assets
Before expense limitation	1.35%	1.47%		1.53%	1.58%	2.44%
After expense limitation(b)	1.30%	1.45	%(c)	1.51%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.80)%	(0.80)%		(0.27)%	(0.72)%	(1.81)%
After expense limitation(b)	(0.75)%	(0.78)%		(0.25)%	(0.65)%	(0.87)%
Portfolio turnover rate	87%	26%		95%	76%	46%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(c)	Effective June 30, 2017, the annual expense limitation rate changed from 1.50% to 1.30%.

The accompanying notes are an integral part of the financial statements.

52	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$15.74	$14.46	$14.02	$13.98	$13.40
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.16	0.21	0.19	0.18	0.24
Net realized and unrealized gains/(losses) on investments	0.57	1.30	0.42	0.01	0.56
Total from investment operations	0.73	1.51	0.61	0.19	0.80

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.23)	(0.17)	(0.15)	(0.22)
Total dividends and distributions	(0.15)	(0.23)	(0.17)	(0.15)	(0.22)

Net asset value, end of period	$16.32	$15.74	$14.46	$14.02	$13.98

Total Return	4.64%	10.53%	4.39%	1.35%	6.02%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,676	$15,272	$20,087	$26,677	$20,071

Ratio of expenses to average net assets
Before expense limitation	1.38%	1.36%	1.27%	1.34%	1.22%
After expense limitation(b)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.82%	1.26%	1.27%	1.09%	1.72%
After expense limitation(b)	1.00%	1.42%	1.34%	1.23%	1.74%
Portfolio turnover rate	87%	83%	109%	119%	137%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	53

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$14.42		$13.27	$12.89	$12.90	$12.39
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.00	)(b)	0.06	0.04	0.03	0.09
Net realized and unrealized gains/(losses) on investments	0.52		1.19	0.39	0.01	0.54
Total from investment operations	0.52		1.25	0.43	0.04	0.63

Less dividends and distributions:
Dividends from net investment income	(0.02)		(0.10)	(0.05)	(0.05)	(0.12)
Total dividends and distributions	(0.02)		(0.10)	(0.05)	(0.05)	(0.12)

Net asset value, end of period	$14.92		$14.42	$13.27	$12.89	$12.90

Total Return(c)	3.61%		9.44%	3.35%	0.31%	5.06%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,409		$16,583	$15,151	$13,061	$9,469

Ratio of expenses to average net assets
Before expense limitation	2.28%		2.30%	2.29%	2.38%	2.33%
After expense limitation(d)	2.20%		2.20%	2.20%	2.20%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.08)%		0.35%	0.24%	0.06%	0.61%
After expense limitation(d)	0.00	%(e)	0.45%	0.33%	0.24%	0.74%
Portfolio turnover rate	87%		83%	109%	119%	137%

(a)	Calculated using the average shares method.

(b)	Amount less than $(0.005).

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

54	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$15.36	$14.11	$13.68	$13.69	$13.12
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.12	0.17	0.15	0.14	0.20
Net realized and unrealized gains/(losses) on investments	0.55	1.27	0.42	0.00	0.57
Total from investment operations	0.67	1.44	0.57	0.14	0.77

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.14)	(0.15)	(0.20)
Total dividends and distributions	(0.10)	(0.19)	(0.14)	(0.15)	(0.20)

Net asset value, end of period	$15.93	$15.36	$14.11	$13.68	$13.69

Total Return(b)	4.40%	10.29%	4.18%	1.00%	5.88%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,849	$7,084	$9,095	$8,446	$7,014

Ratio of expenses to average net assets
Before expense limitation	1.64%	1.64%	1.60%	1.70%	1.65%
After expense limitation(c)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.56%	0.98%	0.93%	0.71%	1.29%
After expense limitation(c)	0.75%	1.17%	1.08%	0.96%	1.49%
Portfolio turnover rate	87%	83%	109%	119%	137%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	55

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

1. ORGANIZATION

The ICON Equity Income Fund (“Equity Income Fund”), ICON Flexible Bond Fund (“Flexible Bond Fund”)(prior to January 23, 2018, known as the ICON Bond Fund), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/ Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are a series of funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Flexible Bond Fund is to maximize total return. The investment objective of the ICON Fund is capital appreciation with a secondary objective of capital preservation to provide long-term growth. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is to provide capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases.

The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs)), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If a Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Funds invest, are small or microcap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Funds often purchase CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds, also known as “junk bonds” are speculative investments and involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. Junk bonds are also less liquid (more difficult to sell) than equities and higher credit bonds. Reduced liquidity may adversely affect the market price of, and ability of a Fund to value and sell particular securities at certain times, thereby making it difficult to make specific valuation determinations.

The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations. The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund also may invest in debt securities that are secured with collateral consisting of mortgage related securities (a Collateralized Mortgage Obligations or “CMO”), and in other types of mortgage-related or other asset-backed securities. CMOs are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are typically structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Many of the risks of investing

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. The ICON Fund and Long/Short Fund also may invest in such securities for temporary defensive purposes.

The Long/Short Fund may engage in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Risk-Managed Balanced Fund invests in call options; selling/writing call options involves certain risks, such as limiting gains and lack of liquidity of the underlying securities, and are not suitable for all investors.

Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Equity Income Fund has a significant weighting in the Financials sector, the ICON Fund has a significant weighting in the Information Technology and Financials sectors, the Long/Short Fund has a significant weighting in the Financial sector, the Opportunities Fund has a significant weighting in the Information Technology and Financials sectors which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Pricing Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a

Annual Report | September 30, 2018	57

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Mortgage-related and asset-backed securities are typically issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Pricing Committee determines that use of another valuation methodology is appropriate. The purpose of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating each Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.
Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2018:

ICON Equity Income Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$5,576,442	$—	$5,576,442
Common Stocks	65,502,964	—	—	65,502,964
Preferred Stocks	2,961,624	—	—	2,961,624
Convertible Preferred Stocks	1,522,433	—	—	1,522,433
Closed-End Mutual Funds	2,455,180	—	—	2,455,180
Purchased Put Options	$19,200	$—	$—	$19,200
Collateral for Securities on Loan	—	1,373,225	—	1,373,225
Total	$72,461,401	$6,949,667	$—	$79,411,068

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

ICON Flexible Bond Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$62,040,416	$—	$62,040,416
Asset-Backed Securities	—	3,357,602	—	3,357,602
U.S. Treasury Obligations	—	8,371,172	—	8,371,172
Common Stocks	3,273,427	—	—	3,273,427
Preferred Stocks	12,748,423	—	—	12,748,423
Convertible Preferred Stocks	2,832,692	—	—	2,832,692
Closed-End Mutual Funds	10,288,472	—	—	10,288,472
Collateral for Securities on Loan	—	2,503,136	—	2,503,136
Total	$29,143,014	$76,272,326	$—	$105,415,340

ICON Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$49,415,972	$—	$—	$49,415,972
Total	$49,415,972	$—	$—	$49,415,972

ICON Long/Short Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$28,789,760	$—	$—	$28,789,760
Total	$28,789,760	$—	$—	$28,789,760

ICON Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$21,054,257	$—	$—	$21,054,257
Collateral for Securities on Loan	—	603,900	—	603,900
Total	$21,054,257	$603,900	$—	$21,658,157

ICON Risk-Managed Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$5,623,605	$—	$5,623,605
Asset-Backed Securities	—	239,829	—	239,829
U.S. Treasury Obligations	—	984,844	—	984,844
Common Stocks	21,577,023	—	—	21,577,023
Preferred Stocks	721,961	—	—	721,961
Convertible Preferred Stocks	138,257	—	—	138,257
Closed-End Mutual Funds	2,055,364	—	—	2,055,364
Purchased Put Options	$3,312	$—	$—	$3,312
Collateral for Securities on Loan	—	212,000	—	212,000
Total	$24,495,917	$7,060,278	$—	$31,556,195

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2018.

Annual Report | September 30, 2018	59

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at the NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2018 was limited to purchased options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

For the year ended September 30, 2018, the Equity Income Fund and the Risk-Managed Balanced Fund engaged in purchased put option transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Equity Income Fund	Asset Derivatives		Liability Derivatives
	Statements of Assets and		Statements of Assets and
Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$19,200	N/A	N/A
Total		$19,200		$—

ICON Risk-Managed Balanced Fund	Asset Derivatives		Liability Derivatives
	Statements of Assets and		Statements of Assets and
Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$3,312	N/A	N/A
Total		$3,312		$—

Change in
		Realized	Unrealized Appreciation/
		Gain/(Loss) on	(Depreciation)
ICON Equity Income Fund		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/Change in unrealized net appreciation/(depreciation) on Investments, options, and foreign currency	$4,070	$(699)
Total		$4,070	$(699)

Change in
		Realized	Unrealized Appreciation/
		Gain/(Loss) on	(Depreciation)
ICON Risk-Managed Balanced Fund		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/Change in unrealized net appreciation/(depreciation) on Investments, options, and foreign currency	$(117,194)	$31,517
Total		$(117,194)	$31,517

Annual Report | September 30, 2018	61

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

The average purchased option contracts during the year ended September 30, 2018, was as follows:

ICON Equity Income Fund

Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	102	364

ICON Risk-Managed Balanced Fund

Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	11	365

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Funds’ prime broker. The collateral required is determined daily by reference to the fair value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statements of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statements of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of and for the year ended September 30, 2018, the Long/Short Fund did not engage in short selling.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Equity Income Fund	$5,254,419	$1,373,225	$4,009,325	$5,382,550	$128,131
ICON Flexible Bond Fund	2,454,147	2,503,136	—	2,503,136	48,989
ICON Fund	1,825,573	—	1,863,943	1,863,943	38,370
ICON Long/Short Fund	1,031,568	—	1,048,000	1,048,000	16,432
ICON Opportunities Fund	2,195,718	603,900	1,647,580	2,251,480	55,762
ICON Risk-Managed Balanced Fund	1,116,164	212,000	931,489	1,143,489	27,325

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2018, is included in the Statements of Operations.

Security loans consist of equity and corporate fixed income securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Flexible Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report | September 30, 2018	63

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses for the year ended September 30, 2018 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Equity Income Fund
Class S	$5,680	$70,804	$17,953
Class C	1,373	16,800	12,666
Class A	1,315	15,913	12,645
ICON Flexible Bond Fund
Class S	5,045	61,956	20,393
Class C	514	5,660	11,777
Class A	329	4,969	8,250
ICON Fund
Class S	2,385	26,289	15,411
Class C	843	20,532	12,699
Class A	332	9,720	11,540
ICON Long/Short Fund
Class S	1,570	23,258	11,242
Class C	513	10,028	12,572
Class A	1,076	15,966	14,219
ICON Risk-Managed Balanced Fund
Class S	1,388	20,708	12,500
Class C	1,473	19,803	14,400
Class A	566	7,997	12,384

*	Printing and Transfer agent out of pocket fees are a Fund level expense.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Flexible Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A
ICON Equity Income Fund	—	0.99%	1.99%	1.24%
ICON Flexible Bond Fund	—	0.75%	1.60%	1.00%
ICON Fund	—	1.25%	2.25%	1.50%
ICON Long/Short Fund	—	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.30%	—	—	—
ICON Risk-Managed Balanced Fund	—	1.20%	2.20%	1.45%

The Funds’ expense limitations, excluding the Flexible Bond Fund Class A, all classes of the Equity Income Fund, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. The expense limitations for the Flexible Bond Fund Class A, all classes of the Equity Income Fund, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2019. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2018, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

	Expires	Expires	Expires
Fund	2019	2020	2021
ICON Equity Income Fund	$35,317	$92,199	$146,948
ICON Flexible Bond Fund	180,193	162,616	184,480
ICON Fund	27,339	16,031	9,658
ICON Long/Short Fund	80,331	66,063	54,396
ICON Opportunities Fund	2,957	3,673	11,238
ICON Risk-Managed Balanced Fund	44,072	53,919	45,213

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2018, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

Annual Report | September 30, 2018	65

ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The Flexible Bond Fund Class C shareholders pay an annual distribution fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares or the ICON Opportunities Fund. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75% (4.75% for Class A shares of the ICON Flexible Bond Fund). For the year ended September 30, 2018, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Equity Income Fund Class A	$7,329
ICON Flexible Bond Fund Class A	5,274
ICON Fund Class A	3,728
ICON Long/Short Fund Class A	3,580
ICON Risk-Managed Balanced Fund Class A	3,632

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2018, IDI collected the following contingent deferred sales charges:

Contingent Deferred Sales
Fund	Charges Collected
ICON Equity Income Fund Class C	$1,133
ICON Flexible Bond Fund Class C	708
ICON Fund Class C	641
ICON Long/Short Fund Class C	51
ICON Risk-Managed Balanced Fund Class C	1,246

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2018, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2018, the total related amounts accrued by the Funds under this arrangement was $828 and is included in Other Expenses on the Statements of Operations.

The Flexible Bond Fund engaged in a cross trade with an investment portfolio that is sub-advised by ICON Advisers during the year ended September 30, 2018, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds or investment portfolios to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2018

Transactions related to cross trades during the year ended September 30, 2018 were as follows:

					Execution	Realized
Fund	Transaction	Date	Security	Shares	Price	Gain/(Loss)
ICON Flexible Bond Fund	Purchase	August 28, 2018	Argo Group Us Inc 6.5% 09/15/42 Pfd	10,000.00	$ 25.5100	$ —

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2018 was 3.51%. The Line of Credit agreement/arrangement expires on March 18, 2019.

As of September 30, 2018, the ICON Fund had an outstanding borrowing in the amount of $34,594.

For the year ended September 30, 2018, the average outstanding loan by Fund was as follows:

	Maximum Borrowing	Average Borrowing	Average Interest Rates
Fund	(10/01/17 - 09/30/18)	(10/01/17 - 09/30/18)^	(10/01/17 - 09/30/18)^
ICON Equity Income Fund*	$2,163,874	$749,004	3.03%
ICON Fund	362,520	88,343	2.94%
ICON Long/Short Fund*	1,590,677	251,565	3.05%
ICON Opportunities Fund*	1,552,321	193,027	3.19%
ICON Risk-Managed Balanced Fund*	498,101	348,552	2.66%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2018.

^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

			Purchases of Long	Proceeds from
			Term U.S.	Sales of Long Term
	Purchases of	Proceeds from	Government	U.S. Government
Fund	Securities	Sales of Securities	Obligations	Obligations
ICON Equity Income Fund	$138,830,064	$148,927,358	$—	$—
ICON Flexible Bond Fund	124,891,270	110,953,309	29,700,357	24,282,112
ICON Fund	12,880,083	17,288,768	—	—
ICON Long/Short Fund	13,740,804	9,590,384	—	—
ICON Opportunities Fund	19,741,979	19,014,586	—	—
ICON Risk-Managed Balanced Fund	26,042,032	28,353,426	2,518,095	6,325,887

6.  FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are primarily due to differing treatments for items such as deferrals of wash sale losses, expiring capital losses, net investment losses, trust preferred securities, and mark to market of options held.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely.

Annual Report | September 30, 2018	67

ICON Diversified Funds	Notes to Financial Statements

September 30, 2018

During the year ended September 30, 2018, the utilized/expired capital loss carryforwards were as follows:

Fund	Expired Amount	Utilized Amount
ICON Equity Income Fund	$12,597,872	$3,128,718
ICON Fund	15,390,374	3,356,674
ICON Long/Short Fund	19,033,318	1,840,083
ICON Risk-Managed Balanced Fund	11,050,333	796,953

The following Funds elect to defer to the period ending September 30, 2019, late year ordinary losses:

Fund	Ordinary Losses Deferred
ICON Fund	$165,336
ICON Long/Short Fund	153,973
ICON Opportunities Fund	126,296

The capital losses with no expiration were as follows:

Fund	Short-Term	Long-Term
ICON Flexible Bond Fund	$1,399,638	$1,626,723

For the year ended September 30, 2018, the following reclassifications were made, which had no impact on results of operations or net assets.

Fund	Paid-in Capital	Total Distributable Earnings
ICON Equity Income Fund	$(12,597,873)	$12,597,873
ICON Fund	(15,607,588)	15,607,588
ICON Long/Short Fund	(19,121,113)	19,121,113
ICON Opportunities Fund	(143,874)	143,874
ICON Risk-Managed Balanced Fund	(11,058,642)	11,058,642

For ICON Fund, Long/Short Fund and Opportunities Fund included in the amounts for reclassified were a net operating loss offset to paid in capital of $217,214, $87,795 and $143,874.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Equity Income Fund	$2,315,668	$—
ICON Flexible Bond Fund	3,390,436	—
ICON Opportunities Fund	—	307,810
ICON Risk-Managed Balanced Fund	166,410	—

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2017, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Equity Income Fund	$2,542,191	$—
ICON Flexible Bond Fund	3,291,245	—
ICON Opportunities Fund	—	221,532
ICON Risk-Managed Balanced Fund	433,548	—

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ICON Diversified Funds	Notes to Financial Statements

September 30, 2018

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)*	Total Accumulated Earnings/(Deficit)
ICON Equity Income Fund	$117,828	$—	$—	$4,492,393	$4,610,221
ICON Flexible Bond Fund	186,954	(3,026,361)	—	(1,160,114)	(3,999,521)
ICON Fund	—	—	(165,336)	13,182,665	13,017,329
ICON Long/Short Fund	—	—	(153,973)	5,635,695	5,481,722
ICON Opportunities Fund	—	3,484,207	(126,296)	2,747,970	6,105,881
ICON Risk-Managed Balanced Fund	9,941	—	—	2,803,341	2,813,282

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax treatment of tax deferral of losses on wash sales.

As of September 30, 2018, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
ICON Equity Income Fund	$6,114,461	$(1,622,326)	$258	$4,492,393	$74,918,933
ICON Flexible Bond Fund	199,483	(1,359,597)	—	(1,160,114)	106,575,454
ICON Fund	13,959,507	(776,842)	—	13,182,665	36,233,307
ICON Long/Short Fund	6,560,520	(924,825)	—	5,635,695	23,154,065
ICON Opportunities Fund	3,885,073	(1,137,103)	—	2,747,970	18,910,187
ICON Risk-Managed Balanced Fund	3,766,235	(962,878)	(16)	2,803,341	28,752,838

*	This balance includes appreciation/(depreciation) of foreign currency.

7.	RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

8.	SUBSEQUENT EVENT

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Annual Report | September 30, 2018	69

Report of Independent Registered
ICON Diversified Funds	Public Accounting Firm

To the Shareholders and Board of Trustees of
ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2018, and the related statements of operations for the year then ended, and the statements of changes for the each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015 and prior, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 21, 2018

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ICON Diversified Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (04/01/18 – 09/30/18).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Equity Income Fund
Class S
Actual	$1,000.00	$1,015.50	0.99%	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	0.99%	$5.01
Class C
Actual	$1,000.00	$1,010.80	1.99%	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	1.99%	$10.05
Class A
Actual	$1,000.00	$1,014.60	1.24%	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.24%	$6.28

ICON Flexible Bond Fund
Class S
Actual	$1,000.00	$1,016.70	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80
Class C
Actual	$1,000.00	$1,011.80	1.60%	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09
Class A
Actual	$1,000.00	$1,014.50	1.00%	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

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ICON Diversified Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Fund
Class S
Actual	$1,000.00	$1,001.00	1.16%	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.16%	$5.87
Class C
Actual	$1,000.00	$995.40	2.25%	$11.25
Hypothetical (5% return before expenses)	$1,000.00	$1,013.79	2.25%	$11.36
Class A
Actual	$1,000.00	$998.90	1.50%	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59

ICON Long/Short Fund
Class S
Actual	$1,000.00	$1,009.70	1.25%	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.25%	$6.33
Class C
Actual	$1,000.00	$1,004.20	2.30%	$11.56
Hypothetical (5% return before expenses)	$1,000.00	$1,013.54	2.30%	$11.61
Class A
Actual	$1,000.00	$1,008.10	1.55%	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$7.84

ICON Opportunities Fund
Actual	$1,000.00	$1,032.80	1.30%	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.30%	$6.58

ICON Risk-Managed Balanced Fund
Class S
Actual	$1,000.00	$1,041.50	1.20%	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07
Class C
Actual	$1,000.00	$1,036.10	2.20%	$11.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	2.20%	$11.11
Class A
Actual	$1,000.00	$1,040.20	1.45%	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

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ICON Diversified Funds	Board of Trustees and Officers

September 30, 2018 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 68. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 71. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 70. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel recently retired from his role as a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 53. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice, and Chairman of the Board of FundRock Partners, Ltd (UK). Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 65. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 39. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

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ICON Diversified Funds	Board of Trustees and Officers

September 30, 2018 (Unaudited)

Jack M. Quillin, 46. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Christopher R. Ambruso, 38. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 55. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

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ICON Diversified Funds	Additional Information

September 30, 2018 (Unaudited)

Renewal of Investment Advisory Agreement

On September 7, 2018, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2018.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser – the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on August 8, 2018 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market is favoring growth rather than value-based systems or styles. The current market is challenging for the ICON system. The CIO reiterated his faith in the ICON system, noting its many past successes. The Trustees raised questions regarding the Funds’ lagging performance and what changes might help to increase the performance, while staying within the ICON system. The Trustees’ questions and the discussion with Management focused on Management’s working internally to identify ways to improve performance by implementing changes within the ICON system, without straying outside the ICON system of value investing.

From a sales perspective, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g. paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking

Annual Report | September 30, 2018	75

ICON Diversified Funds	Additional Information

September 30, 2018 (Unaudited)

to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees; and

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

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ICON Diversified Funds	Additional Information

September 30, 2018 (Unaudited)

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts;

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders; and

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Info

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Equity Income Fund	$0
ICON Flexible Bond Fund	$0
ICON Fund	$0
ICON Long/Short Fund	$0
ICON Opportunities Fund	$307,810
ICON Risk-Managed Balanced Fund	$0

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Equity Income Fund	57.04%
ICON Flexible Bond Fund	00.80%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	0.00%
ICON Risk-Managed Balanced Fund	59.59%

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ICON Diversified Funds	Additional Information

September 30, 2018 (Unaudited)

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Equity Income Fund	51.24%
ICON Flexible Bond Fund	1.41%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	0.00%
ICON Risk-Managed Balanced Fund	54.93%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

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ICON Diversified Funds	Privacy Policy

September 30, 2018 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    income and transaction history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2018	79

ICON Diversified Funds	Privacy Policy

September 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

●     open an account or enter into an investment advisory contract

●     provide account information or give us your contact information

●     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● ICON doesn’t jointly market

80	www.iconfunds.com

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

ANNUAL REPORT

September 30, 2018

International Funds

ICON Emerging Markets Fund (ICARX, IPCAX)

ICON International Equity Fund (ICNEX, IIQCX, IIQAX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	●	www.iconfunds.com

ICON International Funds	About This Report

September 30, 2018 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2018, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Emerging Markets Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Emerging Markets Fund (the Fund) Class S returned 2.21% for the fiscal year ended September 30, 2018, while its benchmark, the MSCI Emerging Markets Index, returned -0.44%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At the beginning of fiscal year 2018, our valuation model indicated the emerging markets universe had a value-to-price (V/P) ratio of 1.07, implying that, on average, our estimate of fair value for stocks was about 7% higher than where they were trading. As the fiscal year progressed into 2018, value began to deplete by mid-February. In conjunction, credit spreads began to widen and the positive earnings trend of the prior year began to reverse, conditions we regard as a higher risk environment for emerging markets securities. Accordingly, we started to tactically manage cash, by increasing the Fund’s position from 4% in February 2018 to 6.3% by the end of the fiscal year. Between February 28, 2018 and September 30, 2018, the MSCI Emerging Markets Index dropped roughly 10.4%, while the Fund declined approximately 7.84%. Thus, cash management was beneficial to relative returns during this period of weakness.

From 2010 to 2017, the MSCI Emerging Markets Index was led by Information Technology, Financials and the Consumer Discretionary and Consumer Staples sectors, while performance from the Energy sector lagged. In fiscal year 2018, the Energy sector led the Index, fueled by rising energy commodity prices, positive earnings and a favorable credit environment for companies within the sector. Throughout the fiscal year, the ICON Emerging Markets Fund held a large overweight position in the Energy sector as well as an underweight position in the Information Technology, Consumer Discretionary and Consumer Staples sectors. In fiscal year 2018, the Energy sector holdings in the MSCI Emerging Markets Index returned nearly 27%, compared to a roughly 15% decline in the Consumer Discretionary sector, a 1.9% decline in the Consumer Staples sector and a 61 basis point decline for the Information Technology sector. The Fund benefited from its large overweight position in the Energy sector. The Fund was also overweight the Financials sector. While the sector performed well as a whole, the Fund suffered because the individual Financials stocks held by the Fund lagged many of the other Financials in the benchmark and dragged on performance.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s performance benefitted from its holdings in the Energy and Consumer Discretionary sectors. Specifically, overweight positions in Energy’s integrated oil & gas and coal & consumable fuels industries, as well as a general underweight position in the Consumer Discretionary sector positively affected relative performance to the benchmark. Because we saw little value in the Consumer Discretionary sector, the Fund benefitted, having virtually no exposure to the sector over the course of the fiscal year.

Conversely, the Fund’s Financials sector holdings detracted from performance, as the diversified banks industry hindered the Fund’s relative returns versus the benchmark. The Telecommunication Services sector was another source of relative underperformance, as the Fund’s holdings within the integrated telecommunication services and wireless telecommunication services industries ultimately hindered returns.

From a country perspective, China was the largest positive contributor to relative returns as overweight positions in Energy and underweight positions in Information Technology benefitted the Fund. The Fund’s Russian and Indonesian positions likewise benefitted performance, largely due to holdings in the Energy sector as well. Turkey was the largest country detractor versus the benchmark. Despite having only a 3.8% average country weight in the Fund over the year, the Fund’s Turkish holdings declined over 40%. Taiwan was also a detractor as investments within the Information Technology sector detracted from the Fund’s returns. Finally, our Energy exposure was supplemented with domestic positions in the oil & gas exploration & production industry. These stocks outperformed the index and were beneficial to the Fund’s relative performance.

Q.	What is your investment outlook for emerging markets?

A.	At the end of fiscal year 2018, emerging markets had an overall average V/P of 1.02, implying that we believe the fair value for emerging markets stocks as a whole is approximately 2% higher than where the securities are now trading. This modest V/P, combined with unfavorable credit markets and a tepid earnings outlook suggest we should utilize capital and resources cautiously. As a result, we continue to tactically manage cash and will look for better earnings, a better credit backdrop or lower equity prices before deploying cash.

During fiscal year 2018, Energy was a sector leader within emerging markets and our valuation system suggests this can continue in our favored industries of integrated oil & gas, oil & gas exploration & production, and oil & gas refining & marketing. We have taken a global approach to the sector, but with a focus on Europe and Asia. Our favored industries within the Energy sector of emerging markets not only have intrinsic value under our methodology, but also strong earnings coupled with a stable credit environment. The Fund remains underweight the Information Technology, Consumer Discretionary, Consumer Staples and Health Care sectors.

Regionally, according to our system, Europe in general and Russia specifically represent some of the best bargains within the emerging markets universe. Russia has at least two notable tailwinds: First, the underlying earnings outlook for Russian companies has seen broad

Annual Report | September 30, 2018	3

ICON Emerging Markets Fund	Management Overview

September 30, 2018 (Unaudited)

improvement. Second, Standard and Poor’s upgraded the country’s sovereign credit rating in February 2018 to Investment Grade status. Our primary allocation within Russia is to the Energy sector and more specifically to the integrated oil and gas industry. Within the Western Hemisphere, we find attractive opportunities in Brazil and Mexico. Additionally, the Philippines, South Korea and China are currently showing the most value in the Asia-Pacific region. The Fund’s largest country underweights are Taiwan and South Africa. Based on our disciplined, systematic and non-emotional approach to investing, we will continue deploying capital toward areas we believe have the most opportunity.

4	www.iconfunds.com

ICON Emerging Markets Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund – Class S	2/25/97	2.21%	3.81%	6.05%	3.30%	1.72%	1.55%
ICON Emerging Markets Fund – Class A	5/31/06	1.97%	3.59%	5.83%	2.94%	2.12%	1.80%
ICON Emerging Markets Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	-3.88%	2.37%	5.21%	2.44%	2.16%	1.80%
MSCI Emerging Markets Index		-0.44%	3.99%	5.76%	6.16%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	5

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (90.11%)
Commodity Chemicals (3.93%)
Cabot Corp.	6,200	$388,864
Indorama Ventures PCL	190,000	346,703
Kumho Petrochemical Co., Ltd.	3,000	266,361
Mexichem SAB de CV	262,246	897,836
PTT Global Chemical PCL	140,000	351,808
		2,251,572
Construction Materials (3.21%)
China Resources Cement Holdings, Ltd.	454,000	527,970
West China Cement, Ltd.	7,000,000	1,313,943
		1,841,913
Diversified Banks (22.37%)
Agricultural Bank of China, Ltd., Class H	3,364,000	1,649,777
Akbank T.A.S.	360,000	412,356
Banco do Brasil SA	41,000	298,372
Bank Negara Indonesia Persero Tbk PT	524,000	260,214
Bank of China, Ltd., Class H	3,462,000	1,529,660
Bank Pan Indonesia Tbk PT(a)	13,827,400	908,757
China Construction Bank Corp., Class H	1,750,000	1,529,676
Grupo Financiero Banorte SAB de CV, Class O	95,108	688,026
Industrial & Commercial Bank of China, Ltd.	1,052,000	768,059
Industrial Bank of Korea	52,000	714,634
Metropolitan Bank & Trust Co.	563,179	698,632
OTP Bank Nyrt	18,000	667,055
Sberbank of Russia PJSC, Sponsored ADR	88,000	1,106,600
Shinhan Financial Group Co., Ltd.	28,000	1,131,438
Turkiye Garanti Bankasi AS	360,000	458,980
		12,822,236
Electronic Equipment & Instruments (0.63%)
SFA Engineering Corp.	11,000	362,918

Independent Power Producers & Energy Traders (1.89%)
Aboitiz Power Corp.	642,000	397,463
Electricity Generating PCL	94,000	685,326
		1,082,789
Industrial Machinery (1.97%)
China Conch Venture Holdings, Ltd.	324,000	1,131,451

Integrated Oil & Gas (13.85%)
China Petroleum & Chemical Corp., Class H	1,084,000	1,089,149
Gazprom PJSC, Sponsored ADR	346,000	1,726,551
LUKOIL PJSC, Sponsored ADR	20,000	1,528,800
MOL Hungarian Oil & Gas PLC	106,000	1,141,719
Oil & Natural Gas Corp., Ltd.	326,000	797,334
	Shares or Principal Amount	Value
Integrated Oil & Gas (continued)
Rosneft Oil Co. PJSC, GDR	222,000	$1,658,729
		7,942,282
Interactive Media & Services (3.32%)
Momo, Inc., Sponsored ADR(a)	14,000	613,200
Tencent Holdings, Ltd.	31,545	1,288,008
		1,901,208
Internet & Direct Marketing Retail (1.26%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	4,400	724,944

IT Consulting & Other Services (2.84%)
HCL Technologies, Ltd.	60,000	900,414
Infosys, Ltd.	72,488	728,202
		1,628,616
Oil & Gas Exploration & Production (9.21%)
CNOOC, Ltd.	1,017,000	2,013,789
Diamondback Energy, Inc.(b)	4,075	550,899
Energen Corp.(a)	5,000	430,850
EOG Resources, Inc.	5,200	663,364
Pioneer Natural Resources Co.	4,700	818,693
WildHorse Resource Development Corp.(a)	34,000	803,760
		5,281,355
Oil & Gas Refining & Marketing (8.20%)
Motor Oil Hellas Corinth Refineries SA	28,000	731,462
Petron Corp.	6,350,000	1,021,312
Reliance Industries, Ltd.	70,000	1,215,131
SK Innovation Co., Ltd.	5,500	1,066,120
Tupras Turkiye Petrol Rafinerileri AS	30,000	666,107
		4,700,132
Paper Packaging (0.59%)
DS Smith PLC	54,000	336,360

Paper Products (4.50%)
Lee & Man Paper Manufacturing, Ltd.	1,387,000	1,284,311
Mondi PLC	26,000	711,874
Nine Dragons Paper Holdings, Ltd.	544,000	586,601
		2,582,786
Regional Banks (4.93%)
Bank Tabungan Negara Persero Tbk PT	1,424,000	251,173
DGB Financial Group, Inc.	127,000	1,161,839
Regional SAB de CV	223,800	1,411,038
		2,824,050
Renewable Electricity (1.58%)
China Everbright Greentech, Ltd.	1,004,792	856,775
Energy Development Corp.(a)	375,361	49,187
		905,962
Semiconductors (1.25%)
Nanya Technology Corp.	152,000	290,258

The accompanying notes are an integral part of the financial statements.

6	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Semiconductors (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	50,000	$426,677
		716,935
Steel (1.94%)
POSCO	4,200	1,114,877

Technology Hardware, Storage & Peripherals (0.55%)
Samsung Electronics Co., Ltd.	7,500	313,882

Water Utilities (1.05%)
TTW PCL	1,599,400	603,361

Wireless Telecommunication Services (1.04%)
China Mobile, Ltd.	39,000	383,442
TIM Participacoes SA	72,000	209,481
		592,923

Total Common Stocks (Cost $49,221,356)		51,662,552

Preferred Stocks (3.83%)
Diversified Banks (1.31%)
Banco Bradesco SA	77,000	544,913
Banco do Estado do Rio Grande do Sul SA	56,000	207,718
		752,631
Integrated Oil & Gas (1.64%)
Petroleo Brasileiro SA	180,000	940,436

Integrated Telecommunication Services (0.88%)
Telefonica Brasil SA	52,000	504,221

Total Preferred Stocks (Cost $2,861,683)		2,197,288

Total Investments (93.94%) (Cost $52,083,039)		$53,859,840

Other Assets Less Liabilities (6.06%)		3,472,980

Net Assets (100.00%)		$57,332,820

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Country Composition (September 30, 2018)

China	23.81%
South Korea	10.69%
Russia	10.50%
United States	6.38%
India	6.35%
Hong Kong	6.34%
Mexico	5.23%
Brazil	4.72%
Philippines	3.78%
Thailand	3.47%
Hungary	3.15%
Turkey	2.68%
Indonesia	2.48%
United Kingdom	1.83%
Greece	1.28%
Taiwan	1.25%
93.94%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2018)

Energy	32.90%
Financials	28.61%
Materials	14.17%
Information Technology	5.27%
Communication Services	5.24%
Utilities	4.52%
Industrials	1.97%
Consumer Discretionary	1.26%
93.94%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	7

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2018

Industry Composition (September 30, 2018)

Diversified Banks	23.68%
Integrated Oil & Gas	15.49%
Oil & Gas Exploration & Production	9.21%
Oil & Gas Refining & Marketing	8.20%
Regional Banks	4.93%
Paper Products	4.50%
Commodity Chemicals	3.93%
Interactive Media & Services	3.32%
Construction Materials	3.21%
IT Consulting & Other Services	2.84%
Industrial Machinery	1.97%
Steel	1.94%
Independent Power Producers & Energy Traders	1.89%
Renewable Electricity	1.58%
Internet & Direct Marketing Retail	1.26%
Semiconductors	1.25%
Water Utilities	1.05%
Wireless Telecommunication Services	1.04%
Other Industries (each less than 1%)	2.65%
93.94%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

8	www.iconfunds.com

ICON International Equity Fund	Management Overview
September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON International Equity Fund (the Fund) Class S returned -2.13% for the fiscal year ended September 30, 2018, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned 2.25%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While we finished fiscal year 2018 with modest global stock market gains, a number of different regions and countries experienced volatility throughout the period. As a whole, global equities began the fiscal year with a continuation of 2017’s gains, and stocks peaked in January 2018. As U.S. interest rates rose, however, investors became nervous about the potential adverse impact of the changing landscape and rising interest rates. Those fears, combined with higher equity prices, sparked a global selloff in equities into May 2018. The selloff contributed to the international equity markets underperforming the United States, as the latter resumed a relatively steady grind higher and the former saw continued losses.

The prevailing macroeconomic factors brought forth distinct reactions across different regions and countries throughout the year. Geopolitical and other tensions within emerging markets countries contributed to volatility and a decline in performance. Russia saw selling pressure as economic sanctions against it escalated, Turkey and Brazil were embroiled in political uncertainty which adversely impacted both countries’ monetary and fiscal policies, and China felt the effects of an intensifying trade war with the United States. Internationally, every country had to deal with a rising U.S. dollar and rising U.S. interest rates, both of which led to a selloff in equities and weaker foreign currencies for the second half of the year. The Fund was overweight emerging markets stocks compared to its benchmark, and this positioning proved detrimental to relative performance.

Developed markets likewise suffered the effects of a rising U.S. dollar and interest rates, but remained more resilient than their emerging markets peers. The United Kingdom continues to face unique uncertainties involving its exit from the European Union, while renewed political uncertainty in Spain and Italy created downward pressure on equity prices. The Fund maintained overweight exposures to these countries as our methodology suggested they held attractive valuations and this likewise dragged on performance.

A common thread throughout fiscal year 2018 was the persistent underperformance of stocks that looked most attractive to our valuation system. Over the 12-month period, the stocks our system suggested were the best bargains performed the worst. Conversely, the stocks our system indicated were overvalued performed the best. With value as our guide and core strategy, we were naturally positioned in those industries and stocks that presented as the best bargains, but our strategy underperformed. We see volatile markets when this disconnect can occur, but we do not believe it will persist indefinitely.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s primary contributors to benchmark relative performance came from the Energy and Telecommunication Services sectors. Specifically, overweight positions in the integrated oil & gas and oil & gas exploration & production industries within the Energy sector, and the Fund’s stock selection in the wireless telecommunication services industry within the Telecommunication Services sector contributed to performance relative to the benchmark.

Conversely, Financials was the largest detractor from a sector level, as the diversified banks industry hindered the Fund’s relative returns versus the benchmark. Our industry selection within the Information Technology sector similarly contributed to the Fund’s underperformance, with our holdings in the semiconductor equipment industry detracting from the Fund’s returns.

Returns varied across all regions during the period. Geographically, Asia-Pacific equities were responsible for the Fund’s highest returns, with much of that gain coming from Japanese stocks. The Fund’s Turkish holding were the largest country detractor versus the benchmark. Despite having only a 2% average country weight in the Fund during the year, the Fund’s Turkish holdings declined over 40%. In order to supplement exposure to the Energy Sector, the Fund held domestic equities, primarily through the oil & gas exploration & production sector. These stocks outperformed the index and were beneficial to the Fund’s relative performance.

Q.	What is your investment outlook for the international equity market?

A.	International equity prices, on average, now remain slightly above our estimate of their intrinsic value. At the end of the period, international markets as a whole had an overall average value-to-price (V/P) ratio of 0.98, implying that, on average, our estimate of fair value for stocks is about 2% lower than where they are currently trading. Recently, international equity markets have experienced a combination of rising interest rates and declining earnings estimates, resulting in lower equity valuations in our system. We have taken a cautious outlook given these developments as there are fewer attractive investment opportunities across sectors, industries and countries than in recent years past. Cash balances have increased as we wait for better investment conditions. In order for the V/P ratio to increase, we would need to see either higher earnings and growth, lower interest rates, or lower equity prices. As always, we will continue to monitor the capital markets and their effect on our investment system.

Annual Report | September 30, 2018	9

ICON International Equity Fund	Management Overview
September 30, 2018 (Unaudited)

As fiscal year 2018 ends, the Western Hemisphere represents the best opportunity from a regional perspective under our system, with Europe showing the least upside. Within the Western Hemisphere, we find attractive opportunities in Brazil and Mexico. Within Europe, the material decline in equity prices in Turkey, Spain, and Italy has made these countries look attractive to our system. Additionally, the Philippines, South Korea and China are currently showing the most value in the Asia-Pacific region. Emerging markets still look more attractive under our system than developed countries, warranting an overweight position within the Fund.

From a sector perspective, we are still tilted towards Financials, but going into fiscal year 2019 we are also heavily weighted in the Energy and Materials sectors. Last year’s leader, Information Technology, now shows the lowest V/P across our system. The Industrials and Consumer Discretionary sectors likewise have a low V/P and the Fund is thus underweight all three sectors relative to the benchmark.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we still see opportunities in these ever-changing markets. However, given our current valuations, we remain less than fully invested as valuations in international markets look less attractive as they have in years past. As market conditions dictate, we will adjust accordingly.

10	www.iconfunds.com

ICON International Equity Fund	Management Overview
September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund – Class S	2/18/97	-2.13%	1.78%	2.40%	4.70%	1.57%	1.55%
ICON International Equity Fund – Class C	2/19/04	-3.09%	0.71%	1.28%	2.16%	3.35%	2.55%
ICON International Equity Fund – Class A	5/31/06	-2.40%	1.45%	2.04%	0.17%	2.67%	1.80%
ICON International Equity Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	-8.01%	0.26%	1.44%	-0.31%	2.43%	1.80%
MSCI ACWI ex-U.S.		2.25%	4.60%	5.67%	5.66%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*       Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	11

ICON International Equity Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (93.98%)
Aerospace & Defense (1.01%)
Airbus SE	3,500	$439,400

Application Software (1.49%)
Open Text Corp.	17,000	646,886

Asset Management & Custody Banks (0.41%)
Amundi SA	2,400	179,731

Biotechnology (0.45%)
Alexion Pharmaceuticals, Inc.(a)	1,400	194,614

Building Products (0.94%)
Tyman PLC	90,264	410,976

Commodity Chemicals (2.88%)
Cabot Corp.	2,600	163,072
Indorama Ventures PCL	100,000	182,475
Kumho Petrochemical Co., Ltd.	2,400	213,089
Mexichem SAB de CV	129,654	443,889
PTT Global Chemical PCL	100,000	251,291
		1,253,816
Construction Materials (1.03%)
West China Cement, Ltd.	2,380,000	446,741

Diversified Banks (16.82%)
ABN AMRO Group NV	7,200	196,086
Agricultural Bank of China, Ltd., Class H	500,000	245,211
Akbank T.A.S.	183,000	209,614
Banco do Brasil SA	24,800	180,479
Banco Santander SA	115,000	575,766
Bank Negara Indonesia Persero Tbk PT	300,000	148,978
Bank of China, Ltd., Class H	1,060,000	468,354
BNP Paribas SA	6,200	379,667
Danske Bank A/S	6,800	178,245
DNB ASA	7,700	162,043
Grupo Financiero Banorte SAB de CV, Class O	25,591	185,129
HSBC Holdings PLC	35,000	305,389
ING Groep NV	19,600	254,390
KB Financial Group, Inc.	8,200	399,373
Lloyds Banking Group PLC	286,000	219,959
Metropolitan Bank & Trust Co.	125,150	155,251
OTP Bank Nyrt	8,000	296,469
Oversea-Chinese Banking Corp., Ltd.	48,000	401,650
Sberbank of Russia PJSC, Sponsored ADR	42,000	528,150
Shinhan Financial Group Co., Ltd.	3,200	129,307
Societe Generale SA	4,400	188,938
Swedbank AB, Class A	13,500	333,884
	Shares or Principal Amount	Value
Diversified Banks (continued)
Toronto-Dominion Bank	6,100	$370,680
Turkiye Garanti Bankasi AS	126,000	160,643
UniCredit SpA	43,584	653,965
		7,327,620
Diversified Chemicals (2.55%)
BASF SE	5,000	443,666
Mitsubishi Chemical Holdings Corp.	36,000	344,541
Sumitomo Chemical Co., Ltd.	55,000	321,879
		1,110,086
Electric Utilities (3.38%)
CK Infrastructure Holdings, Ltd.	54,000	427,354
Enel SpA	46,000	235,130
Iberdrola SA	110,000	807,934
		1,470,418
Fertilizers & Agricultural Chemicals (1.73%)
Nutrien, Ltd.	13,000	750,621

Home Improvement Retail (0.37%)
Kingfisher PLC	48,000	162,299

Homebuilding (0.44%)
Redrow PLC	25,000	190,012

Independent Power Producers & Energy Traders (2.06%)
Aboitiz Power Corp.	290,000	179,539
Electric Power Development Co., Ltd.	12,200	337,693
Electricity Generating PCL	52,000	379,116
		896,348
Industrial Machinery (0.40%)
China Conch Venture Holdings, Ltd.	50,000	174,607

Integrated Oil & Gas (11.54%)
BP PLC	65,000	498,209
China Petroleum & Chemical Corp., Class H	298,000	299,415
Eni SpA	21,000	395,841
Gazprom PJSC, Sponsored ADR	33,000	164,671
LUKOIL PJSC, Sponsored ADR	6,700	512,148
MOL Hungarian Oil & Gas PLC	31,600	340,361
Oil & Natural Gas Corp., Ltd.	85,000	207,894
Repsol SA	19,400	386,202
Rosneft Oil Co. PJSC, GDR	75,700	565,612
Royal Dutch Shell PLC, Class B	27,000	945,178
TOTAL SA(b)	10,800	702,224
		5,017,755
Interactive Media & Services (0.83%)
Momo, Inc., Sponsored ADR(a)	3,200	140,160
Tencent Holdings, Ltd.	5,400	220,486
		360,646

The accompanying notes are an integral part of the financial statements.
12	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Internet & Direct Marketing Retail (0.57%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	1,500	$247,140

Life & Health Insurance (1.82%)
Legal & General Group PLC	99,000	337,966
NN Group NV	5,986	267,170
Prudential PLC	8,200	188,010
		793,146
Metal & Glass Containers (0.74%)
RPC Group PLC	31,000	321,033

Multi-line Insurance (5.41%)
Allianz SE	4,500	1,001,551
Assicurazioni Generali SpA	28,300	487,322
Aviva PLC	77,000	491,297
AXA SA	14,000	375,140
		2,355,310
Oil & Gas Exploration & Production (7.01%)
CNOOC, Ltd.	287,000	568,297
Diamondback Energy, Inc.(b)	3,428	463,431
Encana Corp.	35,100	460,065
Energen Corp.(a)	6,491	559,329
Newfield Exploration Co.(a)	14,200	409,386
Parsley Energy, Inc., Class A(a)	11,530	337,253
Pioneer Natural Resources Co.	1,400	243,866
		3,041,627
Oil & Gas Refining & Marketing (5.51%)
JXTG Holdings, Inc.	134,000	1,013,549
Petron Corp.	2,780,000	447,126
Reliance Industries, Ltd.	12,000	208,308
SK Innovation Co., Ltd.	2,400	465,216
Tupras Turkiye Petrol Rafinerileri AS	11,700	259,782
		2,393,981
Oil & Gas Storage & Transportation (1.02%)
Pembina Pipeline Corp.	13,000	441,737

Other Diversified Financial Services (0.97%)
ORIX Corp.	26,000	420,982

Paper Packaging (2.76%)
DS Smith PLC	117,300	730,649
Rengo Co., Ltd.	55,000	468,999
		1,199,648
Paper Products (5.90%)
Lee & Man Paper Manufacturing, Ltd.	410,000	379,645
Mondi PLC	38,000	1,040,431
Nine Dragons Paper Holdings, Ltd.	586,000	631,890
Oji Holdings Corp.	71,000	515,598
		2,567,564
Pharmaceuticals (1.32%)
GlaxoSmithKline PLC	9,400	188,515
	Shares or Principal Amount	Value
Pharmaceuticals (continued)
Roche Holding AG	1,000	$241,815
Takeda Pharmaceutical Co., Ltd.(b)	3,400	145,377
		575,707
Regional Banks (1.76%)
DGB Financial Group, Inc.	38,000	347,637
Regional SAB de CV	66,000	416,124
		763,761
Renewable Electricity (0.66%)
China Everbright Greentech, Ltd.	335,009	285,658

Semiconductor Equipment (0.70%)
SUMCO Corp.	20,800	303,007

Specialty Chemicals (4.08%)
Borregaard ASA	39,128	400,965
Covestro AG(c)	4,500	364,263
Shin-Etsu Chemical Co., Ltd.	11,400	1,007,854
		1,773,082
Steel (0.85%)
POSCO	1,400	371,626

Tobacco (1.36%)
British American Tobacco PLC	12,700	592,081

Trading Companies & Distributors (1.10%)
Ashtead Group PLC	15,100	479,097

Wireless Telecommunication Services (2.11%)
SoftBank Group Corp.	9,200	919,076

Total Common Stocks
(Cost $42,211,915)		40,877,839

Preferred Stocks (1.54%)
Diversified Banks (0.94%)
Banco Bradesco SA	32,680	231,270

Banco do Estado do Rio Grande do Sul SA	48,000	178,044
		409,314
Integrated Oil & Gas (0.60%)
Petroleo Brasileiro SA	50,000	261,232

Total Preferred Stocks
(Cost $877,493)		670,546

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	13

ICON International Equity Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Collateral for Securities on Loan (0.02%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	8,467	$8,467

Total Collateral for Securities on Loan
(Cost $8,467)		8,467

Total Investments (95.54%)
(Cost $43,097,875)		$41,556,852

Other Assets Less Liabilities (4.46%)		1,939,330

Net Assets (100.00%)		$43,496,182

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

(c)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $364,263.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Country Composition (September 30, 2018)
United Kingdom	16.32%
Japan	13.34%
China	6.47%
Canada	6.15%
United States	5.46%
France	5.19%
South Korea	4.43%
Germany	4.16%
Spain	4.07%
Russia	4.07%
Italy	4.07%
Hong Kong	3.96%
Mexico	2.41%
Brazil	1.95%
Thailand	1.87%
Philippines	1.80%
Netherlands	1.64%
Hungary	1.46%
Turkey	1.45%
Norway	1.29%
India	0.96%
Singapore	0.92%
Sweden	0.77%
Switzerland	0.56%
Denmark	0.41%
Indonesia	0.34%
95.52%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2018)

Financials	28.13%
Energy	25.68%
Materials	22.52%
Utilities	6.10%
Industrials	3.45%
Communication Services	2.94%
Information Technology	2.19%
Health Care	1.77%
Consumer Discretionary	1.38%
Consumer Staples	1.36%
95.52%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
14	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2018

Industry Composition (September 30, 2018)

Diversified Banks	17.76%
Integrated Oil & Gas	12.14%
Oil & Gas Exploration & Production	7.01%
Paper Products	5.90%
Oil & Gas Refining & Marketing	5.51%
Multi-line Insurance	5.41%
Specialty Chemicals	4.08%
Electric Utilities	3.38%
Commodity Chemicals	2.88%
Paper Packaging	2.76%
Diversified Chemicals	2.55%
Wireless Telecommunication Services	2.11%
Independent Power Producers & Energy Traders	2.06%
Life & Health Insurance	1.82%
Regional Banks	1.76%
Fertilizers & Agricultural Chemicals	1.73%
Application Software	1.49%
Tobacco	1.36%
Pharmaceuticals	1.32%
Trading Companies & Distributors	1.10%
Construction Materials	1.03%
Oil & Gas Storage & Transportation	1.02%
Aerospace & Defense	1.01%
Other Industries (each less than 1%)	8.33%
95.52%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	15

ICON International Funds	Statements of Assets and Liabilities
September 30, 2018

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$52,083,039	$43,097,875
Investments, at value(a)	53,859,840	41,556,852
Cash and cash equivalents	3,391,972	2,049,328
Foreign currency, at value (Cost $131,163 and $237,089, respectively)	128,473	241,764
Receivables:
Investments sold	34	—
Fund shares sold	111,813	4,810
Expense reimbursements due from Adviser	19,287	9,209
Interest	11,074	10,194
Dividends	98,723	105,307
Foreign tax reclaims	—	58,512
Other assets	15,776	14,400
Total assets	57,636,992	44,050,376

Liabilities
Payables:
Payable for collateral received on securities loaned	—	8,467
Investments purchased	—	425,305
Capital gains tax	106,096	10,312
Fund shares redeemed	69,707	10,238
Advisory fees	45,580	35,341
Transfer agent fees	28,576	9,647
Fund accounting fees	8,950	13,069
Accrued distribution fees	1,303	1,980
Trustee fees and expenses	1,496	1,139
Administration fees	2,279	1,769
Accrued expenses	40,185	36,927
Total liabilities	304,172	554,194
Net Assets - all share classes	$57,332,820	$43,496,182
Net Assets - Class S	$50,896,583	$40,095,905
Net Assets - Class C	$—	$1,934,477
Net Assets - Class A	$6,436,237	$1,465,800

Net Assets Consists of
Paid-in capital	$54,254,336	$51,802,484
Total distributable earnings	3,078,484	(8,306,302)
Net Assets	$57,332,820	$43,496,182

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,137,494	3,109,529
Class C	—	171,497
Class A	400,271	116,081
Net asset value (offering and redemption price per share)
Class S	$16.22	$12.89
Class C	$—	$11.28
Class A	$16.08	$12.63
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$17.06	$13.40

(a) Includes securities on loan of	$550,899	$612,525

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON International Funds	Statements of Operations
Year Ended September 30, 2018

	ICON Emerging	ICON International
	Markets Fund	Equity Fund
Investment Income
Interest	$15,162	$13,869
Dividends	2,450,522	1,649,335
Foreign taxes withheld	(296,785)	(168,512)
Income from securities lending, net	520	10,059
Total investment income	2,169,419	1,504,751
Expenses
Advisory fees	635,843	511,733
Administration fees	31,780	25,580
Transfer agent fees	149,627	53,541
Distribution fees:
Class C	—	23,669
Class A	26,283	5,539
Registration fees	34,916	39,376
Audit and tax service expense	22,000	22,000
Fund accounting fees	45,078	54,894
Trustee fees and expenses	14,946	12,103
Insurance expense	6,337	4,867
Custody fees	37,591	24,753
Printing fees	17,770	10,065
Interest expense	2,098	164
Recoupment of previously reimbursed expenses	512	7,877
Other expenses	35,047	33,482
Total expenses before expense reimbursement	1,059,828	829,643
Expense reimbursement by Adviser due to expense limitation agreement	(46,120)	(34,771)
Net Expenses	1,013,708	794,872
Net Investment Income/(Loss)	1,155,711	709,879

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments, options, and foreign currency translations	296,741	614,048
Capital gains tax	(39,277)	(21,862)
	257,464	592,186
Change in unrealized net appreciation/(depreciation) on:
Investments, options, and foreign currency	(40,537)	(2,447,238)
Capital gains tax	(106,096)	(8,738)
	(146,633)	(2,455,976)
Net realized and unrealized gain/(loss)	110,831	(1,863,790)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,266,542	$(1,153,911)

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	17

ICON International Funds	Statements of Changes in Net Assets

	ICON Emerging Markets Fund		ICON International Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$1,155,711	$235,593	$709,879	$127,641
Net realized gain/(loss)	257,464	4,069,531	592,186	2,500,826
Change in net unrealized appreciation/(depreciation)	(146,633)	794,783	(2,455,976)	1,846,476
Net increase/(decrease) in net assets resulting from operations	1,266,542	5,099,907	(1,153,911)	4,474,943

Total Dividends and Distributions to Shareholders(a)
Class S	(100,052)	—	—	—
Class A	(478)	—	—	—
Net decrease from dividends and distributions	(100,530)	—	—	—

Fund Share Transactions
Shares sold
Class S	21,485,982	26,312,322	7,643,709	4,368,367
Class C(b)	—	43,641	176,801	123,670
Class A(b)	3,063,930	9,477,499	82,833	168,244
Reinvested dividends and distributions
Class S	95,422	—	—	—
Class A	424	—	—	—
Shares repurchased
Class S	(23,337,380)	(24,352,508)	(11,643,496)	(13,299,835)
Class C(b)	—	(995,637)	(664,995)	(784,395)
Class A(b)	(9,861,188)	(6,735,963)	(849,184)	(921,210)
Net increase/(decrease) from fund share transactions	(8,552,810)	3,749,354	(5,254,332)	(10,345,159)

Total net increase/(decrease) in net assets	(7,386,798)	8,849,261	(6,408,243)	(5,870,216)
Net Assets
Beginning of year	64,719,618	55,870,357	49,904,425	55,774,641
End of year	$57,332,820	$64,719,618	$43,496,182	$49,904,425

Transactions in Fund Shares
Shares sold
Class S	1,282,140	1,779,885	564,142	350,531
Class C(b)	—	3,312	15,057	11,284
Class A(b)	184,221	652,238	6,230	13,905
Issued to shareholders in reinvestment of distributions
Class S	5,942	—	—	—
Class A	26	—	—	—
Shares repurchased
Class S	(1,410,257)	(1,727,057)	(882,846)	(1,110,895)
Class C(b)	—	(78,688)	(56,962)	(73,749)
Class A(b)	(601,142)	(474,151)	(66,078)	(78,612)
Net increase/(decrease)	(539,070)	155,539	(420,457)	(887,536)
Shares outstanding, beginning of year	4,076,835	3,921,296	3,817,564	4,705,100
Shares outstanding, end of year	3,537,765	4,076,835	3,397,107	3,817,564

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders.

(b)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed, 67,738 shares, and Class A shares issued, 63,928 shares, in connection with the merger of $853,918.

The accompanying notes are an integral part of the financial statements.

18	www.iconfunds.com

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of period	$15.90		$14.28		$12.95		$13.72		$13.51
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.31		0.07		(0.00	)(b)	(0.03)		(0.03)
Net realized and unrealized gains/(losses) on investments	0.04		1.55		1.33		(0.74)		0.27
Total from investment operations	0.35		1.62		1.33		(0.77)		0.24

Less dividends and distributions:
Dividends from net investment income	(0.03)		—		—		—		(0.03)
Total dividends and distributions	(0.03)		—		—		—		(0.03)

Net asset value, end of period	$16.22		$15.90		$14.28		$12.95		$13.72

Total Return	2.21%		11.34%		10.27%		(5.61)%		1.78%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$50,897		$51,833		$45,786		$16,123		$8,942

Ratio of expenses to average net assets
Before expense limitation	1.61%		1.72%		1.85%		2.44%		2.11%
After expense limitation	1.55	%(c)	1.55	%(c)	1.55	%(c)	1.55	%(c)	1.88	%(d)
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.83%		0.29%		(0.32)%		(1.08)%		(0.42)%
After expense limitation	1.89	%(c)	0.46	%(c)	(0.02	)%(c)	(0.19	)%(c)	(0.19	)%(d)
Portfolio turnover rate	63%		169%		156%		76%		92%

(a)	Calculated using the average shares method.

(b)	Amount less than $(0.005).

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective May 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3 of the 2014 Annual Report. The ratios in these financial highlights reflect the limitation, including the interest expense.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	19

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$15.77		$14.20	$12.91	$13.71	$13.51
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.24		0.06	(0.01)	(0.07)	(0.04)
Net realized and unrealized gains/(losses) on investments	0.07		1.51	1.30	(0.73)	0.27
Total from investment operations	0.31		1.57	1.29	(0.80)	0.23

Less dividends and distributions:
Dividends from net investment income	(0.00	)(c)	—	—	—	(0.03)
Total dividends and distributions	(0.00)		—	—	—	(0.03)

Net asset value, end of period	$16.08		$15.77	$14.20	$12.91	$13.71

Total Return(d)	1.97%		11.06%	9.99%	(5.84)%	1.68%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,436		$12,887	$9,072	$725	$305

Ratio of expenses to average net assets
Before expense limitation	1.96%		2.12%	2.16%	4.75%	4.32%
After expense limitation(e)	1.80%		1.80%	1.80%	1.80%	1.95%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.32%		0.08%	(0.43)%	(3.44)%	(2.65)%
After expense limitation(e)	1.48%		0.40%	(0.07)%	(0.49)%	(0.28)%
Portfolio turnover rate	63%		169%	156%	76%	92%

(a)	Class C shares were merged into Class A on January 10, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	Amount less than $(0.005).

(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

20	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of period	$13.17	$11.94	$11.37	$11.75		$11.81
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.20	0.04	0.05	0.00	(b)	0.06
Net realized and unrealized gains/(losses) on investments	(0.48)	1.19	0.52	(0.37)		(0.12)
Total from investment operations	(0.28)	1.23	0.57	(0.37)		(0.06)

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.01)		—
Total dividends and distributions	—	—	—	(0.01)		—

Net asset value, end of period	$12.89	$13.17	$11.94	$11.37		$11.75

Total Return	(2.13)%	10.30%	5.01%	(3.15)%		(0.51)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$40,096	$45,144	$50,005	$67,201		$80,356

Ratio of expenses to average net assets
Before expense limitation	1.49%	1.57%	1.45%	1.41%		1.41%
After expense limitation(c)	1.49%	1.55%	1.45%	1.41%		1.41%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.46%	0.31%	0.45%	0.00	%(d)	0.44%
After expense limitation(c)	1.46%	0.33%	0.45%	0.00	%(d)	0.44%
Portfolio turnover rate	92%	209%	198%	204%		193%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	21

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$11.64	$10.66	$10.27	$10.72	$10.89
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.04	(0.07)	(0.09)	(0.12)	(0.08)
Net realized and unrealized gains/(losses) on investments	(0.40)	1.05	0.48	(0.33)	(0.09)
Total from investment operations	(0.36)	0.98	0.39	(0.45)	(0.17)

Net asset value, end of period	$11.28	$11.64	$10.66	$10.27	$10.72

Total Return(b)	(3.09)%	9.19%	3.80%	(4.20)%	(1.56)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,934	$2,484	$2,941	$3,299	$4,597

Ratio of expenses to average net assets
Before expense limitation	3.29%	3.35%	3.13%	2.96%	2.82%
After expense limitation(c)	2.55%	2.55%	2.55%	2.55%	2.56%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.42)%	(1.48)%	(1.40)%	(1.56)%	(0.99)%
After expense limitation(c)	0.32%	(0.68)%	(0.82)%	(1.15)%	(0.73)%
Portfolio turnover rate	92%	209%	198%	204%	193%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

22	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$12.94	$11.76	$11.24	$11.65	$11.75
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.14	0.01	0.05	(0.04)	0.00 (b)
Net realized and unrealized gains/(losses) on investments	(0.45)	1.17	0.47	(0.37)	(0.10)
Total from investment operations	(0.31)	1.18	0.52	(0.41)	(0.10)

Net asset value, end of period	$12.63	$12.94	$11.76	$11.24	$11.65

Total Return(c)	(2.40)%	10.03%	4.63%	(3.52)%	(0.85)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,466	$2,276	$2,829	$3,725	$4,089

Ratio of expenses to average net assets
Before expense limitation	2.59%	2.67%	2.43%	2.25%	2.12%
After expense limitation(d)	1.80%	1.80%	1.80%	1.80%	1.81%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.28%	(0.80)%	(0.19)%	(0.77)%	(0.27)%
After expense limitation(d)	1.07%	0.07%	0.44%	(0.32)%	0.04%
Portfolio turnover rate	92%	209%	198%	204%	193%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	23

ICON International Funds	Notes to Financial Statements
September 30, 2018

1.  ORGANIZATION

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers two classes of shares: Class S and Class A. The International Equity Fund also offers Class C shares. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging markets, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Pricing Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

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ICON International Funds	Notes to Financial Statements
September 30, 2018

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Pricing Committee determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2018:

ICON Emerging Markets Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Commodity Chemicals	$1,286,700	$964,872	$—	$2,251,572
Diversified Banks	2,092,998	10,729,238	—	12,822,236
Independent Power Producers & Energy Traders	397,463	685,326	—	1,082,789
Integrated Oil & Gas	1,528,800	6,413,482	—	7,942,282
Interactive Media & Services	613,200	1,288,008	—	1,901,208
Oil & Gas Exploration & Production	3,267,566	2,013,789	—	5,281,355
Oil & Gas Refining & Marketing	1,752,774	2,947,358	—	4,700,132
Regional Banks	1,411,038	1,413,012	—	2,824,050
Renewable Electricity	49,187	856,775	—	905,962
Wireless Telecommunication Services	209,481	383,442	—	592,923
Other	1,328,305	10,029,738	—	11,358,043
Preferred Stocks	2,197,288	—	—	2,197,288
Total	$16,134,800	$37,725,040	$—	$53,859,840

Annual Report | September 30, 2018	25

ICON International Funds	Notes to Financial Statements
September 30, 2018

ICON International Equity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Commodity Chemicals	$606,961	$646,855	$—	$1,253,816
Diversified Banks	1,264,438	6,063,182	—	7,327,620
Independent Power Producers & Energy Traders	179,539	716,809	—	896,348
Integrated Oil & Gas	512,148	4,505,607	—	5,017,755
Interactive Media & Services	140,160	220,486	—	360,646
Oil & Gas Exploration & Production	2,473,330	568,297	—	3,041,627
Oil & Gas Refining & Marketing	447,126	1,946,855	—	2,393,981
Regional Banks	416,124	347,637	—	763,761
Other	2,280,998	17,541,287	—	19,822,285
Preferred Stocks	670,546	—	—	670,546
Collateral for Securities on Loan	—	8,467	—	8,467
Total	$8,991,370	$32,565,482	$—	$41,556,852

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2018.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

26	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2018

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statements of Operations. At September 30, 2018 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Emerging Markets Fund	$550,899	$—	$557,256	$557,256	$6,357
ICON International Equity Fund	612,525	8,467	618,269	626,736	14,211

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2018, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2018. It may also include collateral received from the pre-funding of security loans.

Security loans consist of equity securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report | September 30, 2018	27

ICON International Funds	Notes to Financial Statements
September 30, 2018

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

28	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2018

Below are additional class level expenses for the year ended September 30, 2018 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Emerging Markets Fund
Class S	$8,255	$103,703	$21,662
Class A	1,588	21,837	13,254
ICON International Equity Fund
Class S	2,625	28,458	16,908
Class C	424	9,800	11,295
Class A	474	9,567	11,173

*	Printing and Transfer agent out of pocket fees are a Fund level expense.

3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	—	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for the Emerging Markets Fund Class A and all classes of the International Equity Fund. The expense limitation for the Emerging Markets Fund Class S will continue in effect until at least January 31, 2019. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2018, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

	Expires	Expires	Expires
Fund	2019	2020	2021
ICON Emerging Markets Fund	$106,751	$106,329 (a)	$46,120
ICON International Equity Fund	38,568	41,389	34,771

(a)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The Class C amount is not available for recoupment.

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly, which is greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Annual Report | September 30, 2018	29

ICON International Funds	Notes to Financial Statements
September 30, 2018

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2018, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the ICON International Equity Fund Class C pay an annual distribution fee of 1.00% of average daily net assets. The shareholders of the Funds Class A shares pay an annual distribution fee of 0.25% of average daily net assets. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2018, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Emerging Markets Fund Class A	$1,882
ICON International Equity Fund Class A	146

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2018, IDI collected the following contingent deferred sales charges:

Contingent Deferred Sales
Fund	Charges Collected
ICON International Equity Fund Class C	$166

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2018, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2018, the total related amounts accrued by the Funds under this arrangement was $268 and is included in Other Expenses on the Statements of Operations.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2018, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

30	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2018

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2018 was 3.51%. The Line of Credit agreement/arrangement expires on March 18, 2019.

For the year ended September 30, 2018, the average outstanding loan by Fund was as follows:

	Maximum Borrowing	Average Borrowing	Average Interest Rates
Fund	(10/01/17 – 09/30/18)	(10/01/17 – 09/30/18)^	(10/01/17 – 09/30/18)^
ICON Emerging Markets Fund*	$1,130,391	$437,776	2.71%
ICON International Equity Fund*	1,323,044	358,956	3.24%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2018.

^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
ICON Emerging Markets Fund	$38,787,590	$48,043,699
ICON International Equity Fund	44,906,860	50,792,353

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as passive foreign investment companies, foreign currency transactions, foreign capital gain tax treatment and expiring capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely.

For International Equity Fund, the capital loss carryovers used during the year ended September 30, 2018 were, net of short-term and long-term, $299,186 and capital losses expired/unused were $27,012,993.

For International Equity Fund, the short-term and long-term capital losses with no expiration were $2,090,791 and $5,160,526, respectively.

For the year ended September 30, 2018, the following reclassification was made, which had no impact on results of operations or net assets.

Fund	Paid-in Capital	Total Distributable Earnings
ICON International Equity Fund	$(27,012,993)	$27,012,993

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

Fund	Ordinary Income
ICON Emerging Markets Fund	$100,530

Annual Report | September 30, 2018	31

ICON International Funds	Notes to Financial Statements
September 30, 2018

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
ICON Emerging Markets Fund	$1,413,151	$—	$—	$1,665,333	$3,078,484
ICON International Equity Fund	495,203	(7,251,317)	1,854	(1,552,042)	(8,306,302)

As of September 30, 2018, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
ICON Emerging Markets Fund	$6,795,800	$(5,018,999)	$(5,372)	$1,771,429	$52,083,039
ICON International Equity Fund	3,100,729	(4,641,752)	(707)	(1,541,730)	43,097,875

*	This balance includes appreciation/(depreciation) of foreign currency.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

8. SUBSEQUENT EVENT

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

32	www.iconfunds.com

ICON International Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the ICON Emerging Markets Fund and ICON International Equity Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015 and prior, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 21, 2018

Annual Report | September 30, 2018	33

ICON International Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (04/01/18 – 09/30/18).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Emerging Markets Fund
Class S
Actual	$1,000.00	$929.00	1.55%	$7.50
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$7.84
Class A
Actual	$1,000.00	$927.90	1.80%	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	1.80%	$9.10

ICON International Equity Fund
Class S
Actual	$1,000.00	$932.70	1.48%	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.48%	$7.49
Class C
Actual	$1,000.00	$927.60	2.55%	$12.32
Hypothetical (5% return before expenses)	$1,000.00	$1,012.28	2.55%	$12.86
Class A
Actual	$1,000.00	$931.40	1.80%	$8.72
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	1.80%	$9.10

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

34	www.iconfunds.com

ICON International Funds	Board of Trustees and Fund Officers

September 30, 2018 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 68. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 71. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 70. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel recently retired from his role as a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 53. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice, and Chairman of the Board of FundRock Partners, Ltd (UK). Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 65. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 39. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 46. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an

Annual Report | September 30, 2018	35

ICON International Funds	Board of Trustees and Fund Officers

September 30, 2018 (Unaudited)

assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Christopher R. Ambruso, 38. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 55. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

36	www.iconfunds.com

ICON International Funds	Additional Information

September 30, 2018 (Unaudited)

Renewal of Investment Advisory Agreement

On September 7, 2018, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2018.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser – the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on August 8, 2018 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market is favoring growth rather than value-based systems or styles. The current market is challenging for the ICON system. The CIO reiterated his faith in the ICON system, noting its many past successes. The Trustees raised questions regarding the Funds’ lagging performance and what changes might help to increase the performance, while staying within the ICON system. The Trustees’ questions and the discussion with Management focused on Management’s working internally to identify ways to improve performance by implementing changes within the ICON system, without straying outside the ICON system of value investing.

From a sales perspective, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g. paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds.

Annual Report | September 30, 2018	37

ICON International Funds	Additional Information

September 30, 2018 (Unaudited)

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees; and

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts;

38	www.iconfunds.com

ICON International Funds	Additional Information

September 30, 2018 (Unaudited)

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders; and

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Emerging Markets Fund	$0
ICON International Equity Fund	$0

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Emerging Markets Fund	100.00%
ICON International Equity Fund	0.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Emerging Markets Fund	6.33%
ICON International Equity Fund	0.00%

Annual Report | September 30, 2018	39

ICON International Funds	Additional Information

September 30, 2018 (Unaudited)

Pursuant to §853 of the Internal Revenue Code, the ICON Emerging Markets Fund and ICON International Equity Fund designate the following amounts as foreign taxes paid for the current fiscal year. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid
ICON Emerging Markets Fund	$276,733
ICON International Equity Fund	$160,134

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

ICON Emerging Markets Fund	99.57%
ICON International Equity Fund	98.74%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

40	www.iconfunds.com

ICON International Funds	Privacy Policy

September 30, 2018 (Unaudited)

WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    income and transaction history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2018	41

ICON International Funds	Privacy Policy

September 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

●     open an account or enter into an investment advisory contract

●     provide account information or give us your contact information

●     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● ICON doesn’t jointly market

42	www.iconfunds.com

Intentionally Left Blank

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

ANNUAL REPORT

September 30, 2018

Sector Funds

ICON Consumer Discretionary Fund (ICCCX, ICCAX)

ICON Consumer Staples Fund (ICLEX, ICRAX)

ICON Energy Fund (ICENX, ICEEX, ICEAX)

ICON Financial Fund (ICFSX, ICFAX)

ICON Healthcare Fund (ICHCX, ICHAX)

ICON Industrials Fund (ICTRX, ICIAX)

ICON Information Technology Fund (ICTEX, ICTTX)

ICON Natural Resources Fund (ICBMX, ICBCX, ICBAX)

ICON Utilities Fund (ICTUX, ICTVX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442 • www.iconfunds.com

ICON Sector Funds	About this Report

September 30, 2018 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2018, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Consumer Discretionary Fund	Management Overview
September 30, 2018 (Unaudited)

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund Class S (the Fund) returned 0.14% for the fiscal year ended September 30, 2018, while the benchmark S&P Composite 1500 Consumer Discretionary Index rose 30.50%. The broad market S&P Composite 1500 Index returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The broad equity market began the past fiscal year with a continuation of the prior year as stocks rose steadily into January, 2018. As prices peaked, however, U.S. interest rates also rose as the Federal Reserve continued its slow path of normalizing monetary policy through rate increases. Stocks eventually experienced a sharp selloff as investors became nervous about the effect of higher rates on companies and the broad economy. As the world digested an increasingly uncertain trade and political environment, the United States equity markets were able to decouple from overseas weakness in part due to a lower tax environment, healthy corporate earnings, and strong economic growth. These economic factors were tailwinds to the U.S. consumer which resulted in a strong outperformance for the Consumer Discretionary sector over the year. Although online retail/e-commerce continued its strength, many traditional/brick-and-mortar retailers were able to adapt their business models and recover from periods of past weakness. While retail generally thrived, other industry groups did not share the same growth much of the Consumer Discretionary sector experienced. For example, automobiles & components saw general weakness as fears of slowing demand coincided with protectionist trade policies, while homebuilding-related industries suffered under investor concern regarding the effect of rising interest rates on the previously booming housing market. The sector was once again highlighted by the growth of Amazon and Netflix, which continued their dominance with strong equity returns.

Unfortunately, the Fund was unable to keep pace with the benchmark during the fiscal year. Over the 12-month period, the stocks our system suggested were the best bargains performed the worst. Conversely, the stocks our system indicated were overvalued performed the best. With value as our guide and core strategy, we were naturally positioned in those industries and stocks that presented us with what we believed were the best bargains, but our strategy underperformed. This can happen periodically, but we do not believe it will persist indefinitely. However, this year the discrepancy between Fund and benchmark performance was exacerbated by the increased benchmark weight of (and the Fund’s lack of exposure to) stocks like Amazon and Netflix which we calculated were overpriced, but which ultimately outperformed.

Q.	How did the Fund’s Composition affect performance?

A.	The Fund had no exposure to the automobile manufacturers industry in fiscal year 2018. As earnings growth slowed in this industry, it dragged on the benchmark, but the Fund’s absence of automobile manufacturers ultimately benefitted Fund performance. The apparel retail industry was another positive Fund contributor as overweight positions in discount retailers such as TJX Companies and Ross Stores outperformed the benchmark for the year. Our overweight positions in the homefurnishing retail and automotive retail industries (with the Fund’s stake in Aaron’s and O’Reilly Automotive, respectively) likewise contributed positively to relative performance with positive stock selection.

The internet & direct marketing retail industry was the Fund’s largest detractor to relative performance as Amazon returned over 108% for the year. This name alone held an average benchmark weight of over 18% for the period, but our methodology neglected to find adequate value in the name or industry to warrant investment. Additionally, the Fund’s holdings of Nutrisystem suffered losses as quarterly earnings results were met with heavy selling pressure. The housewares & specialties industry also adversely impacted the Fund, as Newell Brands failed to perform as anticipated. Finally, homebuilding, one of last year’s leading industries, suffered losses for the second half of the year as rising interest rates ultimately weighed on investor sentiment for this industry.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	At the close of the fiscal year, our model indicates the Consumer Discretionary sector has a value-to-price (V/P) ratio of 1.06. In other words, we see fair value stocks in the Consumer Discretionary sector 6% higher than where they are currently trading. Drilling down to the industry level, we currently see bargains in the homebuilding and homefurnishing retail industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2018	3

ICON Consumer Discretionary Fund	Management Overview
September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)
	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	0.14%	5.28%	10.51%	5.66%	1.46%	1.46%
ICON Consumer Discretionary Fund - Class A	9/30/10	-0.24%	4.80%	N/A	10.82%	2.22%	1.99%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-6.01%	3.57%	N/A	10.01%	2.22%	1.99%
S&P 1500 Consumer Discretionary Index		30.50%	15.25%	16.98%	9.85%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	7.98%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (94.47%)
Apparel Retail (7.41%)
Burlington Stores, Inc.(a)	7,800	$1,270,776
TJX Cos., Inc.	4,701	526,606
		1,797,382
Apparel, Accessories & Luxury Goods (9.16%)
PVH Corp.	2,400	346,560
Tapestry, Inc.	8,276	416,034
VF Corp.	15,600	1,457,820
		2,220,414
Automotive Retail (1.60%)
AutoZone, Inc.(a)	500	387,850

Broadcasting (8.04%)(b)
CBS Corp., Class B	28,000	1,608,600
Gray Television, Inc.(a)	19,600	343,000
		1,951,600
Cable & Satellite (7.70%)(b)
Comcast Corp., Class A	52,700	1,866,107

Casinos & Gaming (0.63%)
Melco Resorts & Entertainment, Ltd., ADR	7,200	152,280

Distributors (0.44%)
LKQ Corp.(a)	3,400	107,678

General Merchandise Stores (2.13%)
Dollar General Corp.	2,200	240,460
Dollar Tree, Inc.(a)	3,400	277,270
		517,730
Home Furnishings (1.88%)
Mohawk Industries, Inc.(a)	2,600	455,910

Home Improvement Retail (5.99%)
Floor & Decor Holdings, Inc., Class A(a)	4,000	120,680
Home Depot, Inc.	3,433	711,146
Lowe’s Cos., Inc.	5,400	620,028
		1,451,854
Homebuilding (11.47%)
DR Horton, Inc.	22,032	929,310
Installed Building Products, Inc.(a)	4,887	190,593
Lennar Corp., Class A	12,900	602,301
M/I Homes, Inc.(a)	7,600	181,868
PulteGroup, Inc.	9,600	237,792
Toll Brothers, Inc.	9,500	313,785
TopBuild Corp.(a)	2,000	113,640
William Lyon Homes, Class A(a)	13,401	212,942
		2,782,231
Homefurnishing Retail (4.37%)
Aaron’s, Inc.	17,700	963,942
At Home Group, Inc.(a)	3,000	94,590
		1,058,532
	Shares or Principal Amount	Value
Household Appliances (1.93%)
Whirlpool Corp.	3,947	$468,706

Integrated Telecommunication Services (4.10%)
AT&T, Inc.	29,621	994,673

Internet & Direct Marketing Retail (3.27%)
Booking Holdings, Inc.(a)	400	793,600

Movies & Entertainment (9.53%)(b)
Viacom, Inc., Class B	11,300	381,488
Walt Disney Co.	16,500	1,929,510
		2,310,998
Restaurants (8.21%)
Dine Brands Global, Inc.(c)	7,800	634,218
McDonald’s Corp.	8,100	1,355,049
		1,989,267
Specialized Consumer Services (2.58%)
Weight Watchers International, Inc.(a)(c)	8,700	626,313

Specialty Stores (4.03%)
Party City Holdco, Inc.(a)(c)	36,601	495,944
Ulta Beauty, Inc.(a)	1,700	479,604
		975,548
Total Common Stocks
(Cost $22,557,452)		22,908,673

Collateral for Securities on Loan (2.08%)
State Street Navigator Securities
Lending Government Money
Market Portfolio,
7-Day Yield 2.19%	503,264	503,264

Total Collateral for Securities on Loan
(Cost $503,264)		503,264

Total Investments (96.55%)
(Cost $23,060,716)		$23,411,937

Other Assets Less Liabilities (3.45%)		837,518

Net Assets (100.00%)		$24,249,455

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	5

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2018

(b)	Effective at the close of business on September 28, 2018 the Global Industry Classification Standards (“GICS”) Telecommunications Services Sector was broadened and renamed the Communications Services Sector. As a result of this change, the following Sub-Industries were moved from the Consumer Discretionary Sector into the new Communications Services Sector: Advertising, Broadcasting, Cable & Satellite, Movies & Entertainment, Publishing, and Interactive Media & Services.

(c)	All or a portion of the security was on loan as of September 30, 2018.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
6	www.iconfunds.com

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2018

Sector Composition (September 30, 2018)

Consumer Discretionary	65.10%
Communication Services(b)	29.37%
94.47%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Homebuilding	11.47%
Movies & Entertainment	9.53%
Apparel, Accessories & Luxury Goods	9.16%
Restaurants	8.21%
Broadcasting	8.04%
Cable & Satellite	7.70%
Apparel Retail	7.41%
Home Improvement Retail	5.99%
Homefurnishing Retail	4.37%
Integrated Telecommunication Services	4.10%
Specialty Stores	4.03%
Internet & Direct Marketing Retail	3.27%
Specialized Consumer Services	2.58%
General Merchandise Stores	2.13%
Household Appliances	1.93%
Home Furnishings	1.88%
Automotive Retail	1.60%
Insurance Brokers	1.07%
94.47%

Percentages are based upon common stocks as a percentage of net assets.

(b)	Effective at the close of business on September 28, 2018 the Global Industry Classification Standards (“GICS”) Telecommunications Services Sector was broadened and renamed the Communications Services Sector. As a result of this change, the following Sub-Industries were moved from the Consumer Discretionary Sector into the new Communications Services Sector: Advertising, Broadcasting, Cable & Satellite, Movies & Entertainment, Publishing, and Interactive Media & Services.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	7

ICON Consumer Staples Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Consumer Staples Fund (the Fund) Class S returned 0.50% for the fiscal year ended September 30, 2018, while its sector-specific benchmark, the S&P Composite 1500 Consumer Staples Index, returned 3.21%, and the S&P Composite 1500 Index returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In fiscal year 2018 the Fund was impacted by many of the same factors that affected Fund performance in fiscal year 2017 – with much the same result. The Consumer Staples sector underperformed the overall U.S. equity market by a wide margin. Commonly viewed as a defensive, recession-proof, lower growth, and higher dividend paying “bond proxy” sector by investors, the Consumer Staples sector found itself out of favor during this period. As economic and corporate earnings growth accelerated in the United States, so did interest rates, which reduced the appeal for Consumer Staples stocks. Investors favored higher growth companies in the Information Technology, Consumer Discretionary, and Health Care sectors over the typically more recession-proof alternative as the bull market continued. During fiscal year 2018, economic growth accelerated, unemployment fell to 20 year lows, and inflation remained subdued by historical standards. These factors could remain tailwinds for the U.S. consumer and should benefit companies and industries in this sector of the economy.

A common factor that was evident throughout the year was the persistent underperformance of stocks that looked most attractive to our valuation system. Over the year, the stocks our methodology suggested were the greatest bargains performed the worst, and, conversely, the stocks our system regarded as most overpriced performed the best. With value as our guide and core strategy, we were naturally positioned in those industries and stocks that we thought represented the best bargains, but this strategy underperformed during fiscal year 2018. This can happen periodically, but we do not believe it will persist indefinitely.

Q.	How did the Fund’s composition affect performance?

A.	Packaged foods & meats was the greatest contributor to the Fund’s performance on an industry level during fiscal year 2018. The Fund was able to outperform the benchmark in this industry with overweight positions in strong performing Post Holdings and Pinnacle Foods. The food distributors industry was another positive contributor as Sysco and US Foods were standout performers that contributed positively to the Fund.

The hypermarkets & supercenters industry was the Fund’s largest detractor, as the Fund was underweight this strong performing industry due to low valuation readings in our system. Additionally, Newell Brands, a housewares & specialties company, was another large detractor, as the company failed to recover from its prior year’s poor performance and we ultimately sold our position. Finally, the household products industry detracted from relative performance as Central Garden & Pet Company suffered losses.

Q.	What is your investment outlook for the Consumer Staples sector?

A.	At the close of the fiscal year, our model indicates the Consumer Staples sector has an overall value-to-price (V/P) ratio of 1.03. In other words, we believe the fair value for stocks in the Consumer Staples sector as a whole is approximately 3% higher than where the securities are now trading. We currently see bargains in the food distributors, brewers, soft drinks, and tobacco industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

The accompanying notes are an integral part of the financial statements.

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ICON Consumer Staples Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	0.50%	8.05%	9.08%	8.19%	1.70%	1.50%
ICON Consumer Staples Fund -Class A	9/30/10	0.17%	7.76%	N/A	9.89%	1.97%	1.75%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-5.57%	6.49%	N/A	9.09%	1.97%	1.75%
S&P 1500 Consumer Staples Index		3.21%	9.29%	10.24%	7.93%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.42%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	9

ICON Consumer Staples Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (95.69%)
Agricultural Products (2.00%)
Archer-Daniels-Midland Co.	2,794	$140,454

Brewers (3.00%)
Anheuser-Busch InBev SA/NV, Sponsored ADR(a)	2,400	210,168

Distillers & Vintners (3.74%)
Constellation Brands, Inc., Class A	1,215	261,978

Food Distributors (6.39%)
Performance Food Group Co.(b)	5,799	193,107
Sysco Corp.	1,100	80,575
U.S. Foods Holding Corp.(b)	4,400	135,608
United Natural Foods, Inc.(b)	1,300	38,935
		448,225
Household Products (16.97%)
Central Garden & Pet Co., Class A (b)	4,300	142,502
Colgate-Palmolive Co.	7,200	482,040
Procter & Gamble Co.	6,800	565,964
		1,190,506
Hypermarkets & Super Centers (6.65%)
Walmart, Inc.	4,964	466,169

Managed Health Care (2.97%)
Cigna Corp.	1,000	208,250

Packaged Foods & Meats (15.61%)
Conagra Brands, Inc.	9,538	324,006
Kellogg Co.	2,100	147,042
Lamb Weston Holdings, Inc.	2,179	145,122
Mondelez International, Inc., Class A	9,900	425,304
Tyson Foods, Inc., Class A	900	53,577
		1,095,051
Pharmaceuticals (6.50%)
Johnson & Johnson	3,300	455,961

Soft Drinks (16.45%)
Coca-Cola Co.	10,200	471,138
PepsiCo, Inc.	6,100	681,980
		1,153,118
Tobacco (15.41%)
Altria Group, Inc.	9,000	542,790
Philip Morris International, Inc.	6,600	538,164
		1,080,954
Total Common Stocks
(Cost $6,738,281)		6,710,834
	Shares or Principal Amount	Value
Collateral for Securities on Loan (1.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.19%	81,000	$81,000

Total Collateral for Securities on Loan
(Cost $81,000)		81,000

Total Investments (96.85%)
(Cost $6,819,281)		$6,791,834

Other Assets Less Liabilities (3.15%)		221,008

Net Assets (100.00%)		$7,012,842

(a)	All or a portion of the security was on loan as of September 30, 2018.

(b)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2018)

Consumer Staples	86.22%
Health Care	9.47%
95.69%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Household Products	16.97%
Soft Drinks	16.45%
Packaged Foods & Meats	15.61%
Tobacco	15.41%
Hypermarkets & Super Centers	6.65%
Pharmaceuticals	6.50%
Food Distributors	6.39%
Distillers & Vintners	3.74%
Brewers	3.00%
Managed Health Care	2.97%
Agricultural Products	2.00%
95.69%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

10	www.iconfunds.com

ICON Energy Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ending September 30, 2018, the ICON Energy Fund (the Fund) Class S returned 4.99%, underperforming its sector-specific benchmark, the S&P 1500 Energy Index, which returned 14.87%. The Fund also lagged the broad benchmark, the S&P Composite 1500 Index, which returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Energy sector underperformed relative to the broad market despite strong oil pricing during fiscal year 2018. Over the course of fiscal year 2018, 1 month oil futures contracts measured by West Texas Intermediate (WTI) crude, gained 41.8% to close at $73.25 per barrel. Increasing geopolitical concerns, production outage and U.S. production bottlenecks broke the $45 to $55 per barrel narrative that dominated oil pricing for most of 2017. While this price increase proved advantageous for most oil & gas exploration & production companies, it did little to impact the Fund’s oil & gas equipment & services and oil & gas drilling holdings, as more oil was produced domestically with fewer wells. The ICON system saw value in the oil & gas exploration & production industry, while recognizing overpricing in both oil & gas equipment & services and oil & gas drilling. Although our methodology steered us to the right industries, and the Fund was weighted accordingly at the start of the fiscal year, the Fund’s stock selection failed to capitalize on this strong performance. Flat pricing in natural gas likewise contributed to headwinds experienced by both the sector and the Fund.

Q.	How did the Fund’s composition affect performance?

A.	As previously indicated the Fund’s performance was hindered by its positions in the oil & gas exploration & production industry. Oil & gas exploration & production holdings within the S&P 1500 were up over 26% during the fiscal year, while the Fund’s industry positions remained flat. Our methodology saw value in certain oil & gas exploration and production securities that ultimately underperformed securities we believed were overvalued. In fact, the most expensive oil & gas exploration & production securities (the bottom 20% ranked according to ICON’s value-to-price (V/P) ratio) returned approximately 57% while the securities with the best value and ranked in the highest 20% of companies by V/P returned less than 7%. By way of example, the Fund’s position in Cimarex Energy Co. (XEC), which had a V/P of 1.26 at the start of the fiscal year and comprised about 4% of the Energy Fund over the year, was one of the single largest detractors to the Fund, falling about 18% during the fiscal year.

The Fund benefitted from its overweight position in the oil & gas refining & marketing industry. While the industry made up 10.5% of the S&P 1500 Energy index, and returned 44.6%, the industry accounted for over 12% of the Fund’s holdings, returning over 50% and helped offset some of the losses from the Fund’s other holdings.

Q.	What is your investment outlook for the Energy sector?

A.	At the end of the fiscal year, ICON’s V/P ratio for the Energy sector was 0.96, while our V/P for the overall market was 1.02. Notwithstanding these numbers, we still see opportunities at the industry level. Oil & gas refining & marketing, for example, has a V/P close to 1.18 while oil & gas exploration & production has a 1.10 V/P. Heading into fiscal year 2019, the ICON Energy Fund is overweight both industries. As always, and guided by value, we will continue to look for opportunities in the Energy sector.

Annual Report | September 30, 2018	11

ICON Energy Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	4.99%	-4.93%	0.88%	7.86%	1.41%	1.41%
ICON Energy Fund - Class C	9/30/10	3.87%	-5.93%	N/A	0.27%	2.47%	2.47%
ICON Energy Fund - Class A	9/30/10	4.71%	-5.20%	N/A	1.04%	1.72%	1.72%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-1.32%	-6.32%	N/A	0.30%	1.72%	1.72%
S&P 1500 Energy Index		14.87%	0.63%	3.60%	7.40%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	7.84%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON Energy Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (97.23%)
Integrated Oil & Gas (32.01%)
Chevron Corp.	139,100	$17,009,148
Exxon Mobil Corp.	370,200	31,474,404
TOTAL SA, Sponsored ADR	146,700	9,446,013
		57,929,565
Oil & Gas Equipment & Services (1.46%)
ProPetro Holding Corp.(a)(b)	160,700	2,649,943

Oil & Gas Exploration & Production (48.80%)
Cabot Oil & Gas Corp.	186,400	4,197,728
Callon Petroleum Co.(a)	279,300	3,348,807
Carrizo Oil & Gas, Inc.(a)	190,300	4,795,560
Centennial Resource Development, Inc., Class A(a)(b)	208,500	4,555,725
Cimarex Energy Co.	41,700	3,875,598
Diamondback Energy, Inc.(b)	106,550	14,404,494
Energen Corp.(a)	51,400	4,429,138
EOG Resources, Inc.	93,200	11,889,524
Gulfport Energy Corp.(a)	319,900	3,330,159
Laredo Petroleum, Inc.(a)	533,150	4,355,836
Matador Resources Co.(a)	75,600	2,498,580
Newfield Exploration Co.(a)	259,900	7,492,917
Parsley Energy, Inc., Class A(a)	287,200	8,400,600
Penn Virginia Corp.(a)	29,000	2,335,660
Pioneer Natural Resources Co.	26,100	4,546,359
WildHorse Resource Development Corp.(a)	163,600	3,867,504
		88,324,189
Oil & Gas Refining & Marketing (14.96%)
HollyFrontier Corp.	29,700	2,076,030
Marathon Petroleum Corp.	113,100	9,044,607
Phillips 66	75,200	8,476,544
Valero Energy Corp.	65,800	7,484,750
		27,081,931

Total Common Stocks
(Cost $158,320,169)		175,985,628

Underlying Security/Expiration Date/Exercise Price/ Notional Amount	Contracts	Value
Purchased Call Options (0.06%)
SRC Energy, Inc.
03/15/19, 10, $711,200	800	100,000

Total Purchased Call Options
(Cost $91,033)		100,000
Value
Total Investments (97.29%)
(Cost $158,411,202)	$176,085,628

Other Assets Less Liabilities (2.71%)	4,909,442

Net Assets (100.00%)	$180,995,070

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

ADR - American Depositary Receipt

Sector Composition (September 30, 2018)

Energy	97.23%
97.23%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)
Oil & Gas Exploration & Production	48.80%
Integrated Oil & Gas	32.01%
Oil & Gas Refining & Marketing	14.96%
Oil & Gas Equipment & Services	1.46%
97.23%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018 (Unaudited)	13

ICON Financial Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund (the Fund) Class S returned 10.48% for the fiscal year ending September 30, 2018, outperforming its sector-specific benchmark, the S&P 1500 Financial Index, which returned 8.68%. The Fund underperformed its broad benchmark, the S&P Composite 1500 Index, which returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The 2018 Tax Cuts and Jobs Act provided a stimulus for the Financials sector in general and banking stocks in particular during the fiscal year. Even before the most sweeping tax reform in the last 30 years went into effect, banks rallied. Between November 27, 2017 and December 4, 2017, for example, the KBW Nasdaq Bank Index, which tracks the performance of leading publicly traded domestic banks and thrifts, gained 8.24% in anticipation of the reform’s positive impact. Tax reform’s positive effect was reaffirmed as banks reported their 2018 quarterly earnings per share. However, these gains were offset by a flattening yield curve over the course of the fiscal year, suggesting investors were worried about the long term economic outlook. While the 30 year U.S. Treasury yield rose from 2.86% to 3.21%, the yield curve flattened as 1 year rates rose more aggressively from 1.29% to 2.57%. By September 30, 2018, the 1- to 30-year treasury spread constricted from .97% to .64%, negatively impacting the margin spread and adversely affecting bank profitability.

Q.	How did the Fund’s composition affect performance?

A.	The Fund benefitted from its holdings in the insurance brokers industry. Over the course of the fiscal year, Health Insurance Innovations, Inc. (HIIQ), a provider of web-based health insurance, returned approximately 188.4% within the Fund. Health Insurance Innovations reported strong earnings, benefitting from sales of Obamacare-exempt short-term health insurance coverage. This position was the single largest positive contributor to the Fund’s performance. Additional gains came from the Fund’s holdings in the property & casualty insurance industry. While the Fund was underweight this industry (it comprised just 3.7% of the Fund versus 6.4% of the S&P 1500 Financial Index), the Fund’s holdings in this industry returned 56.8%. By comparison, the property & casualty insurance industry holdings in the S&P 1500 Financials Index returned only 13.9%.

The biggest detractor to Fund performance relative to the benchmark was the Fund’s lack of exposure to the multi-sector holdings industry. Although, the S&P 1500 Multi Sector Holdings Index gained almost 16.2% over the course of fiscal year 2018, we believed the industry was overvalued, avoided the securities that are part of that industry and did not participate in the rally.

Q.	What is your investment outlook for the Financials sector?

A.	As of September 30, 2018, the Financials sector has a value-to-price (V/P) ratio of 1.19 under the ICON system, suggesting considerable upside potential. By contrast, we calculate an overall market V/P of 1.02. We see several bargains at the industry level. As we enter fiscal year 2019, for example, we are overweight the life & health insurance industry, which has a V/P of 1.29. As always, and guided by value, we will continue to look for opportunities in the Financials sector.

The accompanying notes are an integral part of the financial statements.

14	www.iconfunds.com

ICON Financial Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	10.48%	8.87%	3.83%	4.80%	1.40%	1.40%
ICON Financial Fund - Class A	9/30/10	10.04%	8.58%	N/A	9.33%	2.05%	1.75%
ICON Financial Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	3.81%	7.30%	N/A	8.52%	2.05%	1.75%
S&P 1500 Financials Index		8.68%	13.57%	7.80%	5.70%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.07%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*       Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	15

ICON Financial Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.62%)
Asset Management & Custody Banks (4.19%)
Ameriprise Financial, Inc.	5,600	$826,896
State Street Corp.	12,600	1,055,628
		1,882,524
Consumer Finance (10.16%)
Ally Financial, Inc.	34,100	901,946
American Express Co.	15,400	1,639,946
Discover Financial Services	20,498	1,567,072
Encore Capital Group, Inc.(a)(b)	13,100	469,635
		4,578,599
Diversified Banks (35.77%)
Bank of America Corp.	156,200	4,601,652
Citigroup, Inc.	46,300	3,321,562
JPMorgan Chase & Co.	43,300	4,885,972
U.S. Bancorp	38,100	2,012,061
Wells Fargo & Co.	24,300	1,277,208
		16,098,455
Financial Exchanges & Data (2.33%)
MSCI, Inc.	5,900	1,046,719

Insurance Brokers (0.58%)
Aon PLC	1,695	260,657

Investment Banking & Brokerage (8.64%)
BGC Partners, Inc., Class A	42,600	503,532
Evercore, Inc., Class A	7,700	774,235
Goldman Sachs Group, Inc.	5,600	1,255,744
Morgan Stanley	29,100	1,355,187
		3,888,698
Life & Health Insurance (11.09%)
CNO Financial Group, Inc.	55,200	1,171,344
Lincoln National Corp.	18,100	1,224,646
MetLife, Inc.	14,400	672,768
Principal Financial Group, Inc.	11,453	671,031
Prudential Financial, Inc.	12,400	1,256,368
		4,996,157
Multi-line Insurance (2.10%)
Hartford Financial Services Group, Inc.	18,900	944,244

Other Diversified Financial Services (2.55%)
Voya Financial, Inc.	23,100	1,147,377

Property & Casualty Insurance (2.85%)
Arch Capital Group, Ltd.(a)	43,100	1,284,811

Regional Banks (13.76%)
Bank OZK	17,500	664,300
Citizens Financial Group, Inc.	10,800	416,556
East West Bancorp, Inc.	6,800	410,516
Fifth Third Bancorp	40,000	1,116,800
KeyCorp	57,100	1,135,719
Synovus Financial Corp.	23,100	1,057,749

	Shares or Principal Amount	Value
Regional Banks (continued)
Webster Financial Corp.	23,600	$1,391,456
		6,193,096
Thrifts & Mortgage Finance (5.60%)
Axos Financial, Inc.(a)	13,400	460,826
Essent Group, Ltd.(a)	22,700	1,004,475
Radian Group, Inc.	51,100	1,056,237
		2,521,538
Total Common Stocks
(Cost $37,014,894)		44,842,875

Total Investments (99.62%)
(Cost $37,014,894)		$44,842,875

Other Assets Less Liabilities (0.38%)		169,141

Net Assets (100.00%)		$45,012,016

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018

Sector Composition (September 30, 2018)

Financials	99.62%
99.62%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Diversified Banks	35.77%
Regional Banks	13.76%
Life & Health Insurance	11.09%
Consumer Finance	10.16%
Investment Banking & Brokerage	8.64%
Thrifts & Mortgage Finance	5.60%
Asset Management & Custody Banks	4.19%
Property & Casualty Insurance	2.85%
Other Diversified Financial Services	2.55%
Financial Exchanges & Data	2.33%
Multi-line Insurance	2.10%
Insurance Brokers	0.58%
99.62%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON Healthcare Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Healthcare Fund Class S (the Fund) returned 19.84% for the fiscal year ended September 30, 2018, roughly in line with its sector-specific benchmark, the S&P 1500 Health Care Index, which returned 19.95%, and outperforming its broad benchmark, the S&P Composite 1500 Index, which returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad equity market began the past fiscal year with the continuation of upward momentum on strong economic growth and tax reform legislation. After a sharp drop in early February due to threats of a U.S. government shutdown and rising international trade tensions, the broad market continued its upward appreciation, ending the fiscal year at near all-time highs. The Federal Reserve continued its slow path of normalizing monetary policy by raising interest rates, yet a growing global economy and healthy corporate earnings growth ultimately drove the stock market higher. The Health Care sector seemed to break free from much of the uncertainty looming over it from the previous year’s shift in the political landscape, and ended the fiscal year as one of three sectors to outperform the broad index. The Fund’s holdings in the managed health care industry were a strong contributor to performance, as health insurers were among the performance leaders after the failed legislative attempt to repeal and replace the Affordable Care Act. Meanwhile, a rally in pharmaceutical stocks was a positive boost to the Fund. Pharmaceuticals rallied after concerns over stricter drug price regulation failed to materialize. A continuation of a strong wave of M&A activity, in part attributed to strong financial earnings reports and private equity interest, was reflective of a year of high investor sentiment and forecasted future growth within the Health Care sector.

Q.	How did the Fund’s composition affect performance?

A.	Managed health care and health care services were the greatest contributors to the Fund’s performance relative to the benchmark during the fiscal year, as performance was buoyed by individual stock selection within the industries. For the second year in a row, BioTelemetry, Inc., a health care services company fueled by strong earnings growth, contributed most to the Fund’s outperformance. Additionally, the Fund’s lack of exposure to the health care distributors industry positively impacted the Fund’s relative performance, as the industry was one of only two industries within the Health Care sector to finish with negative returns for the fiscal year.

Biotechnology was the other Health Care industry to finish fiscal year 2018 with negative returns. The Fund held an overweight position in this industry and its biotechnology holdings proved to be the largest detractor to the Fund’s relative performance. Specifically, Celgene Corp. and Alexion Pharmaceuticals both produced significant negative returns after reports of failed drug trials and disappointing earnings growth, respectively.

Q.	What is your investment outlook for the Health Care sector?

A.	After positive returns for most of the past fiscal year, the Health Care sector has an overall average value-to-price (V/P) ratio of 1.00 according to our valuation methodology. This indicates that the average stock within the sector is trading at fair value under our system, but the sector has not yet become overpriced. Within the sector, however, we still see several industries with V/P’s above 1.00. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate. Going forward into the new fiscal year, we see value in the pharmaceuticals and managed health care industries, and the Fund is positioned with strong weights in both. Healthy balance sheets and future growth forecasts indicate the potential for significant M&A activity and for valuations within the sector to strengthen as prices rise to meet value.

Annual Report | September 30, 2018	17

ICON Healthcare Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	19.84%	14.77%	13.02%	10.95%	1.41%	1.41%
ICON Healthcare Fund - Class A	9/30/10	19.43%	14.39%	N/A	16.72%	1.86%	1.75%
ICON Healthcare Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	12.59%	13.04%	N/A	15.86%	1.86%	1.75%
S&P 1500 Health Care Index		19.95%	15.89%	14.66%	10.14%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.43%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	www.iconfunds.com

ICON Healthcare Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.80%)
Biotechnology (13.19%)
AbbVie, Inc.	21,600	$2,042,928
Alexion Pharmaceuticals, Inc.(a)	36,400	5,059,964
Celgene Corp.(a)	27,600	2,469,924
Regeneron Pharmaceuticals, Inc.(a)	3,000	1,212,120
		10,784,936
Health Care Equipment (11.98%)
Abbott Laboratories	54,374	3,988,877
Becton Dickinson and Co.	10,300	2,688,300
Edwards Lifesciences Corp.(a)	13,000	2,263,300
Teleflex, Inc.	3,200	851,488
		9,791,965
Health Care Services (5.94%)
DaVita, Inc.(a)	19,700	1,411,111
MEDNAX, Inc.(a)	33,600	1,567,776
Premier, Inc., Class A(a)	41,132	1,883,023
		4,861,910
Health Care Supplies (4.49%)
Cooper Cos., Inc.	7,800	2,161,770
DENTSPLY SIRONA, Inc.	40,200	1,517,148
		3,678,918
Health Care Technology (2.44%)
athenahealth, Inc.(a)	9,400	1,255,840
Medidata Solutions, Inc.(a)	10,000	733,100
		1,988,940
Life Sciences Tools & Services (10.61%)
IQVIA Holdings, Inc.(a)	17,238	2,236,458
PRA Health Sciences, Inc.(a)	28,800	3,173,472
Thermo Fisher Scientific, Inc.	13,400	3,270,672
		8,680,602
Managed Health Care (24.71%)
Anthem, Inc.	9,100	2,493,855
Centene Corp.(a)	22,411	3,244,665
Cigna Corp.	16,278	3,389,893
Humana, Inc.	6,000	2,031,120
UnitedHealth Group, Inc.	23,300	6,198,732
WellCare Health Plans, Inc.(a)	8,901	2,852,681
		20,210,946
Pharmaceuticals (26.44%)
Allergan PLC	4,200	800,016
Bristol-Myers Squibb Co.	15,700	974,656
Eli Lilly & Co.	42,100	4,517,751
Jazz Pharmaceuticals PLC(a)	19,962	3,356,211
Merck & Co., Inc.	74,800	5,306,312
Mylan NV(a)	14,000	512,400
Prestige Consumer Healthcare, Inc.(a)(b)	77,200	2,925,108
Supernus Pharmaceuticals, Inc.(a)	64,200	3,232,470
		21,624,924

Total Common Stocks
(Cost $67,073,529)		81,623,141

Value
Total Investments (99.80%)
(Cost $67,073,529)	$81,623,141

Other Assets Less Liabilities (0.20%)	165,865

Net Assets (100.00%)	$81,789,006

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

Sector Composition (September 30, 2018)

Health Care	99.80%
99.80%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Pharmaceuticals	26.44%
Managed Health Care	24.71%
Biotechnology	13.19%
Health Care Equipment	11.98%
Life Sciences Tools & Services	10.61%
Health Care Services	5.94%
Health Care Supplies	4.49%
Health Care Technology	2.44%
99.80%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	19

ICON Industrials Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Industrials Fund (the Fund) Class S returned 3.54% for the fiscal year ended September 30, 2018, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 11.98% and the S&P Composite 1500 Index returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Industrials sector had a strong fiscal first quarter on the prospect that tax reform would be beneficial to United States corporate earnings. During this period, the Fund underperformed the index largely due to the Fund’s stock selection within the airline industry, which was one of the top industry performers for the quarter. As prices peaked in late January 2018 and credit markets suggested a heightened level of risk, we witnessed a tug-of-war between tax cut optimism and potential trade war headwinds. Over the next several months, investors sought cover within the railroads and aerospace and defense industries. The Fund was overweight the railroad industry and therefore participated in its appreciation. Unfortunately, the ICON system saw little value in the aerospace and defense industry, and our lack of exposure to this industry, coupled with allocations to other underperforming industries, led to the Fund’s underperforming its benchmark. The final quarter of the fiscal year was strong for the sector as performance broadened to include construction machinery and heavy trucks, railroads and air freight & logistics. The Fund was overweight each of these industries, which allowed us to outperform the sector-specific benchmark in the last quarter of fiscal year 2018.

Over this 12-month period, we saw a disconnect between our methodology and performance. That is, the stocks our system suggested were the best bargains performed the worst, while the stocks our system indicated were overvalued performed the best. With value as our guide and core strategy, we were naturally positioned in those industries and stocks that presented us with what we thought were the best bargains, but our strategy underperformed. This can happen periodically, but we do not believe it will persist indefinitely.

Q.	How did the Fund’s composition affect performance?

A.	Three positive contributions to Fund performance during fiscal year 2018 included an underweight position in the industrial conglomerates industry, an overweight position within paper products (an industry which is not part of the Industrials sector), and an underweight position in construction and engineering.

On the other hand, Fund performance was adversely impacted by an overweight position in building products, an overweight position in commercial printing and an underweight position in aerospace and defense.

Q.	What is your investment outlook for Industrials?

A.	At the end of fiscal year 2018, the average value to price (V/P) ratio with the Industrials sector was 1.05, implying stocks within the sector were trading 5% below ICON’s estimate of their intrinsic value. Our primary focus within the Fund revolves around the transportation industries. More specifically, we are concentrated within the construction machinery & heavy trucks as well as the railroads segments of the market, which, at fiscal year-end, were trading at 9% and 13% below our estimate of their intrinsic value, respectively. Both industries have exhibited strong earnings optimism and credit has been stable within the group.

To augment our industrials exposure, we have deployed capital to higher V/P industries within the Energy and Materials sectors. Our Energy focus is in the U.S. exploration and production segment of the market. We see value in the exploration and production industry based on earnings optimism and good corporate credit. We also see good value in the Materials sector, and the Fund holds a position in the diversified chemical and commodity chemical industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

20	www.iconfunds.com

ICON Industrials Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	3.54%	8.12%	7.35%	5.79%	1.69%	1.51%
ICON Industrials Fund - Class A	9/30/10	3.25%	7.88%	N/A	9.64%	2.06%	1.76%
ICON Industrials Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	-2.68%	6.61%	N/A	8.82%	2.06%	1.76%
S&P 1500 Industrials Index		11.98%	12.89%	12.03%	8.70%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.42%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2018	21

ICON Industrials Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (99.03%)
Air Freight & Logistics (13.32%)
FedEx Corp.	2,700	$650,133
United Parcel Service, Inc., Class B	9,000	1,050,750
		1,700,883
Building Products (6.74%)
Armstrong World Industries, Inc.(a)	3,000	208,800
Fortune Brands Home & Security, Inc.	5,900	308,924
Masco Corp.	9,400	344,040
		861,764
Commodity Chemicals (3.44%)
Cabot Corp.	7,000	439,040

Construction Machinery & Heavy Trucks (23.12%)
Allison Transmission Holdings, Inc.	12,000	624,120
Cummins, Inc.	8,000	1,168,560
PACCAR, Inc.	17,000	1,159,230
		2,951,910
Diversified Chemicals (3.41%)
Huntsman Corp.	16,000	435,680

Industrial Machinery (6.97%)
Ingersoll-Rand PLC	6,000	613,800
Snap-on, Inc.	1,500	275,400
		889,200
Oil & Gas Exploration & Production (8.56%)
EOG Resources, Inc.	2,500	318,925
Pioneer Natural Resources Co.	2,000	348,380
WildHorse Resource Development Corp.(a)	18,000	425,520
		1,092,825
Railroads (22.68%)
Canadian Pacific Railway, Ltd.	3,400	720,596
CSX Corp.	10,000	740,500
Kansas City Southern	7,500	849,600
Union Pacific Corp.	3,600	586,188
		2,896,884
Trading Companies & Distributors (6.74%)
Air Lease Corp.	12,000	550,560
United Rentals, Inc.(a)	1,900	310,840
		861,400
Trucking (4.05%)
Knight-Swift Transportation Holdings, Inc.(b)	15,000	517,200

Total Common Stocks
(Cost $11,504,617)		12,646,786

Value
Total Investments (99.03%)
(Cost $11,504,617)	$12,646,786

Other Assets Less Liabilities (0.97%)	123,232

Net Assets (100.00%)	$12,770,018

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

Sector Composition (September 30, 2018)

Industrials	83.62%
Energy	8.56%
Materials	6.85%
99.03%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Construction Machinery & Heavy Trucks	23.12%
Railroads	22.68%
Air Freight & Logistics	13.32%
Oil & Gas Exploration & Production	8.56%
Industrial Machinery	6.97%
Trading Companies & Distributors	6.74%
Building Products	6.74%
Trucking	4.05%
Commodity Chemicals	3.44%
Diversified Chemicals	3.41%
99.03%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

22	www.iconfunds.com

ICON Information Technology Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Information Technology Fund (the Fund) Class S returned 11.82% for the fiscal year ended September 30, 2018, lagging its sector-specific benchmark, the S&P 1500 Information Technology Index, which returned 30.40%. The broad benchmark, the S&P Composite 1500 Index, returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	As fiscal year 2018 began, the Information Technology sector had a value-to-price (V/P) ratio of 1.09 under the ICON system, meaning we believed the sector’s fair value was approximately 9% higher than where prices were generally trading. As illustrated above, the sector outperformed even our upside expectations. With corporate cash levels near record highs, Bloomberg reported that company IT spending was strong over the course of the year. This spending, which included everything from data-center infrastructure, storage, and system networking, helped support the sector gains. However, an oversupply of memory components and modules led to lower memory pricing, resulting in negative earnings for some semiconductor and semiconductor equipment companies.

Q.	How did the Fund’s composition affect performance?

A.	Stock selection was the biggest detractor from the Fund’s relative performance to the S&P 1500 Information Technology Index. Breaking down the sector performance by V/P quintile, there was a material variance between the companies ICON designated with the lowest V/P and those assigned the highest V/P. Companies ICON ranked in the top 20% by V/P returned approximately 23% while those in the lowest 20% gained over 42% during the year.

The Fund’s semiconductor equipment industry holdings dragged on performance. The Fund was overweight the semiconductor equipment industry, maintaining a 10% position compared to a 2% weighting in the S&P 1500 Information Technology Index. Stock selection within the semiconductor equipment industry likewise contributed to the Fund’s underperformance relative to its benchmark. The Fund’s holding in this industry lost close to 29.5% while the benchmark lost around 15.5%. The underperformance in this industry explains roughly 25% of the Fund’s underperformance relative to the benchmark.

Q.	What is your investment outlook for the Information Technology sector?

A.	The end of 2018 marks some profound changes for the stock classifications in the Information Technology sector. With the start of the 2019 fiscal year, the Global Industry Classification Standard (GICS) that ICON uses to match companies to their industries and sectors, has created a new sector: the Communication Services sector. Several companies that were part of the Information Technology sector during the 2018 fiscal year (including companies responsible for the sector’s explosive growth – Netflix, Google and Facebook) have been reclassified and will be part of this new sector going forward. These companies were overvalued under our system and the Fund suffered for its lack of exposure to these and other companies in the internet software & services and home entertainment software industries.

We are excited by the GICS changes and, as fiscal year 2018 comes to an end, we see value in discreet industries within the Information Technology sector. We continue to believe semiconductor and semiconductor equipment industries are undervalued and remain overweight those two industries relative to the benchmark. Guided by value, we will continue to look for opportunities in the Information Technology sector.

Annual Report | September 30, 2018	23

ICON Information Technology Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	11.82%	17.84%	12.77%	9.79%	1.42%	1.42%
ICON Information Technology Fund - Class A	9/30/10	11.43%	17.44%	N/A	15.36%	2.01%	1.75%
ICON Information Technology Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	5.03%	16.05%	N/A	14.51%	2.01%	1.75%
S&P 1500 Information Technology Index		30.40%	21.80%	16.91%	9.72%	N/A	N/A
NASDAQ Composite Index		24.70%	16.52%	14.50%	8.59%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.41%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24	www.iconfunds.com

ICON Information Technology Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (97.04%)
Application Software (4.41%)
CDK Global, Inc.	31,800	$1,989,408
LogMeIn, Inc.	9,100	810,810
		2,800,218
Data Processing & Outsourced Services (16.78%)
Alliance Data Systems Corp.	8,300	1,960,128
Euronet Worldwide, Inc.(a)	19,300	1,934,246
Global Payments, Inc.	12,000	1,528,800
Mastercard, Inc., Class A	7,400	1,647,314
Visa, Inc., Class A	23,980	3,599,158
		10,669,646
Electronic Equipment & Instruments (2.10%)
Electro Scientific Industries, Inc.(a)	76,600	1,336,670

Electronic Manufacturing Services (2.83%)
Methode Electronics, Inc.	49,700	1,799,140

Financial Exchanges & Data (1.81%)
MSCI, Inc.	6,500	1,153,165

Integrated Telecommunication Services (2.78%)(b)
AT&T, Inc.	52,600	1,766,308

Interactive Home Entertainment (4.66%)(b)
Activision Blizzard, Inc.	12,900	1,073,151
Take-Two Interactive Software, Inc.(a)	13,700	1,890,463
		2,963,614
Interactive Media & Services (7.26%)(b)
Facebook, Inc., Class A(a)	22,200	3,651,012
Momo, Inc., Sponsored ADR(a)	22,100	967,980
		4,618,992
IT Consulting & Other Services (7.40%)
Booz Allen Hamilton Holding Corp.	18,000	893,340
Cognizant Technology Solutions Corp., Class A	25,200	1,944,180
DXC Technology Co.	19,900	1,861,048
		4,698,568
Semiconductor Equipment (4.69%)
Applied Materials, Inc.	19,200	742,080
Lam Research Corp.	4,800	728,160
MKS Instruments, Inc.	10,900	873,635
Rudolph Technologies, Inc.(a)	26,000	635,700
		2,979,575
Semiconductors (13.51%)
Diodes, Inc.(a)	36,000	1,198,440
Intel Corp.	61,700	2,917,793
Micron Technology, Inc.(a)	22,200	1,004,106
Monolithic Power Systems, Inc.	6,500	815,945
NXP Semiconductors NV	11,400	974,700
Skyworks Solutions, Inc.	18,500	1,678,135
		8,589,119

	Shares or Principal Amount	Value
Systems Software (1.11%)
ServiceNow, Inc.(a)	3,600	$704,268

Technology Distributors (7.72%)
Arrow Electronics, Inc.(a)	12,800	943,616
CDW Corp.	30,800	2,738,736
ScanSource, Inc.(a)	30,700	1,224,930
		4,907,282
Technology Hardware, Storage & Peripherals (17.94%)
Apple, Inc.	44,900	10,135,726
Super Micro Computer, Inc.(a)	61,800	1,273,698
		11,409,424
Wireless Telecommunication Services (2.04%)
T-Mobile U.S., Inc.(a)	18,500	1,298,330

Total Common Stocks
(Cost $50,037,295)		61,694,319

Total Investments (97.04%)
(Cost $50,037,295)		$61,694,319

Other Assets Less Liabilities (2.96%)		1,880,233

Net Assets (100.00%)		$63,574,552

(a)	Non-income producing security.

(b)	Effective at the close of business on September 28, 2018 the Global Industry Classification Standards (“GICS”) Telecommunications Services Sector was broadened and renamed the Communications Services Sector. As a result of this change, the following Sub-Industries were moved from the Information Technology Sector into the new Communications Services Sector: Alternative Carriers, Integrated Telecommunication Services, Interactive Home Entertainment, and Interactive Media & Services. Internet & Direct Marketing Retail was also moved from the Information Technology Sector into the Consumer Discretionary Sector as a result of this change.

ADR - American Depositary Receipt

Sector Composition (September 30, 2018)

Information Technology	78.49%
Communication Services(b)	16.74%
Financials	1.81%
97.04%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	25

ICON Information Technology Fund	Schedule of Investments

September 30, 2018

Industry Composition (September 30, 2018)

Technology Hardware, Storage & Peripherals	17.94%
Data Processing & Outsourced Services	16.78%
Semiconductors	13.51%
Technology Distributors	7.72%
IT Consulting & Other Services	7.40%
Interactive Media & Services	7.26%
Semiconductor Equipment	4.69%
Interactive Home Entertainment	4.66%
Application Software	4.41%
Electronic Manufacturing Services	2.83%
Integrated Telecommunication Services	2.78%
Electronic Equipment & Instruments	2.10%
Wireless Telecommunication Services	2.04%
Financial Exchanges & Data	1.81%
Systems Software	1.11%
97.04%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

26	www.iconfunds.com

ICON Natural Resources Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Natural Resources Fund (the Fund) Class S returned 8.68% for the fiscal year ended September 30, 2018, while its benchmark, the S&P Composite 1500, returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During fiscal year 2018, the Information Technology, Consumer Discretionary and Healthcare sectors led the S&P 1500. By design, the Natural Resources Fund does not favor these sectors, focusing more on Energy and Materials, which helps explain some of the underperformance relative to the benchmark. Energy was the 4th best performing sector within the S&P 1500 while the Materials sector was the 3rd worst performer. Our allocation in the Natural Resource Fund was highly skewed to the Energy sector this year with an emphasis on global diversification. In fiscal year 2017, the Fund was tilted towards the Materials sector, which is where we saw the most value. As fiscal year 2018 began, we saw less value and more risk in the Materials sector. On the other hand, the Energy sector looked promising to us, buoyed by higher commodity prices and effective cost controls. In addition, the credit market for the Energy sector looked much stronger than the market in the Materials sector. Consequently, we transitioned in late January from Materials to a larger position in Energy, a move which benefitted Fund performance.

While adding to its Energy holdings, the Fund’s increased exposure to emerging market companies contributed positively to performance. Over the last nine years, Energy companies within emerging markets have generally underperformed the asset class, but in fiscal year 2018, we saw value here due to the earnings and credit backdrops. Energy companies in emerging markets outperformed their developed domestic and international market peers, and the Fund participated accordingly.

Q.	How did the Fund’s composition affect performance?

A.	As noted above, and in broad terms, the Fund benefited by overweighting the Energy sector and underweighting the Materials sector. In addition, the Fund’s Industrials holdings contributed positively to performance. By contrast, our Fund’s Utilities positions detracted from performance.

The holdings that contributed positively to Fund performance during fiscal year 2018 included an underweight position in the integrated oil and gas industry, an overweight position in the oil and gas exploration industry and an overweight position in the paper packaging industry. Positions which adversely impacted the Fund over the 12-month period included an underweight position in the specialty chemicals industry, an overweight position in the steel industry and an underweight position in the industrial industry.

From a country perspective, the Fund benefited from an overweight position in both Russia and Ireland as well as an underweight position in Canada. Geographic detractors from Fund performance included overweight positions in China and Korea and an underweight position in the U.K.

Q.	What is your investment outlook for Natural Resources?

A.	The ICON Natural Resources Fund is global, and we currently see the broadest value within the domestic Materials sector and companies within the emerging markets Energy sector (with specific focus on the integrated oil & gas, exploration & production and refining & marketing industries). Our favored industries within the Energy sector are seeing earnings optimism and credit strength, both of which suggest these industries will hold a leadership position. Regionally, Russia represents the Energy sector’s best bargains within emerging markets under our system. Russian Energy securities have benefited not only from improved earnings, but from an upgrade to Investment Grade status by Standard & Poor’s in February 2018.

In addition to our emerging markets Energy allocation, we have core positions within developed international integrated oil and gas securities, as well as domestic exploration and production companies, all of which show value under our system. Guided by our disciplined, systematic and non-emotional approach to investing, we will continue deploying capital toward areas we believe show the most value and opportunity.

Annual Report | September 30, 2018	27

ICON Natural Resources Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Natural Resources Fund - Class S	5/5/97	8.68%	6.37%	7.01%	5.25%	1.53%	1.51%
ICON Natural Resources Fund - Class C	9/30/10	7.63%	5.27%	N/A	7.06%	2.86%	2.51%
ICON Natural Resources Fund - Class A	9/30/10	8.43%	6.08%	N/A	7.86%	1.92%	1.76%
ICON Natural Resources Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	2.17%	4.82%	N/A	7.07%	1.92%	1.76%
S&P Composite 1500 Index		17.69%	13.77%	12.04%	8.38%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s name changed effective January 22, 2016 and the investment strategy changed effective August 18, 2016. The Fund’s past performance would have been different if the current strategy had been in effect. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	www.iconfunds.com

ICON Natural Resources Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (98.51%)
Construction Machinery & Heavy Trucks (1.45%)
Allison Transmission Holdings, Inc.	23,000	$1,196,230

Diversified Chemicals (4.50%)
BASF SE	17,200	1,526,211
Huntsman Corp.	80,000	2,178,400
		3,704,611
Integrated Oil & Gas (28.87%)
Gazprom PJSC, Sponsored ADR	890,000	4,441,128
LUKOIL PJSC, Sponsored ADR	60,000	4,586,400
MOL Hungarian Oil & Gas PLC	240,000	2,585,023
Rosneft Oil Co. PJSC, GDR	674,000	5,035,962
Royal Dutch Shell PLC, Class A, Sponsored ADR	59,000	4,020,260
TOTAL SA, Sponsored ADR	48,000	3,090,720
		23,759,493
Oil & Gas Exploration & Production (28.36%)
Carrizo Oil & Gas, Inc.(a)	72,000	1,814,400
CNOOC, Ltd.	1,976,000	3,912,731
Diamondback Energy, Inc.(b)	18,700	2,528,053
EOG Resources, Inc.	31,000	3,954,670
Newfield Exploration Co.(a)	50,000	1,441,500
Parsley Energy, Inc., Class A(a)	75,500	2,208,375
Pioneer Natural Resources Co.	22,000	3,832,180
SRC Energy, Inc.(a)	106,000	942,340
WildHorse Resource Development Corp.(a)	115,000	2,718,600
		23,352,849
Oil & Gas Refining & Marketing (14.63%)
Marathon Petroleum Corp.	31,000	2,479,070
Motor Oil Hellas Corinth Refineries SA	108,000	2,821,353
Petron Corp.	8,000,000	1,286,693
Reliance Industries, Ltd., Sponsored GDR(c)	80,000	2,752,716
Tupras Turkiye Petrol Rafinerileri AS	122,000	2,708,836
		12,048,668
Paper Packaging (4.97%)
DS Smith PLC	262,000	1,631,970
International Paper Co.	50,000	2,457,500
		4,089,470
Paper Products (11.56%)
Lee & Man Paper Manufacturing, Ltd.	3,430,000	3,176,053
Mondi PLC	150,000	4,106,964
Nine Dragons Paper Holdings, Ltd.	2,070,000	2,232,104
		9,515,121

	Shares or Principal Amount	Value
Steel (4.17%)
POSCO, Sponsored ADR	52,000	$3,432,000

Total Common Stocks
(Cost $77,958,745)		81,098,442

Preferred Stocks (1.59%)
Integrated Oil & Gas (1.59%)
Petroleo Brasileiro SA	250,000	1,306,162

Total Preferred Stocks
(Cost $1,310,715)		1,306,162

Total Investments (100.10%)
(Cost $79,269,460)		$82,404,604

Liabilities Less Other Assets (-0.10%)		(81,480)

Net Assets (100.00%)		$82,323,124

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2018.

(c)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $2,752,716.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	29

ICON Natural Resources Fund	Schedule of Investments

September 30, 2018

Country Composition (September 30, 2018)

United States	33.71%
Russia	17.09%
United Kingdom	6.97%
Hong Kong	6.57%
Netherlands	4.88%
China	4.75%
South Korea	4.17%
France	3.76%
Greece	3.43%
India	3.34%
Turkey	3.29%
Hungary	3.14%
Germany	1.85%
Brazil	1.59%
Philippines	1.56%
100.10%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2018)

Energy	73.45%
Materials	25.20%
Industrials	1.45%
100.10%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Integrated Oil & Gas	30.46%
Oil & Gas Exploration & Production	28.36%
Oil & Gas Refining & Marketing	14.63%
Paper Products	11.56%
Paper Packaging	4.97%
Diversified Chemicals	4.50%
Steel	4.17%
Construction Machinery & Heavy Trucks	1.45%
100.10%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

30	www.iconfunds.com

ICON Utilities Fund	Management Overview

September 30, 2018 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Utilities Fund (the Fund) Class S returned 4.17% for the fiscal year ended September 30, 2018, beating its sector-specific benchmark, the S&P 1500 Utilities Index, which returned 3.93%. The broad benchmark, the S&P Composite 1500 Index, returned 17.69%. Total returns for other periods and additional Class shares as of September 30, 2018, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	According to our valuation methodology, at the end of fiscal year 2017, the Utilities sector had a value-to-price (V/P) ratio of 1.07 while the average V/P for the overall equity market stood at 1.00. As our value estimates suggested it might, the Utilities sector had positive gains, although it lagged the broader market. Changes in fixed income yields explain part of the weakness in this sector. The yield on the 10-year U.S. Treasury Note increased throughout the year, from 2.33% on September 30, 2017 to 3.06% on September 30, 2018. The relative improvement in treasury yield reduced the demand for utility stocks as a yield alternative to fixed income investments. Additionally, the broader stock market returns were dominated by securities with a low V/P under the ICON system. Consequently, companies with higher V/Ps (which we believed were undervalued), like stocks in the Utilities sector, lagged during the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	Over the fiscal year the Fund held an average weight of about 85% in the Utilities sector. The Fund’s holdings within the Utilities sector generally performed in line with the S&P 1500 Utilities Index. The positive contributions to the Fund from its underweight position in the underperforming electric utilities industry were offset by the performance of the Fund’s gas utilities industry holdings.

The Fund had an average exposure to stocks outside of the Utilities sector of about 13.5% over the fiscal year. In fact, much of the Fund’s outperformance can be attributed to its holdings outside of the Utilities sector. We believed the oil & gas exploration & production industry was particularly undervalued, for example, and the Fund’s holdings in this industry were among the top contributors to Fund performance.

Q.	What is your investment outlook for the Utilities sector?

A.	As of September 30, 2018, according to our valuation methodology, the Utilities sector had a V/P ratio of 1.05. Given these V/P readings we generally have a positive outlook for the sector and remain optimistic for the year ahead. However, because the Utilities sector is seen by some investors as an alternative to fixed income in a low interest rate environment, an increase in interest rates could make Utilities less attractive to investors, creating a short term headwind for the sector. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	31

ICON Utilities Fund	Management Overview

September 30, 2018 (Unaudited)

Average Annual Total Return (as of September 30, 2018)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	4.17%	10.51%	8.87%	8.33%	1.54%	1.22%
ICON Utilities Fund - Class A	9/30/10	3.97%	10.22%	N/A	10.05%	1.84%	1.47%
ICON Utilities Fund - Class A
(including maximum sales charge of 5.75%)	9/30/10	-2.03%	8.91%	N/A	9.23%	1.84%	1.47%
S&P 1500 Utilities Index		3.93%	11.36%	9.68%	8.34%	N/A	N/A
S&P Composite 1500 Index		17.69%	13.77%	12.04%	7.98%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2018)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	www.iconfunds.com

ICON Utilities Fund	Schedule of Investments

September 30, 2018

	Shares or Principal Amount	Value
Common Stocks (98.18%)
Electric Utilities (40.29%)
American Electric Power Co., Inc.	10,400	$737,152
Avangrid, Inc.	30,100	1,442,693
Duke Energy Corp.	17,000	1,360,340
Edison International	36,600	2,477,088
Evergy, Inc.	22,200	1,219,224
Eversource Energy	13,300	817,152
NextEra Energy, Inc.	9,200	1,541,920
OGE Energy Corp.	40,000	1,452,800
Pinnacle West Capital Corp.	9,300	736,374
PPL Corp.	25,400	743,204
Xcel Energy, Inc.	45,500	2,148,055
		14,676,002
Gas Utilities (4.21%)
Atmos Energy Corp.	7,800	732,498
National Fuel Gas Co.(a)	14,300	801,658
		1,534,156
Independent Power Producers & Energy Traders (3.75%)
AES Corp.	97,600	1,366,400

Integrated Oil & Gas (3.06%)
TOTAL SA, Sponsored ADR	17,300	1,113,947

Integrated Telecommunication Services (5.19%)
AT&T, Inc.	40,000	1,343,200
Verizon Communications, Inc.	10,200	544,578
		1,887,778
Multi-Utilities (29.02%)
Ameren Corp.	22,500	1,422,450
CenterPoint Energy, Inc.	80,300	2,220,295
Dominion Energy, Inc.	24,800	1,742,944
DTE Energy Co.	22,500	2,455,425
MDU Resources Group, Inc.	23,700	608,853
NiSource, Inc.	29,300	730,156
Sempra Energy	12,200	1,387,750
		10,567,873
Oil & Gas Exploration & Production (5.17%)
Cimarex Energy Co.	5,300	492,582
Diamondback Energy, Inc.(a)	3,200	432,608
Energen Corp.(b)	6,100	525,637
EOG Resources, Inc.	3,400	433,738
		1,884,565
Oil & Gas Storage & Transportation (1.71%)
TransCanada Corp.	15,400	623,084

Water Utilities (5.78%)
American Water Works Co., Inc.	11,400	1,002,858
Consolidated Water Co., Ltd.	79,600	1,102,460
		2,105,318
Total Common Stocks
(Cost $34,015,068)		35,759,123

Value
Total Investments (98.18%)
(Cost $34,015,068)	$35,759,123

Other Assets Less Liabilities (1.82%)	664,112

Net Assets (100.00%)	$36,423,235

(a)	All or a portion of the security was on loan as of September 30, 2018.

(b)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2018)

Utilities	83.05%
Energy	9.94%
Communication Services	5.19%
98.18%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2018)

Electric Utilities	40.29%
Multi-Utilities	29.02%
Water Utilities	5.78%
Integrated Telecommunication Services	5.19%
Oil & Gas Exploration & Production	5.17%
Gas Utilities	4.21%
Independent Power Producers & Energy Traders	3.75%
Integrated Oil & Gas	3.06%
Oil & Gas Storage & Transportation	1.71%
98.18%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	33

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2018

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$23,060,716	$6,819,281	$158,411,202
Investments, at value(a)	23,411,937	6,791,834	176,085,628
Cash and cash equivalents	2,493,376	255,703	5,098,740
Receivables:
Fund shares sold	2,104	51,835	39,113
Expense reimbursements due from Adviser	955	2,542	—
Interest	722	336	11,959
Dividends	16,132	21,276	96,973
Foreign tax reclaims	—	—	24,280
Other assets	7,197	5,178	29,270
Total assets	25,932,423	7,128,704	181,385,963

Liabilities
Payables:
Payable for collateral received on securities loaned	503,264	81,000	—
Investments purchased	1,116,243	—	—
Fund shares redeemed	7,352	792	59,642
Advisory fees	20,006	5,819	150,292
Transfer agent fees	9,740	6,299	106,423
Fund accounting fees	1,966	1,246	7,128
Accrued distribution fees	313	359	5,309
Trustee fees and expenses	624	164	4,668
Administration fees	999	291	7,331
Accrued expenses	22,461	19,892	50,100
Total liabilities	1,682,968	115,862	390,893
Net Assets - all share classes	$24,249,455	$7,012,842	$180,995,070
Net Assets - Class S	$22,754,709	$5,274,710	$169,660,687
Net Assets - Class C	$—	$—	$4,940,812
Net Assets - Class A	$1,494,746	$1,738,132	$6,393,571

Net Assets Consists of
Paid-in capital	$24,271,183	$7,517,307	$339,553,861
Total distributable earnings	(21,728)	(504,465)	(158,558,791)
Net Assets	$24,249,455	$7,012,842	$180,995,070

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,684,182	791,992	13,105,704
Class C	—	—	404,577
Class A	116,300	262,911	498,154
Net asset value (offering and redemption price per share)
Class S	$13.51	$6.66	$12.95
Class C	$—	$—	$12.21
Class A	$12.85	$6.61	$12.83
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.63	$7.01	$13.61

(a) Includes securities on loan of	$1,322,035	$210,168	$20,794,188

The accompanying notes are an integral part of the financial statements.

34	www.iconfunds.com

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2018

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$37,014,894	$67,073,529	$11,504,617
Investments, at value(a)	44,842,875	81,623,141	12,646,786
Cash and cash equivalents	205,431	213,900	138,238
Receivables:
Fund shares sold	4,000	125,029	724
Expense reimbursements due from Adviser	2,056	1,046	15,999
Interest	3,128	1,067	135
Dividends	38,664	45,295	7,430
Foreign tax reclaims	—	3,493	—
Other assets	9,697	12,819	5,929
Total assets	45,105,851	82,025,790	12,815,241

Liabilities
Payables:
Fund shares redeemed	7,914	102,833	3,320
Advisory fees	38,219	65,713	10,632
Transfer agent fees	16,561	29,387	7,565
Fund accounting fees	2,632	3,799	1,357
Accrued distribution fees	494	573	239
Trustee fees and expenses	1,229	2,029	323
Administration fees	1,911	3,287	532
Accrued expenses	24,875	29,163	21,255
Total liabilities	93,835	236,784	45,223
Net Assets - all share classes	$45,012,016	$81,789,006	$12,770,018
Net Assets - Class S	$43,499,613	$78,974,597	$11,614,018
Net Assets - Class A	$1,512,403	$2,814,409	$1,156,000

Net Assets Consists of
Paid-in capital	$37,020,727	$62,441,862	$11,627,835
Total distributable earnings	7,991,289	19,347,144	1,142,183
Net Assets	$45,012,016	$81,789,006	$12,770,018

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,965,881	3,982,960	749,122
Class A	137,715	148,535	75,705
Net asset value (offering and redemption price per share)
Class S	$10.97	$19.83	$15.50
Class A	$10.98	$18.95	$15.27
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$11.65	$20.11	$16.20

(a) Includes securities on loan of	$469,635	$1,129,160	$517,200

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	35

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2018

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Assets
Investments, at cost	$50,037,295	$79,269,460	$34,015,068
Investments, at value(a)	61,694,319	82,404,604	35,759,123
Cash and cash equivalents	1,974,370	278,576	1,169,813
Receivables:
Investments sold	—	—	709,791
Fund shares sold	3,682	45,557	32,031
Expense reimbursements due from Adviser	1,970	45,104	29,763
Interest	4,262	2,790	535
Dividends	8,154	102,035	210,446
Foreign tax reclaims	—	15,938	3,047
Other assets	12,313	17,154	9,721
Total assets	63,699,070	82,911,758	37,924,270

Liabilities
Payables:
Distributions due to shareholders	—	—	28,727
Investments purchased	—	—	1,344,187
Fund shares redeemed	15,400	427,751	50,421
Advisory fees	52,964	65,986	30,361
Transfer agent fees	20,811	44,715	15,945
Fund accounting fees	3,467	6,789	2,176
Accrued distribution fees	434	2,141	1,182
Trustee fees and expenses	1,694	2,093	939
Administration fees	2,647	3,301	1,519
Accrued expenses	27,101	35,858	25,578
Total liabilities	124,518	588,634	1,501,035
Net Assets - all share classes	$63,574,552	$82,323,124	$36,423,235
Net Assets - Class S	$61,473,697	$76,916,067	$30,883,108
Net Assets - Class C	$—	$1,176,546	$—
Net Assets - Class A	$2,100,855	$4,230,511	$5,540,127

Net Assets Consists of
Paid-in capital	$44,697,432	$68,248,813	$34,640,950
Total distributable earnings	18,877,120	14,074,311	1,782,285
Net Assets	$63,574,552	$82,323,124	$36,423,235

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,576,260	4,674,334	3,489,344
Class C	—	75,587	—
Class A	126,972	260,380	637,096
Net asset value (offering and redemption price per share)
Class S	$17.19	$16.45	$8.85
Class C	$—	$15.57	$—
Class A	$16.55	$16.25	$8.70
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$17.56	$17.24	$9.23

(a) Includes securities on loan of	$—	$2,528,053	$1,234,266

The accompanying notes are an integral part of the financial statements.

36	www.iconfunds.com

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2018

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$2,740	$739	$17,935
Dividends	272,766	270,373	3,424,326
Foreign taxes withheld	(13)	(988)	(64,438)
Income from securities lending, net	9,627	11,927	226,081
Total investment income	285,120	282,051	3,603,904
Expenses
Advisory fees	245,970	113,808	2,022,471
Administration fees	12,293	5,713	101,159
Transfer agent fees	55,069	45,418	530,803
Distribution fees:
Class C	—	—	57,928
Class A	3,104	7,190	18,674
Registration fees	24,679	25,735	42,749
Audit and tax service expense	16,000	16,000	52,504
Fund accounting fees	12,748	6,860	82,491
Trustee fees and expenses	5,683	2,437	47,233
Insurance expense	2,590	2,737	21,687
Custody fees	3,834	3,634	9,001
Printing fees	8,408	4,378	43,769
Interest expense	133	2,659	402
Recoupment of previously reimbursed expenses	—	4,637	—
Other expenses	12,532	8,196	76,838
Total expenses before expense reimbursement	403,043	249,402	3,107,709
Expense reimbursement by Adviser due to expense limitation agreement	(3,577)	(69,700)	(3,104)
Net Expenses	399,466	179,702	3,104,605
Net Investment Income/(Loss)	(114,346)	102,349	499,299
Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments, options, and foreign currency translations	(258,587)	(206,426)	(2,764,994)
	(258,587)	(206,426)	(2,764,994)
Change in unrealized net appreciation/(depreciation) on:
Investments, options, and foreign currency	284,117	72,655	11,093,473
	284,117	72,655	11,093,473
Net realized and unrealized gain/(loss)	25,530	(133,771)	8,328,479
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(88,816)	$(31,422)	$8,827,778

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	37

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2018

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Investment Income
Interest	$4,752	$3,887	$656
Dividends	837,722	623,610	236,304
Foreign taxes withheld	(4,102)	(944)	(1,126)
Income from securities lending, net	15,959	27,338	36
Total investment income	854,331	653,891	235,870
Expenses
Advisory fees	459,881	772,440	156,899
Administration fees	22,994	38,627	7,839
Transfer agent fees	77,569	156,162	45,729
Distribution fees:
Class A	5,816	8,160	3,701
Registration fees	24,591	28,319	24,787
Audit and tax service expense	16,000	16,000	16,000
Fund accounting fees	20,773	33,237	8,623
Trustee fees and expenses	10,719	17,862	3,624
Insurance expense	4,072	8,775	1,769
Custody fees	3,520	4,553	3,056
Printing fees	10,918	16,672	7,413
Interest expense	66	484	518
Other expenses	19,330	30,212	9,487
Total expenses before expense reimbursement	676,249	1,131,503	289,445
Expense reimbursement by Adviser due to expense limitation agreement	(5,239)	(3,569)	(50,110)
Net Expenses	671,010	1,127,934	239,335
Net Investment Income/(Loss)	183,321	(474,043)	(3,465)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	3,379,014	5,271,578	787,164
	3,379,014	5,271,578	787,164
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	849,313	8,892,330	(394,652)
	849,313	8,892,330	(394,652)
Net realized and unrealized gain/(loss)	4,228,327	14,163,908	392,512
Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,411,648	$13,689,865	$389,047

The accompanying notes are an integral part of the financial statements.

38	www.iconfunds.com

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2018

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Investment Income
Interest	$7,634	$6,342	$1,394
Dividends	548,544	3,210,314	1,631,854
Foreign taxes withheld	(8,963)	(317,414)	(35,125)
Income from securities lending, net	3,430	5,159	2,790
Other income	—	—	693
Total investment income	550,645	2,904,401	1,601,606
Expenses
Advisory fees	675,452	842,605	363,606
Administration fees	33,780	42,114	18,184
Transfer agent fees	108,820	215,277	88,783
Distribution fees:
Class C	—	16,859	—
Class A	5,944	13,997	16,898
Registration fees	29,294	36,815	27,089
Audit and tax service expense	16,000	16,000	16,000
Fund accounting fees	30,082	45,392	16,673
Trustee fees and expenses	15,685	19,722	8,394
Insurance expense	6,958	7,115	4,550
Custody fees	5,692	27,393	4,544
Printing fees	13,595	23,083	8,729
Interest expense	483	1,166	614
Recoupment of previously reimbursed expenses	—	24,604	—
Other expenses	26,591	33,058	16,787
Total expenses before expense reimbursement	968,376	1,365,200	590,851
Expense reimbursement by Adviser due to expense limitation agreement	(5,978)	(69,036)	(130,032)
Net Expenses	962,398	1,296,164	460,819
Net Investment Income/(Loss)	(411,753)	1,608,237	1,140,787

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	8,085,910	9,330,986	(63,162)
	8,085,910	9,330,986	(63,162)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	166,298	(4,314,715)	149,787
	166,298	(4,314,715)	149,787
Net realized and unrealized gain/(loss)	8,252,208	5,016,271	86,625
Net Increase/(Decrease) in Net Assets Resulting From Operations	$7,840,455	$6,624,508	$1,227,412

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	39

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$(114,346)	$(155,209)	$102,349	$57,811
Net realized gain/(loss)	(258,587)	1,102,738	(206,426)	1,494,029
Change in net unrealized appreciation/(depreciation)	284,117	2,370,464	72,655	(51,630)
Net increase/(decrease) in net assets resulting from operations	(88,816)	3,317,993	(31,422)	1,500,210

Total Dividends and Distributions to Shareholders(a)
Class S	(897,131)	(2,138,950)	(822,922)	(3,292,131)
Class A	(49,825)	(116,512)	(332,699)	(551,286)
Net decrease from dividends and distributions	(946,956)	(2,255,462)	(1,155,621)	(3,843,417)
Fund Share Transactions
Shares sold
Class S	6,793,747	9,497,500	3,369,557	11,907,619
Class A	917,651	246,883	1,568,876	2,671,835
Reinvested dividends and distributions
Class S	890,044	2,120,009	813,554	3,170,250
Class A	45,382	100,528	281,512	405,750
Shares repurchased
Class S	(8,520,523)	(25,345,622)	(22,117,864)	(20,882,818)
Class A	(880,930)	(1,272,734)	(3,258,317)	(7,594,959)
Net decrease from fund share transactions	(754,629)	(14,653,436)	(19,342,682)	(10,322,323)

Total net decrease in net assets	(1,790,401)	(13,590,905)	(20,529,725)	(12,665,530)

Net Assets
Beginning of year	26,039,856	39,630,761	27,542,567	40,208,097
End of year	$24,249,455	$26,039,856	$7,012,842	$27,542,567

Transactions in Fund Shares
Shares sold
Class S	507,945	681,550	473,310	1,568,687
Class A	72,430	18,527	239,901	359,812
Issued to shareholders in reinvestment of distributions
Class S	62,767	155,218	117,058	450,960
Class A	3,357	7,662	40,681	57,882
Shares repurchased
Class S	(645,396)	(1,827,935)	(3,036,610)	(2,764,087)
Class A	(69,802)	(97,189)	(487,184)	(1,004,810)
Net decrease	(68,699)	(1,062,167)	(2,652,844)	(1,331,556)
Shares outstanding, beginning of year	1,869,181	2,931,348	3,707,747	5,039,303
Shares outstanding, end of year	1,800,482	1,869,181	1,054,903	3,707,747

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Consumer Discretionary Fund consisted of Net Investment Income of $–, and Net Realized Gains of $2,255,462. The prior year ended September 30, 2017 dividends and distributions for the ICON Consumer Staples Fund consisted of Net Investment Income of $81,150, and Net Realized Gains of $3,762,267.

The accompanying notes are an integral part of the financial statements.

40	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Energy Fund		ICON Financial Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$499,299	$1,268,204	$183,321	$118,093
Net realized gain/(loss)	(2,764,994)	(10,044,040)	3,379,014	4,547,025
Change in net unrealized appreciation/(depreciation)	11,093,473	4,187,058	849,313	8,265,316
Net increase/(decrease) in net assets resulting from operations	8,827,778	(4,588,778)	4,411,648	12,930,434

Total Dividends and Distributions to Shareholders(a)
Class S	(3,237,108)	(1,879,265)	(92,213)	(509,224)
Class C	(89,725)	(30,917)	—	—
Class A	(119,376)	(67,792)	(2,629)	(21,428)
Net decrease from dividends and distributions	(3,446,209)	(1,977,974)	(94,842)	(530,652)

Fund Share Transactions
Shares sold
Class S	18,098,615	46,169,160	10,035,038	8,827,182
Class C	241,401	443,280	—	—
Class A	1,463,565	1,527,261	813,466	1,061,317
Reinvested dividends and distributions
Class S	3,129,585	1,809,660	90,005	500,838
Class C	77,225	26,876	—	—
Class A	82,657	51,520	2,397	18,938
Shares repurchased, net of redemption fees
Class S	(79,304,224)	(146,633,212)	(9,788,249)	(25,448,695)
Class C	(2,796,501)	(3,069,723)	—	—
Class A	(4,731,193)	(6,674,244)	(1,648,620)	(2,063,563)
Net decrease from fund share transactions	(63,738,870)	(106,349,422)	(495,963)	(17,103,983)

Total net increase/(decrease) in net assets	(58,357,301)	(112,916,174)	3,820,843	(4,704,201)

Net Assets
Beginning of year	239,352,371	352,268,545	41,191,173	45,895,374
End of year	$180,995,070	$239,352,371	$45,012,016	$41,191,173

Transactions in Fund Shares
Shares sold
Class S	1,437,533	3,633,098	938,255	997,694
Class C	20,373	35,320	—	—
Class A	120,172	120,649	73,446	116,684
Issued to shareholders in reinvestment of distributions
Class S	251,574	137,774	8,357	54,796
Class C	6,534	2,223	—	—
Class A	6,692	3,966	222	2,061
Shares repurchased
Class S	(6,360,889)	(11,866,130)	(906,394)	(2,780,941)
Class C	(237,781)	(256,061)	—	—
Class A	(377,099)	(538,667)	(148,209)	(236,075)
Net decrease	(5,132,891)	(8,727,828)	(34,323)	(1,845,781)
Shares outstanding, beginning of year	19,141,326	27,869,154	4,137,919	5,983,700
Shares outstanding, end of year	14,008,435	19,141,326	4,103,596	4,137,919

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Energy Fund consisted of Net Investment Income of $1,977,974, and Net Realized Gains of $–. The prior year ended September 30, 2017 dividends and distributions for the ICON Financial Fund consisted of Net Investment Income of $530,652, and Net Realized Gains of $–.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	41

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Healthcare Fund		ICON Industrials Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$(474,043)	$(295,023)	$(3,465)	$(76,821)
Net realized gain/(loss)	5,271,578	2,483,501	787,164	3,708,253
Change in net unrealized appreciation/(depreciation)	8,892,330	7,387,024	(394,652)	196,291
Net increase/(decrease) in net assets resulting from operations	13,689,865	9,575,502	389,047	3,827,723

Total Dividends and Distributions to Shareholders(a)
Class S	(1,986,285)	(1,138,922)	—	—
Class A	(90,235)	(76,949)	—	—
Net decrease from dividends and distributions	(2,076,520)	(1,215,871)	—	—

Fund Share Transactions
Shares sold
Class S	8,386,003	22,175,488	4,277,404	15,170,976
Class A	246,905	1,114,090	166,793	3,385,400
Reinvested dividends and distributions
Class S	1,910,895	1,092,964	—	—
Class A	81,620	69,063	—	—
Shares repurchased
Class S	(25,718,143)	(24,240,347)	(8,470,654)	(27,048,093)
Class A	(1,954,040)	(2,487,427)	(1,480,104)	(2,403,341)
Net decrease from fund share transactions	(17,046,760)	(2,276,169)	(5,506,561)	(10,895,058)

Total net increase/(decrease) in net assets	(5,433,415)	6,083,462	(5,117,514)	(7,067,335)

Net Assets
Beginning of year	87,222,421	81,138,959	17,887,532	24,954,867
End of year	$81,789,006	$87,222,421	$12,770,018	$17,887,532

Transactions in Fund Shares
Shares sold
Class S	473,772	1,440,106	281,772	1,120,214
Class A	14,777	74,903	11,365	250,786
Issued to shareholders in reinvestment of distributions
Class S	116,647	73,403	—	—
Class A	5,202	4,823	—	—
Shares repurchased
Class S	(1,511,240)	(1,557,432)	(566,523)	(2,039,881)
Class A	(116,334)	(166,432)	(98,337)	(170,333)
Net decrease	(1,017,176)	(130,629)	(371,723)	(839,214)
Shares outstanding, beginning of year	5,148,671	5,279,300	1,196,550	2,035,764
Shares outstanding, end of year	4,131,495	5,148,671	824,827	1,196,550

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Healthcare Fund consisted of Net Investment Income of $–, and Net Realized Gains of $1,215,871.

The accompanying notes are an integral part of the financial statements.

42	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$(411,753)	$(348,460)	$1,608,237	$27,777
Net realized gain/(loss)	8,085,910	14,152,932	9,330,986	6,414,936
Change in net unrealized appreciation/(depreciation)	166,298	1,556,770	(4,314,715)	7,243,434
Net increase/(decrease) in net assets resulting from operations	7,840,455	15,361,242	6,624,508	13,686,147

Total Dividends and Distributions to Shareholders(a)
Class S	(13,288,826)	(8,893,473)	(926,150)	(388,278)
Class C	—	—	(20,983)	(5,892)
Class A	(488,662)	(461,260)	(64,170)	(22,709)
Net decrease from dividends and distributions	(13,777,488)	(9,354,733)	(1,011,303)	(416,879)

Fund Share Transactions
Shares sold
Class S	8,513,236	28,195,461	29,189,297	23,396,295
Class C	—	—	358,860	537,226
Class A	471,172	801,128	2,692,213	3,523,369
Reinvested dividends and distributions
Class S	12,849,470	8,699,541	896,662	378,212
Class C	—	—	19,514	5,266
Class A	431,663	403,556	54,020	19,756
Shares repurchased
Class S	(25,411,771)	(20,398,791)	(27,779,331)	(32,337,540)
Class C	—	—	(1,053,050)	(496,670)
Class A	(1,426,575)	(1,206,856)	(4,497,790)	(3,138,040)
Net increase/(decrease) from fund share transactions	(4,572,805)	16,494,039	(119,605)	(8,112,126)

Total net increase/(decrease) in net assets	(10,509,838)	22,500,548	5,493,600	5,157,142

Net Assets
Beginning of year	74,084,390	51,583,842	76,829,524	71,672,382
End of year	$63,574,552	$74,084,390	$82,323,124	$76,829,524

Transactions in Fund Shares
Shares sold
Class S	490,644	1,640,887	1,826,509	1,669,498
Class C	—	—	23,436	39,885
Class A	27,989	48,922	168,035	251,811
Issued to shareholders in reinvestment of distributions
Class S	798,104	574,606	57,149	27,073
Class C	—	—	1,304	391
Class A	27,778	27,453	3,481	1,425
Shares repurchased
Class S	(1,434,351)	(1,219,807)	(1,740,876)	(2,294,834)
Class C	—	—	(69,003)	(36,440)
Class A	(81,689)	(73,420)	(282,127)	(231,822)
Net increase/(decrease)	(171,525)	998,641	(12,092)	(573,013)
Shares outstanding, beginning of year	3,874,757	2,876,116	5,022,393	5,595,406
Shares outstanding, end of year	3,703,232	3,874,757	5,010,301	5,022,393

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Information Technology Fund consisted of Net Investment Income of $–, and Net Realized Gains of $9,354,733. The prior year ended September 30, 2017 dividends and distributions for the ICON Natural Resources Fund consisted of Net Investment Income of $416,879, and Net Realized Gains of $–.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	43

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Utilities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income/(loss)	$1,140,787	$1,419,409
Net realized gain/(loss)	(63,162)	2,393,910
Change in net unrealized appreciation/(depreciation)	149,787	556,216
Net increase/(decrease) in net assets resulting from operations	1,227,412	4,369,535

Total Dividends and Distributions to Shareholders(a)
Class S	(2,743,816)	(4,541,157)
Class A	(610,900)	(1,136,887)
Net decrease from dividends and distributions	(3,354,716)	(5,678,044)
Fund Share Transactions
Shares sold
Class S	9,480,817	17,370,144
Class A	482,608	2,115,878
Reinvested dividends and distributions
Class S	2,667,776	4,286,520
Class A	332,205	729,618
Shares repurchased
Class S	(15,345,698)	(28,830,643)
Class A	(3,176,944)	(9,984,766)
Net decrease from fund share transactions	(5,559,236)	(14,313,249)

Total net decrease in net assets	(7,686,540)	(15,621,758)

Net Assets
Beginning of year	44,109,775	59,731,533
End of year	$36,423,235	$44,109,775

Transactions in Fund Shares
Shares sold
Class S	1,072,968	1,896,662
Class A	55,872	234,414
Issued to shareholders in reinvestment of distributions
Class S	305,598	482,202
Class A	38,729	83,540
Shares repurchased
Class S	(1,744,614)	(3,147,439)
Class A	(364,825)	(1,107,673)
Net decrease	(636,272)	(1,558,294)
Shares outstanding, beginning of year	4,762,712	6,321,006
Shares outstanding, end of year	4,126,440	4,762,712

(a)	The Securities and Exchange Commission adopted amendments to certain financial statement disclosure requirements which eliminated the disclosure of the characteristic of dividends and distributions to shareholders. The prior year ended September 30, 2017 dividends and distributions for the ICON Utilities Fund consisted of Net Investment Income of $1,409,610, and Net Realized Gains of $4,268,434. The prior year ended September 30, 2017 dividends and distributions for the ICON Utilities Fund consisted of Net Investment Income of $1,409,610, and Net Realized Gains of $4,268,434.

The accompanying notes are an integral part of the financial statements.

44	www.iconfunds.com

ICON Consumer Discretionary Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$13.97	$13.55	$14.27	$15.55	$14.50
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.06)	(0.06)	(0.03)	(0.07)	(0.07)
Net realized and unrealized gains/(losses) on investments	0.10	1.25	0.65	1.03	1.12
Total from investment operations	0.04	1.19	0.62	0.96	1.05

Less dividends and distributions:
Distributions from net realized gains	(0.50)	(0.77)	(1.34)	(2.24)	—
Total dividends and distributions	(0.50)	(0.77)	(1.34)	(2.24)	—

Net asset value, end of period	$13.51	$13.97	$13.55	$14.27	$15.55

Total Return	0.14%	8.93%	4.49%	5.80%	7.24%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$22,755	$24,566	$37,263	$44,913	$55,476

Ratio of expenses to average net assets
Before expense limitation	1.60%	1.46%	1.42%	1.43%	1.46%
After expense limitation(b)	1.60%	1.46%	1.42%	1.43%	1.46%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.44)%	(0.43)%	(0.22)%	(0.44)%	(0.47)%
After expense limitation(b)	(0.44)%	(0.43)%	(0.22)%	(0.44)%	(0.47)%
Portfolio turnover rate	137%	152%	158%	201%	202%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	45

ICON Consumer Discretionary Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$13.36	$13.06	$13.88	$15.24	$14.25
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.11)	(0.13)	(0.10)	(0.14)	(0.12)
Net realized and unrealized gains/(losses) on investments	0.10	1.20	0.62	1.02	1.11
Total from investment operations	(0.01)	1.07	0.52	0.88	0.99

Less dividends and distributions:
Distributions from net realized gains	(0.50)	(0.77)	(1.34)	(2.24)	—
Total dividends and distributions	(0.50)	(0.77)	(1.34)	(2.24)	—

Net asset value, end of period	$12.85	$13.36	$13.06	$13.88	$15.24

Total Return(c)	(0.24)%	8.32%	3.86%	5.34%	6.95%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,495	$1,474	$2,368	$2,999	$2,492

Ratio of expenses to average net assets
Before expense limitation	2.28%	2.22%	2.13%	1.91%	1.76%
After expense limitation(d)	1.99%	1.99%	1.99%	1.91%	1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.14)%	(1.20)%	(0.92)%	(0.97)%	(0.80)%
After expense limitation(d)	(0.85)%	(0.97)%	(0.78)%	(0.97)%	(0.80)%
Portfolio turnover rate	137%	152%	158%	201%	202%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

46	www.iconfunds.com

ICON Consumer Staples Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$7.43	$7.98	$9.20		$11.55	$11.18
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.06	0.02	0.02		0.04	0.11
Net realized and unrealized gains/(losses) on investments	0.01 (b)	0.41	0.96		0.98	1.31
Total from investment operations	0.07	0.43	0.98		1.02	1.42

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.00	)(c)	(0.22)	(0.03)
Distributions from net realized gains	(0.83)	(0.96)	(2.20)		(3.15)	(1.02)
Total dividends and distributions	(0.84)	(0.98)	(2.20)		(3.37)	(1.05)

Net asset value, end of period	$6.66	$7.43	$7.98		$9.20	$11.55

Total Return	0.50%	6.15%	12.09%		8.66%	13.32%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,275	$24,069	$31,799		$8,651	$25,731

Ratio of expenses to average net assets
Before expense limitation	2.17%	1.70%	1.74%		1.87%	1.45%
After expense limitation(d)	1.51%	1.50%	1.51%		1.51%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.28%	0.04%	0.00	%(e)	(0.01)%	0.94%
After expense limitation(d)	0.94%	0.24%	0.23%		0.35%	0.94%
Portfolio turnover rate	58%	118%	125%		16%	52%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to timing of shareholder transactions during the period.
(c)	Amount less than $(0.005).
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(e)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	47

ICON Consumer Staples Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$7.40	$7.96	$9.19		$11.58	$11.23
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.06	(0.01)	(0.00	)(c)	0.02	0.07
Net realized and unrealized gains/(losses) on investments	(0.01)	0.42	0.97		0.97	1.32
Total from investment operations	0.05	0.41	0.97		0.99	1.39

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.00	)(c)	(0.23)	(0.02)
Distributions from net realized gains	(0.83)	(0.96)	(2.20)		(3.15)	(1.02)
Total dividends and distributions	(0.84)	(0.97)	(2.20)		(3.38)	(1.04)

Net asset value, end of period	$6.61	$7.40	$7.96		$9.19	$11.58

Total Return(d)	0.17%	5.91%	11.93%		8.32%	12.99%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,738	$3,473	$8,409		$3,602	$2,740

Ratio of expenses to average net assets
Before expense limitation	2.29%	1.97%	1.97%		2.12%	2.04%
After expense limitation(e)	1.77%	1.75%	1.76%		1.76%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.31%	(0.30)%	(0.23)%		(0.15)%	0.35%
After expense limitation(e)	0.83%	(0.08)%	(0.02)%		0.21%	0.64%
Portfolio turnover rate	58%	118%	125%		16%	52%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	Amount less than $(0.005).
(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

48	www.iconfunds.com

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$12.53	$12.66	$11.17	$22.30	$22.59
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.04	0.06	0.24	0.11	0.11
Net realized and unrealized gains/(losses) on investments	0.58	(0.11)	1.36	(7.42)	0.33
Total from investment operations	0.62	(0.05)	1.60	(7.31)	0.44

Less dividends and distributions:
Dividends from net investment income	(0.20)	(0.08)	(0.11)	(0.09)	(0.06)
Distributions from net realized gains	–	–	–	(3.73)	(0.67)
Total dividends and distributions	(0.20)	(0.08)	(0.11)	(3.82)	(0.73)

Net asset value, end of period	$12.95	$12.53	$12.66	$11.17	$22.30

Total Return	4.99%	(0.44)%	14.55%	(36.37)%	1.92%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$169,661	$222,707	$327,497	$320,486	$615,541

Ratio of expenses to average net assets
Before expense limitation	1.50%	1.41%	1.44%	1.42%	1.28%
After expense limitation(b)	1.50%	1.41%	1.44%	1.42%	1.28%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.28%	0.46%	2.04%	0.74%	0.46%
After expense limitation(b)	0.28%	0.46%	2.04%	0.74%	0.46%
Portfolio turnover rate	69%	74%	99%	154%	97%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	49

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$11.92	$12.14	$10.77	$21.74	$22.21
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.08)	(0.07)	0.11	(0.04)	(0.15)
Net realized and unrealized gains/(losses) on investments	0.54	(0.11)	1.31	(7.20)	0.35
Total from investment operations	0.46	(0.18)	1.42	(7.24)	0.20

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.04)	(0.05)	–	–
Distributions from net realized gains	–	–	–	(3.73)	(0.67)
Total dividends and distributions	(0.17)	(0.04)	(0.05)	(3.73)	(0.67)

Redemption fees	0.00 (c)	–	–	–	–
Net asset value, end of period	$12.21	$11.92	$12.14	$10.77	$21.74

Total Return(d)	3.87%	(1.46)%	13.31%	(36.99)%	0.83%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,941	$7,333	$10,124	$9,972	$17,170

Ratio of expenses to average net assets
Before expense limitation	2.55%	2.47%	2.49%	2.43%	2.38%
After expense limitation(e)	2.50%	2.47%	2.49%	2.43%	2.38%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.76)%	(0.61)%	0.99%	(0.26)%	(0.65)%
After expense limitation(e)	(0.71)%	(0.61)%	0.99%	(0.26)%	(0.65)%
Portfolio turnover rate	69%	74%	99%	154%	97%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

50	www.iconfunds.com

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$12.44	$12.60	$11.11	$22.20	$22.50
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.01	0.02	0.21	0.07	0.04
Net realized and unrealized gains/(losses) on investments	0.57	(0.11)	1.35	(7.39)	0.35
Total from investment operations	0.58	(0.09)	1.56	(7.32)	0.39

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.07)	(0.07)	(0.04)	(0.02)
Distributions from net realized gains	–	–	–	(3.73)	(0.67)
Total dividends and distributions	(0.19)	(0.07)	(0.07)	(3.77)	(0.69)

Net asset value, end of period	$12.83	$12.44	$12.60	$11.11	$22.20

Total Return(b)	4.71%	(0.76)%	14.19%	(36.55)%	1.67%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,394	$9,312	$14,648	$14,588	$26,695

Ratio of expenses to average net assets
Before expense limitation	1.75%	1.72%	1.73%	1.66%	1.55%
After expense limitation(c)	1.75%	1.72%	1.73%	1.66%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.06%	0.15%	1.77%	0.50%	0.19%
After expense limitation(c)	0.06%	0.15%	1.77%	0.50%	0.19%
Portfolio turnover rate	69%	74%	99%	154%	97%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	51

ICON Financial Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.95	$7.67	$7.74	$7.83	$7.47
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.05	0.03	0.08	0.04	0.00 (b)
Net realized and unrealized gains/(losses) on investments	0.99	2.34	(0.15)	(0.08)	0.54
Total from investment operations	1.04	2.37	(0.07)	(0.04)	0.54

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.09)	–	(0.05)	(0.18)
Total dividends and distributions	(0.02)	(0.09)	–	(0.05)	(0.18)

Net asset value, end of period	$10.97	$9.95	$7.67	$7.74	$7.83

Total Return	10.48%	30.96%	(0.90)%	(0.55)%	7.27%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,500	$39,072	$43,354	$49,106	$32,286

Ratio of expenses to average net assets
Before expense limitation	1.44%	1.40%	1.40%	1.49%	1.64%
After expense limitation(c)	1.44%	1.40%	1.40%	1.49%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.41%	0.28%	1.00%	0.52%	(0.20)%
After expense limitation(c)	0.41%	0.28%	1.00%	0.52%	(0.06)%
Portfolio turnover rate	44%	68%	49%	51%	79%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

52	www.iconfunds.com

ICON Financial Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.99	$7.71	$7.82	$7.89	$7.37
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.01	(0.01)	0.05	0.02	(0.02)
Net realized and unrealized gains/(losses) on investments	0.99	2.37	(0.16)	(0.07)	0.54
Total from investment operations	1.00	2.36	(0.11)	(0.05)	0.52

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.08)	–	(0.02)	–
Total dividends and distributions	(0.01)	(0.08)	–	(0.02)	–

Net asset value, end of period	$10.98	$9.99	$7.71	$7.82	$7.89

Total Return(c)	10.04%	30.68%	(1.41)%	(0.69)%	7.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,512	$2,119	$2,542	$1,974	$541

Ratio of expenses to average net assets
Before expense limitation	1.98%	2.05%	2.12%	2.19%	2.35%
After expense limitation(d)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.13)%	(0.37)%	0.26%	(0.15)%	(0.86)%
After expense limitation(d)	0.10%	(0.07)%	0.63%	0.29%	(0.26)%
Portfolio turnover rate	44%	68%	49%	51%	79%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2018	53

ICON Healthcare Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$16.97	$15.40	$17.83	$22.42	$22.17
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.10)	(0.05)	(0.04)	(0.09)	(0.11)
Net realized and unrealized gains/(losses) on investments	3.38	1.86	1.54	1.02	6.18
Total from investment operations	3.28	1.81	1.50	0.93	6.07

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.03)
Distributions from net realized gains	(0.42)	(0.24)	(3.93)	(5.52)	(5.79)
Total dividends and distributions	(0.42)	(0.24)	(3.93)	(5.52)	(5.82)

Net asset value, end of period	$19.83	$16.97	$15.40	$17.83	$22.42

Total Return	19.84%	11.94%	9.44%	2.55%	32.27%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$78,975	$83,234	$76,218	$95,109	$148,261

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.41%	1.44%	1.36%	1.36%
After expense limitation(b)	1.45%	1.41%	1.44%	1.36%	1.36%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.60)%	(0.33)%	(0.26)%	(0.45)%	(0.53)%
After expense limitation(b)	(0.60)%	(0.33)%	(0.26)%	(0.45)%	(0.53)%
Portfolio turnover rate	63%	174%	107%	141%	188%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

54	www.iconfunds.com

ICON Healthcare Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$16.29	$14.84	$17.37	$22.01	$21.92
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.15)	(0.10)	(0.09)	(0.14)	(0.14)
Net realized and unrealized gains/(losses) on investments	3.23	1.79	1.49	1.02	6.03
Total from investment operations	3.08	1.69	1.40	0.88	5.89

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(0.42)	(0.24)	(3.93)	(5.52)	(5.79)
Total dividends and distributions	(0.42)	(0.24)	(3.93)	(5.52)	(5.80)

Net asset value, end of period	$18.95	$16.29	$14.84	$17.37	$22.01

Total Return(c)	19.43%	11.58%	9.03%	2.33%	31.72%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,814	$3,989	$4,921	$15,317	$10,878

Ratio of expenses to average net assets
Before expense limitation	1.86%	1.86%	1.79%	1.62%	1.62%
After expense limitation(d)	1.75%	1.75%	1.75%	1.62%	1.62%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.01)%	(0.78)%	(0.63)%	(0.69)%	(0.66)%
After expense limitation(d)	(0.90)%	(0.67)%	(0.59)%	(0.69)%	(0.66)%
Portfolio turnover rate	63%	174%	107%	141%	188%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	55

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$14.97	$12.26	$10.94	$11.67	$10.56
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.00 (b)	(0.04)	(0.02)	0.01	0.01
Net realized and unrealized gains/(losses) on investments	0.53	2.75	1.34	(0.73)	1.16
Total from investment operations	0.53	2.71	1.32	(0.72)	1.17

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.06)
Total dividends and distributions	—	—	—	(0.01)	(0.06)

Net asset value, end of period	$15.50	$14.97	$12.26	$10.94	$11.67

Total Return	3.54%	22.10%	12.07%	(6.15)%	11.14%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,614	$15,482	$23,957	$14,251	$35,883

Ratio of expenses to average net assets
Before expense limitation	1.80%	1.69%	1.73%	1.53%	1.41%
After expense limitation(c)	1.50%	1.51%	1.50%	1.50%	1.41%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.29)%	(0.50)%	(0.37)%	0.07%	0.07%
After expense limitation(c)	0.01%	(0.32)%	(0.14)%	0.10%	0.07%
Portfolio turnover rate	87%	75%	87%	23%	30%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
56	www.iconfunds.com

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$14.79	$12.14	$10.86	$11.58	$10.45
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.04)	(0.07)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gains/(losses) on investments	0.52	2.72	1.32	(0.70)	1.16
Total from investment operations	0.48	2.65	1.28	(0.72)	1.13

Net asset value, end of period	$15.27	$14.79	$12.14	$10.86	$11.58

Total Return(c)	3.25%	21.83%	11.79%	(6.22)%	10.81%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,156	$2,406	$998	$596	$298

Ratio of expenses to average net assets
Before expense limitation	2.32%	2.05%	2.96%	2.67%	2.02%
After expense limitation(d)	1.75%	1.76%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.85)%	(0.79)%	(1.59)%	(1.11)%	(0.56)%
After expense limitation(d)	(0.28)%	(0.50)%	(0.38)%	(0.19)%	(0.29)%
Portfolio turnover rate	87%	75%	87%	23%	30%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	57

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$19.14	$17.96	$14.95	$13.55	$11.44
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.10)	(0.10)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gains/(losses) on investments	2.09	4.53	3.08	1.49	2.18
Total from investment operations	1.99	4.43	3.01	1.40	2.11

Less dividends and distributions:
Dividends from net investment income	(0.08)	—	—	—	—
Distributions from net realized gains	(3.86)	(3.25)	—	—	—
Total dividends and distributions	(3.94)	(3.25)	—	—	—

Net asset value, end of period	$17.19	$19.14	$17.96	$14.95	$13.55

Total Return	11.82%	29.46%	20.13%	10.33%	18.44%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$61,474	$71,249	$48,953	$45,343	$50,363

Ratio of expenses to average net assets
Before expense limitation	1.41%	1.42%	1.49%	1.44%	1.40%
After expense limitation(b)	1.41%	1.42%	1.49%	1.44%	1.40%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.60)%	(0.58)%	(0.46)%	(0.62)%	(0.56)%
After expense limitation(b)	(0.60)%	(0.58)%	(0.46)%	(0.62)%	(0.56)%
Portfolio turnover rate	98%	116%	94%	43%	48%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
58	www.iconfunds.com

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$18.55	$17.55	$14.65	$13.32	$11.30
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.16)	(0.15)	(0.11)	(0.14)	(0.11)
Net realized and unrealized gains/(losses) on investments	2.02	4.40	3.01	1.47	2.13
Total from investment operations	1.86	4.25	2.90	1.33	2.02

Less dividends and distributions:
Dividends from net investment income	(0.00) (c)	—	—	—	—
Distributions from net realized gains	(3.86)	(3.25)	—	—	—
Total dividends and distributions	(3.86)	(3.25)	—	—	—

Net asset value, end of period	$16.55	$18.55	$17.55	$14.65	$13.32

Total Return(d)	11.43%	29.08%	19.80%	9.99%	17.88%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,101	$2,836	$2,631	$3,170	$455

Ratio of expenses to average net assets
Before expense limitation	2.00%	2.01%	2.17%	1.90%	1.94%
After expense limitation(e)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.20)%	(1.16)%	(1.12)%	(1.07)%	(1.10)%
After expense limitation(e)	(0.95)%	(0.90)%	(0.70)%	(0.92)%	(0.91)%
Portfolio turnover rate	98%	116%	94%	43%	48%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	Amount less than $(0.005).
(d)	The total return calculation excludes any sales charges.

(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	59

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$15.32	$12.82	$11.86	$15.09	$13.43
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.31	0.01	0.10	0.04	0.04
Net realized and unrealized gains/(losses) on investments	1.01	2.56	1.80	(3.23)	1.68
Total from investment operations	1.32	2.57	1.90	(3.19)	1.72

Less dividends and distributions:
Dividends from net investment income	—	(0.07)	(0.06)	(0.04)	(0.06)
Distributions from net realized gains	(0.19)	—	(0.88)	—	—
Total dividends and distributions	(0.19)	(0.07)	(0.94)	(0.04)	(0.06)

Net asset value, end of period	$16.45	$15.32	$12.82	$11.86	$15.09

Total Return	8.68%	20.13%	17.24%	(21.22)%	12.85%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,916	$69,444	$65,787	$60,404	$93,610

Ratio of expenses to average net assets
Before expense limitation	1.58%	1.52%	1.59%	1.42%	1.36%
After expense limitation(c)	1.50%	1.50%	1.50%	1.42%	1.36%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.86%	0.06%	0.70%	0.27%	0.26%
After expense limitation(c)	1.94%	0.08%	0.79%	0.27%	0.26%
Portfolio turnover rate	117%	68%	81%	48%	33%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
60	www.iconfunds.com

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$14.65	$12.36	$11.51	$14.77	$13.24
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.14	(0.13)	(0.03)	(0.11)	(0.12)
Net realized and unrealized gains/(losses) on investments	0.97	2.47	1.76	(3.15)	1.65
Total from investment operations	1.11	2.34	1.73	(3.26)	1.53

Less dividends and distributions:
Dividends from net investment income	—	(0.05)	—	—	—
Distributions from net realized gains	(0.19)	—	(0.88)	—	—
Total dividends and distributions	(0.19)	(0.05)	(0.88)	—	—

Net asset value, end of period	$15.57	$14.65	$12.36	$11.51	$14.77

Total Return(c)	7.63%	18.97%	16.11%	(22.07)%	11.56%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,177	$1,756	$1,435	$834	$675

Ratio of expenses to average net assets
Before expense limitation	2.79%	2.85%	3.01%	2.94%	4.17%
After expense limitation(d)	2.50%	2.50%	2.51%	2.50%	2.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.64%	(1.27)%	(0.73)%	(1.22)%	(2.51)%
After expense limitation(d)	0.93%	(0.92)%	(0.23)%	(0.78)%	(0.84)%
Portfolio turnover rate	117%	68%	81%	48%	33%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	61

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$15.17	$12.73	$11.75	$14.96	$13.36
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.29	(0.03)	0.06	(0.01)	(0.01)
Net realized and unrealized gains/(losses) on investments	0.98	2.54	1.81	(3.20)	1.67
Total from investment operations	1.27	2.51	1.87	(3.21)	1.66

Less dividends and distributions:
Dividends from net investment income	—	(0.07)	(0.01)	—	(0.06)
Distributions from net realized gains	(0.19)	—	(0.88)	—	—
Total dividends and distributions	(0.19)	(0.07)	(0.89)	—	(0.06)

Net asset value, end of period	$16.25	$15.17	$12.73	$11.75	$14.96

Total Return(c)	8.43%	19.81%	17.05%	(21.46)%	12.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,231	$5,629	$4,451	$3,078	$8,229

Ratio of expenses to average net assets
Before expense limitation	1.86%	1.91%	2.02%	1.76%	1.72%
After expense limitation(d)	1.75%	1.75%	1.75%	1.75%	1.72%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.71%	(0.35)%	0.24%	(0.06)%	(0.07)%
After expense limitation(d)	1.82%	(0.19)%	0.51%	(0.05)%	(0.07)%
Portfolio turnover rate	117%	68%	81%	48%	33%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
62	www.iconfunds.com

ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.29	$9.49		$8.03	$7.90	$7.22
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.28	0.27		0.30	0.28	0.22
Net realized and unrealized gains/(losses) on investments	0.07	0.59		1.43	0.11	0.69
Total from investment operations	0.35	0.86		1.73	0.39	0.91

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.27)		(0.27)	(0.26)	(0.23)
Distributions from net realized gains	(0.48)	(0.79)		—	—	—
Total dividends and distributions	(0.79)	(1.06)		(0.27)	(0.26)	(0.23)

Net asset value, end of period	$8.85	$9.29		$9.49	$8.03	$7.90

Total Return	4.17%	9.88%		21.74%	4.93%	12.69%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$30,883	$35,816		$43,864	$19,107	$17,920

Ratio of expenses to average net assets
Before expense limitation	1.60%	1.54%		1.59%	1.70%	1.52%
After expense limitation(b)	1.22%	1.44	%(c)	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.82%	2.83%		3.15%	3.12%	2.84%
After expense limitation(b)	3.20%	2.93%		3.24%	3.32%	2.86%
Portfolio turnover rate	156%	160%		168%	243%	107%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(c)	Effective July 1, 2017, the annual expense limitation rate changed from 1.50% to 1.22%.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2018	63

ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of period	$9.14	$9.35		$7.92	$7.81	$7.14
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.25	0.24		0.28	0.26	0.21
Net realized and unrealized gains/(losses) on investments	0.08	0.59		1.40	0.11	0.68
Total from investment operations	0.33	0.83		1.68	0.37	0.89

Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.25)		(0.25)	(0.26)	(0.22)
Distributions from net realized gains	(0.48)	(0.79)		—	—	—
Total dividends and distributions	(0.77)	(1.04)		(0.25)	(0.26)	(0.22)

Net asset value, end of period	$8.70	$9.14		$9.35	$7.92	$7.81

Total Return(c)	3.97%	9.63%		21.29%	4.63%	12.44%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,540	$8,293		$15,868	$5,679	$2,517

Ratio of expenses to average net assets
Before expense limitation	1.73%	1.84%		1.79%	1.89%	1.81%
After expense limitation(d)	1.47%	1.69	%(e)	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.62%	2.48%		3.10%	3.04%	2.69%
After expense limitation(d)	2.88%	2.63%		3.14%	3.18%	2.75%
Portfolio turnover rate	156%	160%		168%	243%	107%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective July 1, 2017, the annual expense limitation rate changed from 1.75% to 1.47%.

The accompanying notes are an integral part of the financial statements.
64	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

1.	ORGANIZATION

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Consumer Staples Fund (“Consumer Staples Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Natural Resources Fund (“Natural Resources Fund”) and ICON Utilities Fund (“Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers two classes of shares: Class S and Class A. The Energy Fund and the Natural Resources Fund also offer a Class C share. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

The Energy Fund has a significant weighting in the Oil & Gas Exploration & Production industry and the Integrated Oil & Gas Industry, the Financial Fund has a significant weighting in the Diversified Banks industry, the Healthcare Fund has a significant weighting in the Pharmaceuticals industry and the Managed Health Care industry, the Industrials Fund has a significant weighting in the Construction Machinery & Heavy Trucks industry and the Railroads industry, the Natural Resources Fund has a significant weighting in the Integrated Oil & Gas industry and the Oil & Gas Exploration & Production industry and the Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

Annual Report | September 30, 2018	65

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Pricing Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Pricing Committee determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.
Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments based on the inputs used to determine their values on September 30, 2018:

ICON Consumer Discretionary Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$22,908,673	$—	$—	$22,908,673
Collateral for Securities on Loan	—	503,264	—	503,264
Total	$22,908,673	$503,264	$—	$23,411,937

ICON Consumer Staples Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$6,710,834	$—	$—	$6,710,834
Collateral for Securities on Loan	—	81,000	—	81,000
Total	$6,710,834	$81,000	$—	$6,791,834

66	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

ICON Energy Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$175,985,628	$—	$–	$175,985,628
Purchased Call Options	$100,000	$—	$—	$100,000
Total	$176,085,628	$—	$–	$176,085,628

ICON Financial Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$44,842,875	$—	$–	$44,842,875
Total	$44,842,875	$—	$–	$44,842,875

ICON Healthcare Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$81,623,141	$—	$–	$81,623,141
Total	$81,623,141	$—	$–	$81,623,141

ICON Industrials Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$12,646,786	$—	$–	$12,646,786
Total	$12,646,786	$—	$–	$12,646,786

ICON Information Technology Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$61,694,319	$—	$–	$61,694,319
Total	$61,694,319	$—	$–	$61,694,319

ICON Natural Resources Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified Chemicals	$2,178,400	$1,526,211	$—	$3,704,611
Integrated Oil & Gas	11,697,380	12,062,113	—	23,759,493
Oil & Gas Exploration & Production	19,440,118	3,912,731	—	23,352,849
Oil & Gas Refining & Marketing	6,587,116	5,461,552	—	12,048,668
Paper Packaging	2,457,500	1,631,970	—	4,089,470
Other	4,628,230	9,515,121	—	14,143,351
Preferred Stocks	1,306,162	—	—	1,306,162
Total	$48,294,906	$34,109,698	$—	$82,404,604

ICON Utilities Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$35,759,123	$—	$–	$35,759,123
Total	$35,759,123	$—	$–	$35,759,123

Annual Report | September 30, 2018	67

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2018.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2018 was limited to purchased options.

The Funds may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

68	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

As of September 30, 2018, the Energy Fund engaged in purchased option transactions. All open option contracts are included on each Fund’s Schedule of Investments.

ICON Energy Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$100,000	N/A	N/A
Total		$100,000		$—

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Energy Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments, options, and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments, options, and foreign currency	$568,338	$8,967
Total		$568,338	$8,967

The average purchased option contracts during the year ended September 30, 2018, was as follows:

ICON Energy Fund Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	700	138

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Annual Report | September 30, 2018	69

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Consumer Discretionary Fund	$1,322,035	$503,264	$834,017	$1,337,281	$15,246
ICON Consumer Staples Fund	210,168	81,000	135,000	216,000	5,832
ICON Energy Fund	20,794,188	—	21,128,331	21,128,331	334,143
ICON Financial Fund	469,635	—	494,525	494,525	24,890
ICON Healthcare Fund	1,129,160	—	1,162,239	1,162,239	33,079
ICON Industrials Fund	517,200	—	536,250	536,250	19,050
ICON Natural Resources Fund	2,528,053	—	2,557,225	2,557,225	29,172
ICON Utilities Fund	1,234,266	—	1,249,125	1,249,125	14,859

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2018, is included in the Statements of Operations.

Security loans consist of equity securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

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ICON Sector Funds	Notes to Financial Statements

September 30, 2018

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in specific country or region.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Annual Report | September 30, 2018	71

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

Below are additional class level expenses for the year ended September 30, 2018 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Consumer Discretionary Fund
Class S	$4,396	$46,849	$19,052
Class A	104	3,285	5,627
ICON Consumer Staples Fund
Class S	1,529	33,597	18,445
Class A	307	7,692	7,290
ICON Energy Fund
Class S	25,168	437,940	26,558
Class C	620	8,976	8,549
Class A	607	11,016	7,642
ICON Financial Fund
Class S	4,935	66,609	18,462
Class A	471	4,697	6,129
ICON Healthcare Fund
Class S	8,483	126,940	21,919
Class A	345	5,455	6,400
ICON Industrials Fund
Class S	4,024	39,359	16,876
Class A	89	2,375	7,911
ICON Information Technology Fund
Class S	6,301	90,384	21,240
Class A	265	4,016	8,054
ICON Natural Resources Fund
Class S	12,974	179,572	22,354
Class C	149	2,285	6,322
Class A	582	10,872	8,139
ICON Utilities Fund
Class S	4,130	72,946	18,408
Class A	—	4,794	8,681

*	Printing and Transfer agent out of pocket fees are a Fund level expense.

3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	—	1.99%
ICON Consumer Staples Fund	1.50%	—	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	—	1.75%
ICON Healthcare Fund	1.50%	—	1.75%
ICON Industrials Fund	1.50%	—	1.75%
ICON Information Technology Fund	1.50%	—	1.75%
ICON Natural Resources Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.22%	—	1.47%

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ICON Sector Funds	Notes to Financial Statements

September 30, 2018

The Funds’ expense limitations will continue in effect until at least January 31, 2019. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2018, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

	Expires	Expires	Expires
Fund	2019	2020	2021
ICON Consumer Discretionary Fund	$3,370	$4,198	$3,577
ICON Consumer Staples Fund	51,650	63,487	69,700
ICON Energy Fund	—	—	3,104
ICON Financial Fund	8,903	6,790	5,239
ICON Healthcare Fund	1,898	4,986	3,569
ICON Industrials Fund	44,625	44,703	50,110
ICON Information Technology Fund	8,637	6,814	5,978
ICON Natural Resources Fund	32,171	26,508	69,036
ICON Utilities Fund	31,946	57,017	130,032

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2018, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Annual Report | September 30, 2018	73

ICON Sector Funds	Notes to Financial Statements

September 30, 2018

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2018, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Consumer Discretionary Fund Class A	$571
ICON Consumer Staples Fund Class A	1,751
ICON Energy Fund Class A	2,187
ICON Financial Fund Class A	4,038
ICON Healthcare Fund Class A	1,283
ICON Industrials Fund Class A	192
ICON Information Technology Fund Class A	2,295
ICON Natural Resources Fund Class A	3,682
ICON Utilities Fund Class A	1,590

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2018, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON Energy Fund Class C	$361
ICON Natural Resources Fund Class C	240

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2018, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2018, the total related amounts accrued by the Funds under this arrangement was $1,404 and is included in Other Expenses on the Statements of Operations.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2018, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4.	BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2018 was 3.51%. The Line of Credit agreement/arrangement expires on March 18, 2019.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2018

For the year ended September 30, 2018, the average outstanding loan by Fund was as follows:

Fund	Maximum Borrowing (10/01/17 - 09/30/18)	Average Borrowing (10/01/17 - 09/30/18)^	Average Interest Rates (10/01/17 - 09/30/18)^
ICON Consumer Discretionary Fund*	$1,150,488	$217,738	3.29%
ICON Consumer Staples Fund*	3,387,748	468,251	2.82%
ICON Energy Fund*	2,652,175	385,180	2.99%
ICON Financial Fund*	311,326	72,588	2.90%
ICON Healthcare Fund*	1,984,721	471,334	2.89%
ICON Industrials Fund*	1,502,820	309,322	3.06%
ICON Information Technology Fund*	937,636	482,240	2.77%
ICON Natural Resources Fund*	6,192,627	1,329,623	3.28%
ICON Utilities Fund*	764,525	191,665	2.78%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2018.

^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Consumer Discretionary Fund	$31,917,496	$33,306,390
ICON Consumer Staples Fund	6,775,306	27,008,181
ICON Energy Fund	138,094,039	204,069,187
ICON Financial Fund	19,728,703	19,745,068
ICON Healthcare Fund	47,679,300	64,140,609
ICON Industrials Fund	13,259,915	18,141,736
ICON Information Technology Fund	64,082,563	83,223,515
ICON Natural Resources Fund	101,641,101	96,050,588
ICON Utilities Fund	56,908,121	64,898,081

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, expiring capital losses, partnership adjustments, and net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely.

During the year ended September 30, 2018, the utilized/expired capital loss carryforwards were as follows:

Fund	Expired Amount	Utilized Amount
ICON Financial Fund	$40,830,438	$3,388,209
ICON Industrials Fund	13,718,613	787,072

For Energy Fund, the short-term and long-term capital losses deferred were $78,442,382 and $87,999,358, respectively.

The Consumer Discretionary Fund elects to defer to the period ending September 30, 2019, capital losses recognized during the period November 1, 2017 to September 30, 2018 in the amount of $372,949.

The Consumer Staples Fund elects to defer to the period ending September 30, 2019, capital losses recognized during the period November 1, 2017 to September 30, 2018 in the amount of $579,354.

Annual Report | September 30, 2018	75

ICON Sector Funds	Notes to Financial Statements
September 30, 2018

The Energy Fund elects to defer to the period ending September 30, 2019, capital losses recognized during the period November 1, 2017 to September 30, 2018 in the amount of $8,056,667.

For the year ended September 30, 2018, the following reclassifications were made, which had no impact on results of operations or net assets.

Fund	Paid-in Capital	Total Distributable Earnings
ICON Energy Fund	$(892)	$892
ICON Financial Fund	(40,830,438)	40,830,438
ICON Industrials Fund	(13,758,464)	13,758,464
ICON Utilities Fund	(13)	13

For Industrials Fund, included in the amounts reclassified was a net operating loss offset to paid in capital of $39,851.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Consumer Discretionary Fund	$946,956	$—
ICON Consumer Staples Fund	697,696	457,925
ICON Energy Fund	3,446,209	—
ICON Financial Fund	94,842	—
ICON Healthcare Fund	833,129	1,243,391
ICON Information Technology Fund	3,421,861	10,355,627
ICON Natural Resources Fund	1,011,303	—
ICON Utilities Fund	2,149,591	1,205,125

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2017, were as followed:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Consumer Discretionary Fund	$585,099	$1,670,363
ICON Consumer Staples Fund	2,065,125	1,778,292
ICON Energy Fund	1,977,974	—
ICON Financial Fund	530,652	—
ICON Healthcare Fund	—	1,215,871
ICON Information Technology Fund	629,475	8,725,258
ICON Natural Resources Fund	416,879	—
ICON Utilities Fund	4,557,628	1,120,416

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)*	Total Accumulated Earnings/(Deficit)
ICON Consumer Discretionary Fund	$—	$(372,949)	$—	$351,221	$(21,728)
ICON Consumer Staples Fund	102,336	(579,354)	—	(27,447)	(504,465)
ICON Energy Fund	356,208	(174,498,407)	—	15,583,408	(158,558,791)
ICON Financial Fund	163,308	—	—	7,827,981	7,991,289
ICON Healthcare Fund	1,645,449	3,152,083	—	14,549,612	19,347,144
ICON Industrials Fund	—	—	—	1,142,183	1,142,183
ICON Information Technology Fund	5,119,639	2,164,116	—	11,593,365	18,877,120
ICON Natural Resources Fund	5,186,341	5,752,876	—	3,135,094	14,074,311
ICON Utilities Fund	85,632	112,409	—	1,584,244	1,782,285

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax treatment of tax deferral of losses on wash sales.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2018

As of September 30, 2018, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
ICON Consumer Discretionary Fund	$1,558,274	$(1,207,053)	$—	$351,221	$23,060,716
ICON Consumer Staples Fund	277,167	(304,614)	—	(27,447)	6,819,281
ICON Energy Fund	21,049,216	(5,465,808)	—	15,583,408	160,502,220
ICON Financial Fund	8,682,627	(854,646)	—	7,827,981	37,014,894
ICON Healthcare Fund	16,047,900	(1,498,288)	—	14,549,612	67,073,529
ICON Industrials Fund	1,518,850	(376,681)	14	1,142,183	11,504,617
ICON Information Technology Fund	13,547,730	(1,954,365)	—	11,593,365	50,100,954
ICON Natural Resources Fund	8,531,366	(5,396,222)	(50)	3,135,094	79,269,460
ICON Utilities Fund	2,043,790	(459,679)	133	1,584,244	34,175,012

*	This balance includes appreciation/(depreciation) of foreign currency.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

8. SUBSEQUENT EVENT

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Annual Report | September 30, 2018	77

Report of Independent Registered
ICON Sector Funds	Public Accounting Firm

To the Shareholders and Board of Trustees of ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Natural Resources Fund, and ICON Utilities Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015 and prior, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 21, 2018

78	www.iconfunds.com

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2018 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (04/01/18 – 09/30/18).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Consumer Discretionary Fund
Class S
Actual	$1,000.00	$1,077.40	1.70%	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	1.70%	$8.59
Class A
Actual	$1,000.00	$1,076.20	1.99%	$10.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	1.99%	$10.05

ICON Consumer Staples Fund
Class S
Actual	$1,000.00	$1,015.20	1.51%	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.51%	$7.64
Class A
Actual	$1,000.00	$1,013.80	1.76%	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	1.76%	$8.90

Annual Report | September 30, 2018	79

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2018 (Unaudited)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Energy Fund
Class S
Actual	$1,000.00	$1,132.00	1.50%	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class C
Actual	$1,000.00	$1,125.30	2.50%	$13.32
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	2.50%	$12.61
Class A
Actual	$1,000.00	$1,129.40	1.74%	$9.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	1.74%	$8.80

ICON Financial Fund
Class S
Actual	$1,000.00	$1,019.50	1.52%	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.52%	$7.69
Class A
Actual	$1,000.00	$1,017.60	1.75%	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Healthcare Fund
Class S
Actual	$1,000.00	$1,234.70	1.47%	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.47%	$7.44
Class A
Actual	$1,000.00	$1,232.90	1.75%	$9.80
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Industrials Fund
Class S
Actual	$1,000.00	$1,045.90	1.51%	$7.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.51%	$7.64
Class A
Actual	$1,000.00	$1,045.20	1.76%	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	1.76%	$8.90

ICON Information Technology Fund
Class S
Actual	$1,000.00	$1,069.70	1.45%	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
Class A
Actual	$1,000.00	$1,068.40	1.75%	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Natural Resources Fund
Class S
Actual	$1,000.00	$1,032.60	1.50%	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class C
Actual	$1,000.00	$1,028.40	2.50%	$12.71
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	2.50%	$12.61
Class A
Actual	$1,000.00	$1,031.70	1.75%	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

80	www.iconfunds.com

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2018 (Unaudited)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During period April 1, 2018 - September 30, 2018(b)
ICON Utilities Fund
Class S
Actual	$1,000.00	$1,063.60	1.22%	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.22%	$6.17
Class A
Actual	$1,000.00	$1,063.30	1.47%	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.47%	$7.44

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Annual Report | September 30, 2018	81

ICON Sector Funds	Board of Trustees and Fund Officers
September 30, 2018 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 68. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 71. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 70. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel recently retired from his role as a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 53. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice, and Chairman of the Board of FundRock Partners, Ltd (UK). Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 67. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 65. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 39. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

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ICON Sector Funds	Board of Trustees and Fund Officers
September 30, 2018 (Unaudited)

Jack M. Quillin, 46. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Christopher R. Ambruso, 38. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 55. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

Annual Report | September 30, 2018	83

ICON Sector Funds	Additional Information
September 30, 2018 (Unaudited)

Renewal of Investment Advisory Agreement

On September 7, 2018, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2018.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser – the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on August 8, 2018 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market is favoring growth rather than value-based systems or styles. The current market is challenging for the ICON system. The CIO reiterated his faith in the ICON system, noting its many past successes. The Trustees raised questions regarding the Funds’ lagging performance and what changes might help to increase the performance, while staying within the ICON system. The Trustees’ questions and the discussion with Management focused on Management’s working internally to identify ways to improve performance by implementing changes within the ICON system, without straying outside the ICON system of value investing.

From a sales perspective, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g. paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking

84	www.iconfunds.com

ICON Sector Funds	Additional Information
September 30, 2018 (Unaudited)

to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees; and

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

Annual Report | September 30, 2018	85

ICON Sector Funds	Additional Information
September 30, 2018 (Unaudited)

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts;

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders; and

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

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ICON Sector Funds	Additional Information
September 30, 2018 (Unaudited)

Supplemental Tax Info

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Consumer Discretionary Fund	$0
ICON Consumer Staples Fund	$457,925
ICON Energy Fund	$0
ICON Financial Fund	$0
ICON Healthcare Fund	$1,243,391
ICON Industrials Fund	$0
ICON Information Technology Fund	$10,355,627
ICON Natural Resources Fund	$0
ICON Utilities Fund	$1,205,125

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	27.44%
ICON Consumer Staples Fund	59.54%
ICON Energy Fund	82.79%
ICON Financial Fund	100.00%
ICON Healthcare Fund	94.32%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	9.30%
ICON Natural Resources Fund	91.98%
ICON Utilities Fund	57.70%

The following Funds designate the percentages listed below of the income dividends distributed in 2017 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	27.92%
ICON Consumer Staples Fund	58.88%
ICON Energy Fund	77.35%
ICON Financial Fund	100.00%
ICON Healthcare Fund	82.63%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	9.86%
ICON Natural Resources Fund	64.25%
ICON Utilities Fund	57.75%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Annual Report | September 30, 2018	87

ICON Sector Funds	Additional Information
September 30, 2018 (Unaudited)

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

88	www.iconfunds.com

ICON Sector Funds	Privacy Policy
September 30, 2018 (Unaudited)

WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    income and transaction history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2018	89

ICON Sector Funds	Privacy Policy
September 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

●     open an account or enter into an investment advisory contract

●     provide account information or give us your contact information

●     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● ICON doesn’t jointly market

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Intentionally Left Blank

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate Audit Fees billed (or to be billed) by Cohen & Company, LTD. (“Cohen”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2018	2017
$216,000	$216,000

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate Audit-Related Fees billed (or to be billed) by Cohen for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2018	2017
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2018 and September 30, 2017 the aggregate Tax Fees billed (or to be billed) by Cohen for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2018	2017
$86,000	$81,000

(d)	All Other Fees

In each of the fiscal years ended September 30, 2018 and September 30, 2017 the aggregate Other Fees billed (or to be billed) by Cohen for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2018	2017
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2018, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of Cohen was less than 50%.

(g) See Item 4(d) above.

(h) There were no non-audit services provided by Cohen in the fiscal year ending September 30, 2018 or September 30, 2017 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 3, 2018

By (Signature and Title)*	/s/ Brian D. Harding
Brian D. Harding, Treasurer (Principal Financial Officer)

Date	December 3, 2018

*	Print the name and title of each signing officer under his or her signature.